                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                             JANUS INVESTMENT FUND
                             ---------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

FOR SHAREHOLDERS OF
JANUS INVESTMENT FUND
(THE "TRUST")
                                                                    (JANUS LOGO)


                                                                  March 26, 2010


Dear Shareholder:


     As a shareholder of one or more Janus mutual funds, the Board of Trustees for your Fund is requesting that you vote on one or more of the five proposals that will be presented to shareholders at two Special Meetings of Shareholders to be held on June 10, 2010. The various proposals are briefly summarized below and in the Synopsis section that precedes the enclosed joint proxy statement (the "Proxy Statement"). The Proxy Statement includes a detailed discussion of each of the proposals, which you should read carefully. The Board of Trustees recommends that you vote to approve all of the applicable proposals presented for your consideration.



     The first special meeting will occur at 9:30 a.m. and relates to PROPOSAL 1, WHICH APPLIES TO ALL JANUS FUNDS. Proposal 1 asks that shareholders elect ten Trustees to serve on the Board of Trustees. Eight of the individuals you are being asked to consider for election currently serve on the Funds' Board of Trustees and the remaining two nominees would become new Trustees upon election. Because two Trustees will retire effective December 31, 2010 in accordance with the retirement policy set by the Trustees, the Board is seeking to add two independent Trustees to maintain the number of Trustees at eight following their retirement. Each nominee is considered "independent," meaning that the nominee is not affiliated with the Funds' adviser or its related entities, and if elected would serve as an "Independent Trustee."



     The second special meeting will occur at 10:00 a.m. and relates to Proposals 2, 3, 4 and 5 which apply to specific Funds. PROPOSAL 2 SEEKS SHAREHOLDER APPROVAL TO ADD "PERFORMANCE FEES" AS PART OF THE INVESTMENT ADVISORY FEE STRUCTURE FOR FIVE FUNDS: JANUS FORTY FUND, JANUS FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS OVERSEAS FUND AND JANUS TWENTY FUND. By adding a performance fee structure, the advisory fee paid to each Fund's adviser, Janus Capital Management LLC ("Janus Capital"), would change from a fixed-rate fee to a fee that varies based on the Fund's performance relative to its benchmark index. The Board of Trustees has previously approved performance-based advisory fees for a number of Janus funds, and believes that moving to a fee schedule that moves up or down based upon a Fund's performance better aligns the interests of the Fund's manager with those of the shareholders of the Fund.



     PROPOSAL 3 APPLIES TO JANUS GLOBAL REAL ESTATE FUND ONLY, and seeks shareholder approval to change the benchmark index currently used to calculate the performance-based investment advisory fee the Fund pays to the Fund's adviser. The independent third-party that created the Fund's current benchmark index has created a new index, which the Board of Trustees believes better reflects the investment approach of the Fund, and, as a result, would be more appropriate to compare against the Fund's performance.

     Finally, PROPOSALS 4 AND 5 APPLY TO JANUS GLOBAL OPPORTUNITIES FUND ONLY. Proposal 4 seeks shareholder approval to amend the investment advisory agreement between the Fund and Janus Capital, the Fund's investment adviser, to allow Janus Capital to engage a subadviser for the Fund. Proposal 5 seeks shareholder approval of a new subadvisory agreement between Janus Capital and Perkins Investment Management LLC ("Perkins"), the proposed subadviser for the Fund. As discussed in greater detail in the attached materials, these changes are part of a larger effort to focus the Fund's investment approach primarily on value investing. If shareholders approve the new subadvisory agreement, Perkins will assume the day-to-day management of the Fund, and the Fund's current portfolio manager, Gregory Kolb, will continue to manage the Fund, although as an employee of Perkins rather than Janus Capital. Note that Janus Capital, and not the Fund, is responsible for paying the subadviser's fee. If Fund shareholders approve a performance-based fee for the Fund as discussed in Proposal 2, then the subadvisory fee Janus Capital pays the Fund's subadviser would also be a performance-based fee.


     THE INDEPENDENT TRUSTEES OF THE FUNDS BELIEVE THAT EACH PROPOSAL IS IN THE BEST INTEREST OF EACH FUND, AS APPLICABLE, AND ITS SHAREHOLDERS AND HAVE RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL(S) APPLICABLE TO THEIR FUND.

     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card(s);

     - BY INTERNET through the website listed in the proxy voting instructions;

     - BY TELEPHONE by calling the toll-free number listed on your proxy card(s) and following the recorded instructions; or


     - IN PERSON at the Special Meetings of Shareholders on June 10, 2010.



     Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal(s), please call the proxy solicitor, D.F. King & Co., Inc., at 1-800-825-0898.


     Thank you for your consideration of the proposal(s). We value you as a shareholder and look forward to our continued relationship.

                                        Sincerely,


                                        /s/ William F. McCalpin


                                        William F. McCalpin
                                        Chairman of the Board of
                                        Janus Investment Fund

                                                                    (JANUS LOGO)

                              JANUS INVESTMENT FUND

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS


     Notice is hereby given that a joint Special Meeting of Shareholders of Janus Investment Fund (the "Trust," each separate series thereof, a "Fund"), has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on June 10, 2010, at 9:30 a.m. Mountain Time. At the meeting, shareholders of each Fund will be asked to vote on the proposal set forth below and to transact such other business, if any, as may properly come before the meeting.


     Proposal 1.  To elect ten Trustees, each of whom is considered
                  "independent."


     Further notice is hereby given that a separate joint Special Meeting of Shareholders of the Trust on behalf of specific Funds as indicated below, has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on June 10, 2010, at 10:00 a.m. Mountain Time. At the meeting, shareholders of each Fund noted below will be asked to vote on the proposals set forth below, as applicable, and to transact such other business, if any, as may properly come before the meeting.


     Proposal 2.  To approve an amended and restated investment advisory agreement between the Fund and Janus Capital Management LLC ("Janus Capital") to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index for the following Funds:

                  a.  Janus Forty Fund

                  b.  Janus Fund

                  c.  Janus Global Opportunities Fund

                  d.  Janus Overseas Fund

                  e.  Janus Twenty Fund


     Proposal 3.  For Janus Global Real Estate Fund only, to approve an amended and restated investment advisory agreement between the Fund and Janus Capital to change the Fund's benchmark index for purposes of calculating the performance-based investment advisory fee.


     Proposal 4.  For Janus Global Opportunities Fund only, to approve an amended and restated investment advisory agreement between the Fund and Janus Capital to allow Janus Capital to engage a subadviser for the Fund.

     Proposal 5.  For Janus Global Opportunities Fund only, to approve a subadvisory agreement between Janus Capital, the Fund's investment adviser, and Perkins Investment Management LLC ("Perkins"), that appoints Perkins as subadviser to the Fund.

     Unless otherwise indicated, the first joint Special Meeting of Shareholders of the Trust and the second joint Special Meeting of Shareholders of the Trust (together with any adjournments or postponements thereof) are each referred to herein as the "Meeting" and together, the "Meetings."


     Shareholders of record of each Fund, as of the close of business on March 17, 2010, will receive notice of the Meetings and will be entitled to vote at the Meetings with respect to proposals applicable to their Fund.


     IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR VOTING BY INTERNET OR TELEPHONE) WILL HELP YOUR FUND TO AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                        By order of the Board of Trustees,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Investment Fund

March 26, 2010



       IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
        THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2010:



           THE ENCLOSED PROXY STATEMENT IS AVAILABLE FREE OF CHARGE AT
                              JANUS.COM/FUNDUPDATE.
   THE FUNDS' MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT,
                 ARE AVAILABLE FREE OF CHARGE AT JANUS.COM/INFO.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

          REGISTRATION                              VALID SIGNATURE
          ------------                              ---------------
          Corporate Account
          (1) ABC Corp.                             ABC Corp.
          (2) ABC Corp.                             John Doe, Treasurer
          (3) ABC Corp. c/o John Doe, Treasurer     John Doe
          (4) ABC Corp. Profit Sharing Plan         John Doe, Trustee

          Trust Account
          (1) ABC Trust                             Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee u/t/d 12/28/78   Jane B. Doe

          Custodial or Estate Account
          (1) John B. Smith, Cust. f/b/o            John B. Smith
              John B. Smith, Jr. UGMA
          (2) Estate of John B. Smith               John B. Smith, Jr., Executor

                                TABLE OF CONTENTS



SYNOPSIS................................................     1
JOINT PROXY STATEMENT...................................    10
  Proposal 1 - Election of Trustees.....................    12
     Introduction.......................................    12
     General Information Regarding the Board of
       Trustees.........................................    15
     Committees of the Board of Trustees................    16
     Process for Identifying and Evaluating Trustee
       Nominees and Nominee Qualifications..............    17
     Board Oversight of Risk Management.................    19
     Share Ownership....................................    20
     Compensation of Trustees...........................    21
     Officers of the Trust..............................    22
  Proposal 2 - Approve an Amended and Restated
     Investment Advisory Agreement Related to
     Introduction of Performance Incentive Investment
     Advisory Fee Structure.............................    23
     Introduction.......................................    23
     Board Consideration, Approval and Recommendation...    24
     Information Concerning the Adviser.................    27
     Comparison of the Current and Proposed Amended
       Advisory Agreements..............................    28
     Comparison of Current and Pro Forma Advisory Fees
       During the Previous Fiscal Year..................    35
     Proposal 2.a. - Janus Forty Fund...................    37
       Hypothetical Example.............................    37
       Comparison of Current and Pro Forma Expenses.....    38
       Shareholder Fees.................................    39
       Annual Fund Operating Expenses...................    39
     Proposal 2.b. - Janus Fund.........................    42
       Hypothetical Example.............................    42
       Comparison of Current and Pro Forma Expenses.....    43
       Shareholder Fees.................................    44
       Annual Fund Operating Expenses...................    44
     Proposal 2.c. - Janus Global Opportunities Fund....    47
       Hypothetical Example.............................    47
       Comparison of Current and Pro Forma Expenses.....    48
       Shareholder Fees.................................    49
       Annual Fund Operating Expenses...................    49
     Proposal 2.d. - Janus Overseas Fund................    52
       Hypothetical Example.............................    52
       Comparison of Current and Pro Forma Expenses.....    53
       Shareholder Fees.................................    54

       Annual Fund Operating Expenses...................    54
     Proposal 2.e. - Janus Twenty Fund..................    58
       Hypothetical Example.............................    58
       Comparison of Current and Pro Forma Expenses.....    59
       Shareholder Fees.................................    59
       Annual Fund Operating Expenses...................    60
  Required Vote.........................................    61
  Proposal 3 - Approve an Amended and Restated
     Investment Advisory Agreement to Change the Fund's
     Benchmark Index for Purposes of Calculating the
     Performance-Based Investment Advisory Fee..........    62
     Introduction.......................................    62
     Board Consideration, Approval and Recommendation...    63
     Information Concerning the Adviser.................    64
     Comparison of the Current Advisory Agreement and
       Proposed Advisory Agreement......................    64
     Impact of Proposed Change to the Benchmark Index on
       the Investment Advisory Fee Rate.................    69
     Comparison of Proposed and Current Benchmark
       Indices..........................................    69
     Implementation of the Change in the Benchmark
       Index............................................    71
     Calculation of the Performance Adjustment..........    71
     Comparison of Current and Pro Forma Expenses.......    73
     Shareholder Fees...................................    73
     Annual Fund Operating Expenses.....................    74
  Required Vote.........................................    77
  Proposals 4 and 5 - General Information...............    77
     Introduction.......................................    77
     Board Consideration, Approval and Recommendation...    79
  Proposal 4 - Approve an Amended and Restated
     Investment Advisory Agreement Between the Trust and
     Janus Capital......................................    82
     Information Concerning the Adviser.................    82
     Summary of the Current Advisory Agreement and the
       Proposed Amended Advisory Agreement..............    83
       Description of the Current Advisory Agreement....    83
       Description of the Proposed Amended Advisory
          Agreement.....................................    84
  Required Vote.........................................    85
  Proposal 5 - Approve a Subadvisory Agreement Between
     Janus Capital and Perkins..........................    85
     Information Concerning the Subadviser..............    85
     Summary of the Current Advisory Agreement and the
       Proposed Subadvisory Agreement...................    86
       Description of the Current Advisory Agreement....    86
       Description of the Proposed Subadvisory
          Agreement.....................................    87

  Required Vote.........................................    89
  Fund Service Providers................................    89
  Independent Registered Public Accounting Firm.........    96
ADDITIONAL INFORMATION ABOUT THE MEETINGS...............    99
  Quorum and Voting.....................................    99
  Share Ownership.......................................   101
  Solicitation of Proxies...............................   101
  Fund Transactions.....................................   103
  Legal Matters.........................................   104
  Shareholder Proposals for Subsequent Meetings.........   104
  Shareholder Communications............................   104
  Reports to Shareholders and Financial Statements......   105
  Other Matters to Come Before the Meetings.............   105
APPENDICES..............................................   106
  Appendix A - Nominating and Governance Committee
     Charter............................................   A-1
  Appendix B - Nominee Ownership........................   B-1
  Appendix C - Principal Officers of the Trust and Their
     Principal Occupations..............................   C-1
  Appendix D - Form of Proposed Amended and Restated
     Investment Advisory Agreement (Performance-Based
     Fees)..............................................   D-1
  Appendix E - Other Funds Managed by Janus Capital with
     Similar Investment Objectives......................   E-1
  Appendix F - Principal Executive Officers and
     Directors of Janus Capital and Perkins and Their
     Principal Occupations..............................   F-1
  Appendix G - Form of Proposed Amended and Restated
     Investment Advisory Agreement (Benchmark Change)...   G-1
  Appendix H - Form of Proposed Sub-Advisory Agreement..   H-1
  Appendix I - Form of Proposed Amended and Restated
     Investment Advisory Agreement (Engaging a
     Subadviser)........................................   I-1
  Appendix J - Other Funds Managed by Perkins with
     Similar Investment Objectives......................   J-1
  Appendix K - Number of Outstanding Shares and Net
     Assets.............................................   K-1
  Appendix L - 5% Beneficial Owners of Outstanding
     Shares.............................................   L-1
  Appendix M - Legal Matters............................   M-1

                                    SYNOPSIS

     The following synopsis is intended to provide an overview of the information provided in the joint proxy statement (the "Proxy Statement") and to summarize the proposals to be considered at the two joint Special Meetings of Shareholders, or at any adjournment or postponement thereof (each a "Meeting," and together, the "Meetings").

     WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

     There are several proposals that are being voted on at the Meetings. Not all of these proposals will impact your Fund. Please refer to the following table as a reference for which proposal(s) applies to you.


                                               PROPOSALS
------------------------------------------------------------------------------------------------------
                              FIRST JOINT
                            SPECIAL MEETING                 SECOND JOINT SPECIAL MEETING
                          ------------------  --------------------------------------------------------
                                                       2
                                              (2.A., 2.B., 2.C.,
                                                  2.D., 2.E.)          3           4
                                                 (PERFORMANCE-    (CHANGE IN   (AMENDED         5
                                   1                 BASED          PRIMARY    ADVISORY   (SUBADVISORY
FUND                      (TRUSTEE ELECTION)     ADVISORY FEE)    BENCHMARK)  AGREEMENT)   AGREEMENT)
----                      ------------------  ------------------  ----------  ----------  ------------
Janus Balanced Fund                X
Janus Contrarian Fund              X
Janus Enterprise Fund              X
Janus Flexible Bond Fund           X
Janus Forty Fund                   X                   X
Janus Fund                         X                   X
Janus Global Life
  Sciences Fund                    X
Janus Global
  Opportunities Fund               X                   X                           X            X
Janus Global Real Estate
  Fund                             X                                   X
Janus Global Research
  Fund                             X
Janus Global Technology
  Fund                             X
Janus Government Money
  Market Fund                      X
Janus Growth and Income
  Fund                             X
Janus High-Yield Fund              X
Janus International
  Equity Fund                      X
Janus International
  Forty Fund                       X
Janus Long/Short Fund              X
Janus Modular Portfolio
  Construction(R)Fund              X
Janus Money Market Fund            X
Janus Orion Fund                   X
Janus Overseas Fund                X                   X
Janus Research Core Fund           X
Janus Research Fund                X
Janus Short-Term Bond
  Fund                             X
Janus Smart
  Portfolio - Conserva-
  tive                             X
Janus Smart
  Portfolio - Growth               X
Janus Smart
  Portfolio - Moderate             X
Janus Triton Fund                  X
Janus Twenty Fund                  X                   X
Janus Venture Fund                 X

                                               PROPOSALS
------------------------------------------------------------------------------------------------------
                              FIRST JOINT
                            SPECIAL MEETING                 SECOND JOINT SPECIAL MEETING
                          ------------------  --------------------------------------------------------
                                                       2
                                              (2.A., 2.B., 2.C.,
                                                  2.D., 2.E.)          3           4
                                                 (PERFORMANCE-    (CHANGE IN   (AMENDED         5
                                   1                 BASED          PRIMARY    ADVISORY   (SUBADVISORY
FUND                      (TRUSTEE ELECTION)     ADVISORY FEE)    BENCHMARK)  AGREEMENT)   AGREEMENT)
----                      ------------------  ------------------  ----------  ----------  ------------
Janus Worldwide Fund               X
INTECH Risk-Managed Core
  Fund                             X
INTECH Risk-Managed
  Growth Fund                      X
INTECH Risk-Managed
  International Fund               X
INTECH Risk-Managed
  Value Fund                       X
Perkins Large Cap Value
  Fund                             X
Perkins Mid Cap Value
  Fund                             X
Perkins Small Cap Value
  Fund                             X



PROPOSAL 1:  ELECTION OF TRUSTEES

WHY AM I BEING ASKED TO ELECT TRUSTEES?

     The Trustees oversee the management and operations of your Fund on your behalf. Certain regulations require that a majority of the Trustees be elected by shareholders and while the Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees, under the terms of a settlement reached between Janus Capital Management LLC ("Janus Capital") and the Securities and Exchange Commission in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Funds are obligated to hold a meeting of shareholders to elect Trustees. The last shareholder meeting to elect Trustees occurred in 2005. The Board of Trustees of your Fund (the "Board") is currently comprised of eight Trustees, all of whom are independent. Two Trustees will retire effective December 31, 2010 in accordance with the retirement policy set by the Trustees. The Board is seeking to add two independent Trustees to maintain the number of Trustees at eight going forward. All eight members of the current Board and two new members will stand for election at the Meeting and, if approved, all ten members will serve on the Board until two of those members retire effective December 31, 2010.

PROPOSAL 2:  APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY
             AGREEMENT - PERFORMANCE FEE (JANUS FORTY FUND, JANUS FUND, JANUS GLOBAL OPPORTUNITIES FUND, JANUS OVERSEAS FUND AND JANUS TWENTY FUND ONLY)


WHY IS THE BOARD PROPOSING MOVING TO A PERFORMANCE-BASED FEE SCHEDULE FOR CERTAIN FUNDS?

     The Board believes that a fee schedule that adjusts based upon the positive or negative performance of a Fund, relative to its benchmark index, better aligns the interests of the portfolio manager and Janus Capital with those of the Fund's shareholders. Currently, each Fund pays an advisory fee at a fixed annual rate. As proposed, the rate of the investment advisory fee payable to Janus Capital would decrease when a Fund does not perform well over a certain time period, relative to its benchmark index, and would increase during periods when the Fund outperforms its benchmark index. Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to each Fund and to attract and retain talented investment personnel.

WHAT EFFECT WILL MOVING TO A PERFORMANCE-BASED FEE SCHEDULE FOR CERTAIN FUNDS HAVE UPON THE INVESTMENT ADVISORY FEE RATE EACH FUND PAYS TO JANUS CAPITAL?

     It is not possible to predict the effect of the performance adjustment on future overall compensation paid by a Fund to Janus Capital, since any adjustment will depend on the cumulative performance of the Fund relative to the approved Fund benchmark index, as well as future changes to the size of the Fund over the specified performance period. That being said, the proxy statement contains information to help you evaluate the impact of this proposed change in the fee structure.


PROPOSAL 3:  APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY
             AGREEMENT - BENCHMARK CHANGE (JANUS GLOBAL REAL ESTATE FUND ONLY)


WHY IS JANUS CAPITAL PROPOSING TO CHANGE JANUS GLOBAL REAL ESTATE FUND'S BENCHMARK INDEX?

     At the time Janus Global Real Estate Fund was launched in 2007, the Fund's current benchmark index, the FTSE EPRA/NAREIT Developed Index ("Developed Index"), was the most appropriate benchmark index available for purposes of comparative analysis of the Fund's performance, as both the Developed Index and the Fund included exposure to global markets. The Fund, however, also included exposure to emerging markets, but at that time, there was no comparable benchmark index available with emerging markets exposure. Recently, FTSE Group ("FTSE") created the FTSE EPRA/NAREIT Global Index ("Global Index"), which broadens the exposure offered by the Developed Index by including exposure to emerging markets. Since Janus Global Real Estate Fund's strategy allows the portfolio manager to invest in emerging market securities, and the Fund's portfolio manager expects to continue investing in such securities, Janus Capital proposed, and the Board of Trustees agreed, that the Global Index is a more appropriate benchmark index for purposes of measuring the Fund's performance. As of December 31, 2009, 2.9% of the Fund's investments were in emerging markets securities. This change in benchmark index requires shareholder approval because the benchmark index is used as part of the calculation to determine the performance fee paid by the Fund to Janus Capital.


WILL THE CHANGE IN THE BENCHMARK INDEX FOR JANUS GLOBAL REAL ESTATE FUND RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE OR STRATEGIES OF THE FUND?

     No. The investment objective will remain the same, which is to seek total return through a combination of capital appreciation and current income. The Fund expects to maintain its current investment parameters of investing at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies, which can be U.S. and non-U.S. real estate companies. In addition, the Fund will continue to concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. With respect to the Fund's investments in non-U.S. real estate companies, the Fund expects that, under normal market conditions, it will maintain investments in issuers from several different developed countries, including the U.S., and also will continue to be able to invest up 15% of its net assets in emerging markets.

WHAT EFFECT WILL THE BENCHMARK INDEX CHANGE FOR JANUS GLOBAL REAL ESTATE FUND HAVE UPON THE INVESTMENT ADVISORY FEE RATE THE FUND PAYS TO JANUS CAPITAL?


     Janus Global Real Estate Fund pays Janus Capital a fee that adjusts up or down based on the Fund's performance compared to its benchmark index, essentially called a performance fee. The benchmark index change will not alter the base fee component of the investment advisory fee, which is an annualized rate of 0.75% of the average daily closing net asset value of the Fund. Whether the change in the benchmark index to the Global Index results in an increase or decrease in the performance fee component of the advisory fees that otherwise would have been paid by the Fund depends on whether the Fund's future performance compares more favorably with the Global Index or the Developed Index. As discussed in the Proxy Statement, based on a pro forma analysis of the Fund's past performance over comparable periods under identical assumptions, Janus Capital would have been paid a slightly higher advisory fee if the Global Index was used to calculate the performance fee component. While it is not possible to predict the effect of the performance adjustment on future overall compensation paid by the Fund to Janus Capital, since any adjustment will depend on the future cumulative performance of the Fund relative to the approved Fund benchmark index, as well as future changes to the size of the Fund over the specified period of time, this proxy statement contains information to help you evaluate the impact of this change.

PROPOSAL 4:  APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
             (JANUS GLOBAL OPPORTUNITIES FUND ONLY)


WHY AM I BEING ASKED TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT FOR JANUS GLOBAL OPPORTUNITIES FUND?

     As further explained below and in Proposal 5, Janus Capital believes it is in the best interest of Janus Global Opportunities Fund to transition the Fund's investment management to Perkins Investment Management LLC ("Perkins") to serve as subadviser to the Fund. In order to do this, however, modifications must be made to the investment advisory agreement currently in place between the Fund and Janus Capital that will allow Janus Capital to engage Perkins, or any other eligible entity, as the Fund's subadviser. The modifications will also set out that the obligation to compensate Perkins, or any other subadviser, is the responsibility of Janus Capital, not the Fund.

WILL THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT FOR JANUS GLOBAL OPPORTUNITIES FUND INCREASE THE FUND'S INVESTMENT ADVISORY FEE RATE?


     No. The investment advisory fee rate paid by the Fund will not increase as a result of the amendment to the investment advisory agreement. Please keep in mind that shareholders of the Fund are, however, being asked to approve a performance-based investment advisory fee payable by the Fund to Janus Capital, as described above and in Proposal 2.c. Accordingly, if shareholders of the Fund approve the performance-based investment fee structure under Proposal 2.c., Janus Capital's fee rate will adjust up or down based on the Fund's future performance.



PROPOSAL 5:  APPROVE A SUBADVISORY AGREEMENT (JANUS GLOBAL OPPORTUNITIES FUND
             ONLY)


WHY AM I BEING ASKED TO APPROVE A SUBADVISORY AGREEMENT FOR JANUS GLOBAL OPPORTUNITIES FUND?

     As Janus Capital continues its goal of moving toward a more cohesive operating platform, it periodically reviews its mutual fund line-up to ensure that all funds are being properly positioned based on their primary investment strategies. As a result, in an effort to take advantage of the broad investment expertise within Janus Capital and Perkins and, in particular, Perkins' value investment capability, Janus Capital believes it is in the best interest of Janus Global Opportunities Fund to transition the Fund's investment approach to a more traditional value focus, and recommended to the Board of Trustees that Perkins become the subadviser to the Fund. However, because the Fund is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), which generally requires that any investment advisory agreement, including a subadvisory agreement, be approved by a fund's shareholders prior to becoming effective, you are being asked to approve a subadvisory agreement between Janus Capital, on behalf of the Fund, and Perkins.

WILL ADDING PERKINS AS A SUBADVISER TO JANUS GLOBAL OPPORTUNITIES FUND INCREASE THE FUND'S INVESTMENT ADVISORY FEE?

     No. The investment advisory fee rate paid by the Fund will not increase as a result of adding Perkins as subadviser to the Fund. Janus Capital, and not the Fund, will pay Perkins a subadvisory fee for its services provided to the Fund. Shareholders of the Fund are, however, being asked to approve a performance-based investment advisory fee structure payable by the Fund to Janus Capital, as described above and in Proposal 2.c. If shareholders of the Fund approve the performance-based investment advisory fee under Proposal 2.c., then Perkins' subadvisory fee rate will also adjust up or down in line with the performance fee paid by the Fund to Janus Capital, because under the terms of the proposed subadvisory agreement, Janus Capital will pay 50% of the advisory fee it receives from the Fund to Perkins.

WILL ADDING PERKINS AS A SUBADVISER TO JANUS GLOBAL OPPORTUNITIES FUND AFFECT THE MANAGEMENT OF THE FUND?

     No. The Fund's current portfolio manager will continue to manage the Fund although as an employee of Perkins rather than Janus Capital. Janus Capital will continue to serve as investment adviser, overseeing Perkins.

HOW WILL ADDING PERKINS AS A SUBADVISER TO JANUS GLOBAL OPPORTUNITIES FUND AFFECT THE FUND'S INVESTMENT STRATEGIES?


     The engagement of Perkins as the Fund's subadviser will result in certain changes, including changes to the Fund's investment objective and investment strategies. In an effort to take advantage of Perkins' value investment capabilities, the Fund will be moving from a combination growth/value orientation to a traditional value orientation. Specifically, while the Fund will continue to invest in common stocks of companies of any size located throughout the world, including emerging markets, the Fund will seek to invest in companies that are temporarily misunderstood by the investment community or that demonstrate special situations or turnarounds. Pursuant to the "value" strategy, the Fund's portfolio manager will generally look for companies with
(i) a low price relative to assets, earnings, and/or cash flows or business franchise; (ii) products and services that give them a competitive advantage; and (iii) quality balance sheets and strong management. As a part of the new value strategy, the Fund's investment objective will change from long-term growth of capital (the concept that a security will grow in value over a relatively long period of time) to capital appreciation (focuses on the increase in the principal value of an investment).



     Further, in connection with moving to the traditional value investing strategy, the portfolio manager of the Fund anticipates increasing the number of holdings in the portfolio from a range of 25 to 40 holdings to a range of 70 to 100 holdings, thus reclassifying the Fund from "nondiversified" to "diversified" (as defined under the 1940 Act), meaning it can invest a greater percentage of its assets in more companies. The portfolio manager believes that expanding the range of holdings will increase the Fund's opportunity for investments and will align the product with Perkins' value portfolio process. Moving to a larger range of holdings could increase the expenses of the Fund, if additional trading costs are incurred. The Fund will also change its name to "Perkins Global Value Fund." The Fund will continue to be managed against the MSCI World Index(SM) (as the primary benchmark) and the MSCI All Country World Index(SM) (as the secondary benchmark). Pending shareholder approval of Perkins as the subadviser to the Fund, all changes are expected to become effective on or about July 1, 2010.


     A comparison of the Fund currently and as proposed to be changed is provided below:


                                   CURRENT                   PROPOSED
                          ------------------------   ------------------------
Fund Name...............  Janus Global               Perkins Global Value
                          Opportunities Fund         Fund
Portfolio Manager.......  Gregory R. Kolb            No change
Investment objective....  Long-term growth of        Capital appreciation
                          capital
Investment strategies...  Invests in common stocks   Invests in common stocks
                          of companies located       of companies of any size
                          throughout the world,      located through the
                          including emerging         world, including
                          markets.  Seeks            emerging markets.
                          attractively valued        Focuses on companies
                          companies that are         that have fallen out of
                          improving their free       favor, temporarily
                          cash flow or who are       misunderstood by the
                          special situations         investment community or
                          companies or temporarily   demonstrate special
                          out of favor.  Applies     situations or
                          "bottom up" approach       turnarounds.  Seeks
                                                     companies with low price
                                                     relative to
                                                     assets/earnings/ cash
                                                     flows or business
                                                     franchise, competitive
                                                     advantage and/or quality
                                                     balance sheets and
                                                     strong management
Benchmarks: Primary.....  MSCI World Index(SM)       No change
             Secondary..  MSCI All Country World     No change
                          Index(SM)
Holdings Range..........  25-40                      70-100
Diversification
  Classification (under
  the 1940 Act).........  Nondiversified             Diversified



ADDITIONAL INFORMATION

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

     The Board of Trustees recommends that you vote "FOR" the proposal(s) applicable to your Fund.

WHAT WILL HAPPEN IF SHAREHOLDERS OF A FUND DO NOT APPROVE THE APPLICABLE PROPOSAL TO AMEND THE INVESTMENT ADVISORY AGREEMENT FOR THEIR FUND?


     If shareholders of a Fund do not approve one or more of the proposals applicable to their Fund, the Fund will continue to be managed pursuant to the terms of the investment advisory agreement currently in place for the Fund and the Board of Trustees will take such action as it deems to be in the best interest of each Fund, including potentially soliciting additional proxies.


WHO IS ELIGIBLE TO VOTE?


     Shareholders who owned shares of a Fund at the close of business on March 17, 2010 (the "Record Date") will be entitled to be present and vote at the Meetings. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meetings regarding their respective Fund.


HOW DO I VOTE MY SHARES?

     You can vote in any one of four ways:

     - BY MAIL, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;
     - BY INTERNET, by going to the website listed on your proxy card;
     - BY TELEPHONE, using the toll-free number listed on your proxy card; or

     - IN PERSON, by attending the Meeting on June 10, 2010 (or any adjournment or postponement thereof).


     Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.


     It is important that shareholders respond to ensure that there is a quorum for each Meeting. If we do not receive your response within a few weeks, you may be contacted by D.F. King & Co., Inc., the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve a proposal by the date of either Meeting, we may adjourn the Meeting, with respect to that proposal, to a later date so that we can continue to seek additional votes. Submitting your vote promptly will help to save costs associated with additional solicitations.


IF I SEND MY VOTE IN NOW AS REQUESTED, CAN I CHANGE IT LATER?


     Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposal.

WHAT IS THE REQUIRED VOTE TO APPROVE EACH PROPOSAL?

     Election of the Trustees will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds of the Trust voting in person or by proxy at the Meeting.


     Approval of each remaining proposal (Proposals 2 through 5) will require the affirmative vote of a "majority of the outstanding voting securities" of each Fund (voting separately) within the meaning of the 1940 Act. A "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares (a "1940 Act Majority").


     Quorum for consideration of a proposal at each Meeting is thirty percent of the outstanding shares entitled to vote of (i) all Funds (Proposal 1), and (ii) the applicable Fund for (Proposals 2, 3, 4 and 5).

     Additionally, for Janus Global Opportunities Fund, implementation of the subadvisory agreement being proposed for approval in Proposal 5 will be contingent on approval by shareholders of the Fund of both Proposals 4 and 5 within this Proxy Statement.

WHO SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?


     Please call D.F. King & Co., Inc., the proxy solicitor for the Funds, at 1-800-825-0898.

                                                                  March 26, 2010


                              JANUS INVESTMENT FUND

Janus Balanced Fund                            Janus Orion Fund
Janus Contrarian Fund                          Janus Overseas Fund
Janus Enterprise Fund                          Janus Research Core Fund
Janus Flexible Bond Fund                       Janus Research Fund
Janus Forty Fund                               Janus Short-Term Bond Fund
Janus Fund                                     Janus Smart Portfolio - Conservative
Janus Global Life Sciences Fund                Janus Smart Portfolio - Growth
Janus Global Opportunities Fund                Janus Smart Portfolio - Moderate
Janus Global Real Estate Fund                  Janus Triton Fund
Janus Global Research Fund                     Janus Twenty Fund
Janus Global Technology Fund                   Janus Venture Fund
Janus Government Money Market Fund             Janus Worldwide Fund
Janus Growth and Income Fund                   INTECH Risk-Managed Core Fund
Janus High-Yield Fund                          INTECH Risk-Managed Growth Fund
Janus International Equity Fund                INTECH Risk-Managed International Fund
Janus International Forty Fund                 INTECH Risk-Managed Value Fund
Janus Long/Short Fund                          Perkins Large Cap Value Fund
Janus Modular Portfolio Construction Fund      Perkins Mid Cap Value Fund
Janus Money Market Fund                        Perkins Small Cap Value Fund


                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS

                              JOINT PROXY STATEMENT

     This is a joint proxy statement ("Proxy Statement") for the Janus funds listed above (each, a "Fund" and collectively, the "Funds"), each a series of Janus Investment Fund (the "Trust"). Proxies for two Special Meetings of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the "Board," the "Board of Trustees," or the "Trustees") to approve the following proposals, as applicable, that have already been approved by the
Board:

FIRST SPECIAL MEETING

     Proposal 1.  For the Trust, to elect ten Trustees, each of whom is considered "independent."

SECOND SPECIAL MEETING

     Proposal 2.  To approve an amended and restated investment advisory agreement between the Fund and Janus Capital Management LLC ("Janus Capital") to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index for the following Funds:

                  a.  Janus Forty Fund
                  b.  Janus Fund
                  c.  Janus Global Opportunities Fund
                  d.  Janus Overseas Fund
                  e.  Janus Twenty Fund


     Proposal 3.  For Janus Global Real Estate Fund only, to approve an amended and restated investment advisory agreement between the Fund and Janus Capital to change the Fund's benchmark index for purposes of calculating the performance-based investment advisory fee.


     Proposal 4.  For Janus Global Opportunities Fund only, to approve an amended and restated investment advisory agreement between the Fund and Janus Capital to allow Janus Capital to engage a subadviser for the Fund.

     Proposal 5.  For Janus Global Opportunities Fund only, to approve a subadvisory agreement between Janus Capital, the Fund's investment adviser, and Perkins Investment Management LLC ("Perkins"), that appoints Perkins as subadviser to the Fund.

     Unless otherwise indicated, the first Special Meeting of Shareholders of the Trust and the second joint Special Meeting of Shareholders of the Trust (together with any adjournments or postponements thereof) are each referred to herein as the "Meeting" and together, the "Meetings."


     The first Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on June 10, 2010 at 9:30 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof. The second Special Meeting of Shareholders will be also held at the JW Marriott Hotel on June 10, 2010 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof. Any shareholder of record who owned shares of a Fund as of the close of business on March 17, 2010 (the "Record Date"), will receive notice of the Meetings and will be entitled to vote at the Meetings.



     At each Meeting, you will be asked to vote on the proposals applicable to the Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-825-0898. This Proxy Statement, Notice of Special Meetings, and the proxy card(s) are first being mailed to shareholders and contract owners on or about March 26, 2010.



     THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687 (OR 1-800-525-3713 IF YOU HOLD SHARES DIRECTLY WITH JANUS CAPITAL), VIA THE INTERNET AT JANUS.COM/INFO (OR JANUS.COM/REPORTS IF YOU HOLD SHARES DIRECTLY WITH JANUS CAPITAL), OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.


                                   PROPOSAL 1
                              ELECTION OF TRUSTEES
                                (ALL JANUS FUNDS)

INTRODUCTION

     At the Meeting, shareholders of all Funds will be asked to elect ten individuals to constitute the Trust's Board of Trustees. The ten nominees for election as Trustees who receive the greatest number of votes from shareholders voting in person or by proxy at the Meeting will be elected as Trustees of the Trust. These ten nominees were selected after careful consideration by the Trust's Nominating and Governance Committee, a committee consisting entirely of Trustees who are not "interested" persons (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or Janus Capital (the "Independent Trustees") and the nominations were approved by all of the current Independent Trustees. Eight of the ten nominees currently serve as Trustees of the Trust. Each nominee has consented to serve as a Trustee and to being named in this Proxy Statement. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld.


     If elected, each Trustee will serve as a Trustee until the next meeting of the shareholders, if any, called for the purpose of electing Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (required at age 72) or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If any or all of the nominees should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.


     The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. However, under the terms of a settlement reached between Janus Capital and the Securities and Exchange Commission (the "SEC," or the

"Staff") in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Funds are obligated to hold a meeting of shareholders to elect Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust's organizational documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the Trust's shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing Trustees.

     The nominees for Trustees and their backgrounds are shown on the following pages. This information includes each nominee's name, age, principal occupation(s) and other information about the nominee's professional background, including other directorships the nominee holds or held, during the past five years. The address of each nominee is 151 Detroit Street, Denver, Colorado 80206. All nominees listed below, other than John H. Cammack and John P. McGonigle, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each nominee, other than John H. Cammack and John P. McGonigle, is currently a trustee of Janus Aspen Series ("JAS"), another registered investment company advised by Janus Capital (JAS and the Trust, are collectively referred to herein as the "Janus funds"). Collectively, the Janus funds consist of 52 series as of December 31, 2009.

     Each Trustee or nominee is not an "interested" person of the Trust, as that term is defined in the 1940 Act.


                                                 NUMBER OF FUNDS IN    PRINCIPAL OCCUPATION(S) AND
                               LENGTH OF TIME       FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, AGE AND                  SERVED FOR THE    OVERSEEN OR TO BE           HELD BY NOMINEE
POSITIONS(S) WITH THE TRUST        TRUST        OVERSEEN BY NOMINEE      DURING PAST FIVE YEARS
---------------------------   ---------------   -------------------   ----------------------------
John H. Cammack                                          52           Managing partner of Cammack
DOB: 1952                                                             Associates LLC, a consulting
Nominee....................         N/A                               firm (since 2009). Formerly,
                                                                      Head of Third Party
                                                                      Distribution division of T.
                                                                      Rowe Price (1991-2009).
Jerome S. Contro                                         52           General partner of Crosslink
DOB: 1956                                                             Capital, a private
Trustee....................   12/05 - Present                         investment firm (since
                                                                      2008). Formerly, partner of
                                                                      Tango Group, a private
                                                                      investment firm (1999-2008).
                                                                      Formerly, Director of
                                                                      Envysion, Inc. (internet
                                                                      technology), Lijit Networks,
                                                                      Inc. (internet technology),
                                                                      LogRhythm Inc. (software
                                                                      solutions), IZZE Beverages,
                                                                      Ancestry.com, Inc.,
                                                                      (genealogical research
                                                                      website), and Trustee and
                                                                      Chairman of RS Investment
                                                                      Trust.
William F. McCalpin                                      52           Managing Director, Holos
DOB: 1957                                                             Consulting LLC (provides
Chairman...................    1/08 - Present                         consulting services to
Trustee....................    6/02 - Present                         foundations and other
                                                                      nonprofit organizations).
                                                                      Formerly, Executive Vice
                                                                      President and Chief
                                                                      Operating Officer of The
                                                                      Rockefeller Brothers Fund (a
                                                                      private family foundation)
                                                                      (1998-2006). Chairman of the
                                                                      Board and Director of The
                                                                      Investment Fund for
                                                                      Foundations Investment
                                                                      Program (TIP) (consisting of
                                                                      4 funds); and Director of
                                                                      the F.B. Heron Foundation (a
                                                                      private grantmaking
                                                                      foundation).

                                                 NUMBER OF FUNDS IN    PRINCIPAL OCCUPATION(S) AND
                               LENGTH OF TIME       FUND COMPLEX           OTHER DIRECTORSHIPS
NAME, AGE AND                  SERVED FOR THE    OVERSEEN OR TO BE           HELD BY NOMINEE
POSITIONS(S) WITH THE TRUST        TRUST        OVERSEEN BY NOMINEE      DURING PAST FIVE YEARS
---------------------------   ---------------   -------------------   ----------------------------
John W. McCarter, Jr.                                    52           President and Chief
DOB: 1938                                                             Executive Officer of The
Trustee....................    6/02 - Present                         Field Museum of Natural
                                                                      History (Chicago, IL) (since
                                                                      1996). Chairman of the Board
                                                                      and Director of Divergence
                                                                      Inc. (biotechnology firm);
                                                                      Director of W.W. Grainger,
                                                                      Inc. (industrial
                                                                      distributor); Trustee of
                                                                      WTTW (Chicago public
                                                                      television station) and the
                                                                      University of Chicago;
                                                                      Regent, Smithsonian
                                                                      Institution; and Member of
                                                                      the Board of Governors for
                                                                      Argonne National Laboratory.
John P. McGonigle                                        52           Formerly, Vice President,
DOB: 1955                                                             Senior Vice President and
Nominee....................         N/A                               Executive Vice President of
                                                                      Charles Schwab & Co., Inc.
                                                                      (1989-2006). Trustee of
                                                                      PayPal Funds (since 2008).
                                                                      Formerly, Director of
                                                                      Charles Schwab International
                                                                      Holdings (a brokerage
                                                                      service division for joint
                                                                      ventures outside the U.S.)
                                                                      (1999-2006).
Dennis B. Mullen                                        52*           Chief Executive Officer of
DOB: 1943                                                             Red Robin Gourmet Burgers,
Trustee....................    2/71 - Present                         Inc. (since 2005). Formerly,
                                                                      private investor. Chairman
                                                                      of the Board (since 2005)
                                                                      and Director of Red Robin
                                                                      Gourmet Burgers, Inc.
                                                                      (RRGB); and Director of
                                                                      Janus Capital Funds Plc
                                                                      (Dublin-based, non-U.S.
                                                                      funds).
James T. Rothe                                           52           Co-founder and Managing
DOB: 1943                                                             Director of Roaring Fork
Trustee....................    1/97 - Present                         Capital SBIC, LP (SBA SBIC
                                                                      fund focusing on private
                                                                      investment in public equity
                                                                      firms), and Professor
                                                                      Emeritus of Business of the
                                                                      University of Colorado,
                                                                      Colorado Springs, CO (since
                                                                      2004). Formerly, Professor
                                                                      of Business of the
                                                                      University of Colorado
                                                                      (2002-2004); and
                                                                      Distinguished Visiting
                                                                      Professor of Business (2001-
                                                                      2002) of Thunderbird
                                                                      (American Graduate School of
                                                                      International Management),
                                                                      Glendale, AZ. Director of
                                                                      Red Robin Gourmet Burgers,
                                                                      Inc. (RRGB).
William D. Stewart                                       52           Corporate Vice President and
DOB: 1944                                                             General Manager of MKS
Trustee....................    6/84 - Present                         Instruments - HPS Products,
                                                                      Boulder, CO (a manufacturer
                                                                      of vacuum fittings and
                                                                      valves) and PMFC Division,
                                                                      Andover, MA (manufacturing
                                                                      pressure measurement and
                                                                      flow products).
Martin H. Waldinger                                      52           Private investor and
DOB: 1938                                                             Consultant to California
Trustee....................    8/69 - Present                         Planned Unit Developments
                                                                      (since 1994). Formerly, CEO
                                                                      and President of Marwal,
                                                                      Inc. (homeowner association
                                                                      management company).
Linda S. Wolf                                            52           Retired. Formerly, Chairman
DOB: 1947                                                             and Chief Executive Officer
Trustee....................   12/05 - Present                         of Leo Burnett (Worldwide)
                                                                      (advertising agency) (2001-
                                                                      2005). Director of Wal-Mart,
                                                                      The Field Museum of Natural
                                                                      History (Chicago, IL),
                                                                      Children's Memorial Hospital
                                                                      (Chicago, IL), Chicago
                                                                      Council on Global Affairs,
                                                                      and InnerWorkings (U.S.
                                                                      provider of print
                                                                      procurement solutions to
                                                                      corporate clients).



--------

  * Mr. Mullen also serves as director of Janus Capital Funds Plc ("JCF"), an offshore product, consisting of 17 funds. Including JCF and the 52 funds comprising the Janus funds, Mr. Mullen oversees 69 funds.

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

     The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Funds on behalf of Fund shareholders. Each member of the Board is an Independent Trustee, including the Board's Chairman. The Board's responsibilities include, but are not limited to, oversight of the Funds' officers and service providers, including Janus Capital, which is responsible for the Trust's day-to-day operations. The Trustees approve all of the agreements entered into with the Funds' service providers, including the investment management agreements with Janus Capital and the Funds' subadvisers. The Trustees are also responsible for determining or changing the Funds' investment objectives, policies and available investment techniques, as well as for overseeing the Funds' Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust's independent auditor (who reports directly to the Trust's Audit Committee), independent counsel, an independent fee consultant, and other experts as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

     The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each Fund's investment advisory agreement with Janus Capital, but specific matters related to oversight of the Funds' independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board ("Board Chairman") is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board's liaison to Janus Capital with respect to all matters related to the Funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Funds overseen and the various investment objectives of those Funds; (2) the manner in which the Funds' shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust's day-to-day operations, including the management of each Fund's portfolio and the distribution of Fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

     There were six regular meetings and fourteen special meetings of the Trustees held during the Trust's previous 12-months ended December 31, 2009. Each Trustee attended most if not all of the meetings during that 12-month period. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

     The Board of Trustees proposed for election at the Meeting will be comprised of ten trustees. The SEC has adopted rules that require at least 75% of the board members of a fund to be "independent" in order for the fund to take advantage of certain exemptive rules under the 1940 Act. If the slate of nominees is approved by shareholders, 100% of the Board of Trustees will continue to be "independent."

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees has seven standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Money Market Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of counsel to the Independent Trustees and the Trust, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust's Nominating and Governance Committee.

     Audit Committee. The Audit Committee reviews the Trust's financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings and the audit process. The Committee's review of the audit process includes, among other things, the recommendation of the appointment and compensation of the Trust's independent auditor, which performs the audits of the Funds' financial statements, oversight of the independent auditor, and pre-approval of all audit and non-audit services. The Committee receives annual representations from the Trust's independent auditor as to its independence. Currently, the members of the Audit Committee are: Jerome S. Contro (Chairman), John W. McCarter, Jr. and Dennis B. Mullen. The Committee held four meetings during the 12-months ended December 31, 2009.

     Brokerage Committee. The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust's use of brokerage commissions and placement of Fund portfolio transactions, including policies regarding the allocation of brokerage commissions, directed brokerage, "step-out" arrangements and client commission arrangements. Currently, the members of the Brokerage Committee are: James T. Rothe (Chairman), Jerome S. Contro and Martin H. Waldinger. The Committee held four meetings during the 12-months ended December 31, 2009.

     Investment Oversight Committee. The Investment Oversight Committee oversees the investment activities of the Funds. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to a Fund to review the investment performance and strategies of the Funds in light of their stated investment objectives and policies. Currently, the members of the Investment Oversight Committee are: Dennis B. Mullen (Chairman), Jerome S. Contro, William F. McCalpin, John W. McCarter, Jr., James T. Rothe, William D. Stewart, Martin H. Waldinger and Linda S. Wolf. The Committee held five meetings during the 12-months ended December 31, 2009.

     Legal and Regulatory Committee. The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust's Proxy Voting Guidelines. Currently, the members of the Legal and Regulatory Committee are: Linda S. Wolf (Chairman), William F. McCalpin and William D. Stewart. The Committee held eight meetings during the 12-months ended December 31, 2009.

     Money Market Committee. The Money Market Committee reviews various matters related to the operations of the Trust's money market funds, including compliance with the Trust's Money Market Fund Procedures and Rule 2a-7 under the 1940 Act. Currently the members of the Money Market Committee are: Jerome S. Contro (Chairman), James T. Rothe and Martin H. Waldinger. The Committee held five meetings during the 12-months ended December 31, 2009.


     Nominating and Governance Committee. The Nominating and Governance Committee identifies and recommends individuals for Trustee membership, consults with Fund management and the Board Chairman in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. Currently, the members of the Nominating and Governance Committee are: John W. McCarter, Jr. (Chairman), William F. McCalpin and Dennis B. Mullen. The Committee held seven meetings during the 12-months ended December 31, 2009.


     Pricing Committee. The Pricing Committee determines the fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also reviews other matters related to pricing the Funds' securities. Currently, the members of the Pricing Committee are: William
D. Stewart (Chairman), James T. Rothe and Linda S. Wolf. The Committee held twenty-one meetings during the 12-months ended December 31, 2009.

PROCESS FOR IDENTIFYING AND EVALUATING TRUSTEE NOMINEES AND NOMINEE
QUALIFICATIONS


     The Nominating and Governance Committee of the Board is responsible for identifying and nominating candidates for appointment as Trustees. As stated in the Committee's charter, (1) the principal criterion for selection of candidates for the Board is the candidate's ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Trustee, and (2) the Trustees should, collectively, represent a broad cross section of backgrounds, functional disciplines, and experience. In considering a potential candidate's qualifications to serve as a Trustee, the Committee may also take into account a variety of other diverse criteria, including, but not limited to (i) knowledge of the investment company industry; (ii) relevant experience; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) financial, technical or other expertise; (vi) time commitment to the performance of duties of a Trustee; (vii) stature commensurate with the responsibility of representing Fund shareholders; and (viii) if a candidate is for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.


     Consistent with the Trust's organizational documents and procedures adopted by the Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust's Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Appendix A.

     The Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms. The Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a Fund shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate.

     After completion of its process to identify and evaluate Trustee nominees, and after giving due consideration to all factors it deemed appropriate, the Committee approved for nomination, and recommended that the Trustees approve for nomination, the ten nominees identified below. The Committee believes that if elected, each of the nominees qualifies to serve as an Independent Trustee. Each nominee's background is detailed above. The Committee and the Trustees considered the totality of the information available to them, and took into account the specific experience, qualifications, attributes or skills discussed below to conclude that each nominee should serve as a Trustee, in light of the Trust's business and structure. In reaching these conclusions, the Committee and the Trustees, in the exercise of their reasonable business judgment, evaluated each nominee based on the criteria described above, and reviewed the specific experience, qualifications, attributes or skills that each nominee presented, none of which by itself was considered dispositive.

     John H. Cammack: service as Head of Third Party Distribution and member of the Operating Steering Committee for a large mutual fund complex, service on two not-for-profit boards, and chairman of the Mutual Fund Education Alliance.

     Jerome S. Contro: General Partner in private investment firms, service on multiple corporate boards, and a Fund Independent Trustee since 2005.


     William F. McCalpin: service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.


     John W. McCarter, Jr.: President and CEO of large non-profit organization, service on multiple corporate and non-profit boards, and a Fund Independent Trustee since 2002.

     John P. McGonigle: service in multiple capacities with a leading financial services firm, including as Head of Mutual Funds and Asset Management, and as an independent trustee of a money market fund.

     Dennis B. Mullen: Chairman of the Board and CEO of NASDAQ-listed company, director of off-shore fund complex, and a Fund Independent Trustee since 1971 and Independent Chairman of the Board of Trustees from 2004 to 2007.

     James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

     William D. Stewart: Corporate vice-president of a NASDAQ-listed industrial manufacturer, and a Fund Independent Trustee since 1984.

     Martin H. Waldinger: service as CEO of a homeowner association management company, and a Fund Independent Trustee since 1969.

     Linda S. Wolf: service as Chairman and CEO of a global advertising firm, service on multiple corporate and non-profit boards, and a Fund Independent Trustee since 2005.

BOARD OVERSIGHT OF RISK MANAGEMENT

     Janus Capital, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, as part of its overall oversight responsibilities for the Funds' operations, oversees Janus Capital's risk management efforts with respect to the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital's (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of portfolio construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report, will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Funds' other service providers and from independent consultants hired by the Board.

     Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with the Funds' portfolio transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

     The Board has appointed a Chief Compliance Officer for the Funds ("Fund CCO") who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board's regular meetings. The Fund CCO, who also serves as Janus Capital's Chief Compliance Officer, discusses relevant risk issues that may impact the Funds and/or Janus Capital's services to the Funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Funds' compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Funds' compliance policies and procedures that could expose the Funds' to additional risk or adversely impact the ability of Janus Capital to provide services to the Funds.

     The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with the respect to the Funds' risk management process.

SHARE OWNERSHIP

     The Trustees believe that each Trustee should invest in one or more Janus funds (but not necessarily all) for which he or she serves as Trustee, to the extent the Trustee is directly eligible to do so. The amount of such investment, and the Janus fund(s) in which a Trustee determines to invest, is dictated by the Trustee's individual financial circumstances and investment goals.


     Appendix B to this Proxy Statement sets forth the number of shares and dollar range of equity securities of each Fund owned directly or beneficially as of December 31, 2009 by each Trustee and the nominees for election at the Meeting. In addition, as of December 31, 2009, the nominees, Trustees, Chief Executive Officer and Chief

Financial Officer of the Funds, individually and collectively as a group, owned less than 1% of the outstanding shares of each Fund.


COMPENSATION OF TRUSTEES


     The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds and those amounts are included below. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee not considered an "independent" Trustee, for their services as Trustees or officers. All of the Trustees or nominees are "independent;" therefore, none of the Trustees are paid by Janus Capital. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


     The Trust's Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of the Trustees' responsibilities as well as in relation to fees paid to trustees of other similarly situated mutual fund complexes.


     The following table shows the aggregate compensation paid to each current Independent Trustee by the Trust and by all of the Janus funds during calendar year 2009. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus funds. The Trustees have established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("Shadow Investments").


                                                         TOTAL COMPENSATION FROM
                                AGGREGATE COMPENSATION   THE TRUST AND THE JANUS
NAME OF INDEPENDENT TRUSTEE        FROM THE TRUST(1)        FUND COMPLEX(2)(3)
---------------------------     ----------------------   -----------------------
William F. McCalpin(4)........         $320,223                  $376,000
Jerome S. Contro(5)...........         $242,755                  $305,500
John W. McCarter, Jr.(5)......         $257,261                  $300,750
Dennis B. Mullen(5)...........         $238,379                  $328,661
James T. Rothe(5).............         $258,755                  $312,750
William D. Stewart(5).........         $252,483                  $296,750
Martin H. Waldinger...........         $215,953                  $267,000
Linda S. Wolf(5)..............         $231,781                  $273,750



--------

(1) Includes compensation for service on behalf of 38 Funds (as of December 31, 2009).
(2) For all Trustees, includes compensation for service on the boards of three Janus trusts (the Trust, Janus Aspen Series and Janus Adviser Series), for the period January 1, 2009 to July 2, 2009, comprised of 68 portfolios, and for two trusts (the Trust and Janus Aspen Series) from July 2, 2009 to December 31, 2009, comprised of 52 portfolios. In addition, Mr. Mullen's compensation includes service on the board of an additional trust, Janus Capital Funds Plc (an offshore product) comprised of a total of 17 portfolios (as of December 31, 2009).

(3) Total Compensation received from the Janus funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $152,750; Martin H. Waldinger $66,750; and Linda S. Wolf $68,438.

(4) Aggregate Compensation received from the Funds and Total Compensation received from all Janus funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(5) Aggregate Compensation received from the Funds and Total Compensation received from all Janus funds includes additional compensation paid for service as chair of one or more committees of the Board of Trustees.

OFFICERS OF THE TRUST

     The officers of the Trust and their principal occupations are set forth in Appendix C to this Proxy Statement.

THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
                                  EACH NOMINEE.

                                   PROPOSAL 2

              APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY

           AGREEMENT RELATED TO INTRODUCTION OF PERFORMANCE INCENTIVE
                        INVESTMENT ADVISORY FEE STRUCTURE
         (JANUS FORTY FUND, JANUS FUND, JANUS GLOBAL OPPORTUNITIES FUND,
                 JANUS OVERSEAS FUND AND JANUS TWENTY FUND ONLY)

INTRODUCTION


     At meetings held on December 11, 2009 and March 10, 2010, the Board of Trustees approved amendments to the investment advisory agreements between Janus Capital and each of Janus Forty Fund, Janus Fund, Janus Global Opportunities Fund, Janus Overseas Fund and Janus Twenty Fund (for purposes of this Proposal 2, each of Janus Forty Fund, Janus Fund, Janus Global Opportunities Fund, Janus Overseas Fund and Janus Twenty Fund is referred to as a "Fund" and collectively, the "Funds"). Each amendment changes the annual rate of compensation paid to Janus Capital as your Fund's investment adviser from a fixed rate of 0.64% to a rate that adjusts up or down based on the Fund's performance relative to its benchmark index (the "Proposed Amended Advisory Agreement"). This change in fee structure requires shareholder approval. The Board of Trustees authorized the submission of the Proposed Amended Advisory Agreements to shareholders of the Funds for their approval, as described further below. Shareholders of Janus Forty Fund will vote on Proposal 2.a.; shareholders of Janus Fund will vote on Proposal 2.b.; shareholders of Janus Global Opportunities Fund will vote on Proposal 2.c.; shareholders of Janus Overseas Fund will vote on Proposal 2.d.; and shareholders of Janus Twenty Fund will vote on Proposal 2.e. A form of a Proposed Amended Advisory Agreement is attached to this Proxy Statement as Appendix D.



     The proposal to implement a performance-based advisory fee is designed to more closely align Janus Capital's interests with those of the Funds' shareholders. The premise of a performance fee is essentially that an investment adviser should earn more if it is performing well for Fund shareholders and should earn less if it is underperforming. To assess the performance of the investment adviser, a Fund's performance is measured against the performance of the Fund's primary benchmark. This means that it is the relative outperformance or underperformance of a Fund compared to its benchmark, and not the Fund's absolute performance, that causes the advisory fee to be adjusted up or down. As a result, if the performance-based advisory fee is approved for your Fund, the investment advisory fee paid by your Fund to Janus Capital will decrease when the Fund is not performing well relative to its benchmark index and increase during periods when the Fund outperforms its benchmark index. The section entitled "Comparison of the Current and Proposed Amended Advisory Agreements" below provides a detailed description of how the proposed performance-based advisory fee would be calculated for your Fund, and also includes examples showing the investment advisory fees your Fund would have paid if the proposed performance fee had been in place during the Fund's most recent fiscal year.

     The Board of Trustees has previously approved performance-based advisory fees for a number of other Janus funds, and, for the reasons described below, believes that moving to a fee that adjusts up or down based on a Fund's performance better aligns the interest of Janus Capital, each Fund's investment adviser, with those of the Fund's shareholders. At the same time, Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services to the Funds and to attract and retain talented investment personnel.

BOARD CONSIDERATION, APPROVAL AND RECOMMENDATION


     At a meeting of the Trustees held on December 11, 2009, the Trustees, each of whom are Independent Trustees, meaning he or she is not an "interested person" (as defined by the 1940 Act) of the Trust ("Independent Trustees"), voted unanimously to approve each Proposed Amended Advisory Agreement and authorized the submission of each Proposed Amended Advisory Agreement to each Fund's shareholders for approval. In addition, at a meeting of the Trustees held on March 10, 2010, the Independent Trustees voted unanimously to approve a Proposed Amended Advisory Agreement for Janus Fund. If approved, the Proposed Amended Advisory Agreements will be in effect until February 1, 2011, and may continue in effect thereafter from year to year if such continuation is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority and, in either event, by the vote of a majority of the Independent Trustees.


     Over the past few years, the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have continued to explore the possibility of modifying the fee structure for certain Janus funds to provide for a Base Fee Rate (as defined below under "Comparison of the Current and Proposed Amended Advisory
Agreements - Proposed Performance Fee Structure") for each of those funds at the same rate as its current advisory fee rate, and a performance-based adjustment that would increase or decrease the fee based on whether the fund's total return performance exceeds or lags a stated relevant benchmark index.

     Working with Janus Capital to develop a performance structure that was acceptable to Janus Capital, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Funds and their shareholders. They believe that the fee structure proposed for the Funds will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range maximum and minimum that would result in the Performance Adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved for Janus Capital and the Fund's shareholders.

The Trustees also reviewed the structure of performance fees applied by other Janus funds.

     As described below, the Performance Adjustment that will be added to or subtracted from the Base Fee Rate as a result of a Fund's performance, relative to its benchmark index, is a variable rate of up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting a Fund's operating expenses (including advisory fees), which means that, in order to receive any upward adjustment from the Base Fee Rate, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

     The Trustees determined that the benchmark index specified in each Proposed Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the applicable Fund based on a number of factors, including that each index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between a Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio managers in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.


     The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of a Fund and of its benchmark index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment to the Base Fee Rate for at least the first 12 months for Janus Fund and Janus Global Opportunities Fund; 15 months for Janus Overseas Fund; or 18 months for Janus Forty Fund and Janus Twenty Fund, after the effective date of the performance-based fees structure outlined in each Proposed Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only a Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a 36-month rolling performance measurement period.


     In considering the Proposed Amended Advisory Agreements, and the performance fee structure reflected in the Agreements, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant.

     In considering whether to approve the Proposed Amended Advisory Agreements, the Board of Trustees noted that, except for the performance-based fee structure, the Proposed Amended Advisory Agreements are substantially similar to the Current Advisory Agreements, which were most recently approved by them at a meeting held on December 11, 2009. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Funds and concluded that the services provided were acceptable. Certain of these considerations are discussed in more detail below. Based on their evaluation of that information and other factors, on December 11, 2009 and March 10, 2010, the Independent Trustees approved the Proposed Amended Advisory Agreement for each Fund, subject to shareholder approval.


NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Proposed Amended Advisory Agreements.

     The Trustees concluded that the Proposed Amended Advisory Agreement for each Fund was not expected to adversely affect the nature, extent or quality of services provided to the Fund, and that the Fund would continue to benefit from services provided under the Proposed Amended Advisory Agreement. They also concluded that the quality of Janus Capital's services to each Fund has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Proposed Amended Advisory Agreements; (ii) the key factors identified in materials provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of each Fund. They also concluded that Janus Capital's financial condition was sound.

COSTS OF SERVICES PROVIDED

     The Trustees considered the fee structure under the Proposed Amended Advisory Agreements, as well as the overall fee structure of the Funds. The Trustees examined the fee information and expenses for the Funds in comparison to information for other comparable funds, as provided by Lipper.

     The Trustees considered the structure by which Janus Capital would be paid for their services, including the implementation of the new performance-based fee structure for each Fund. The Trustees also considered the overall fees of each Fund for services provided to the Fund.

     The Trustees concluded that the estimated overall expense ratio of certain of the Funds was comparable to or more favorable than the median expense ratio of its peers, and that the fees that the Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers for managing comparable mutual funds with similar strategies, and (2) the impact of the performance-based fee structure, as applicable.

PERFORMANCE OF THE FUNDS


     The Trustees considered the performance results of the Funds over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper, and with each Fund's benchmark index. They concluded that the performance of the Funds was acceptable under current market conditions. Although the performance of certain Funds may have lagged benchmark indices for certain periods, the Trustees also concluded that the manner in which Janus Capital addressed those instances of underperformance was appropriate.


OTHER BENEFITS FROM THE RELATIONSHIP WITH JANUS CAPITAL

     The Trustees also considered benefits that would accrue to the Funds from their relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Proposed Amended Advisory Agreements and the fees to be paid by the Funds for such services, the Funds and Janus Capital may potentially benefit from their relationship with one another in other ways. They also concluded that success of the relationship between the Funds and Janus Capital could attract other business to Janus Capital or to other Janus funds, and that the success of Janus Capital could enhance the firm's ability to serve the Funds. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the Funds or other funds in the Janus complex, and that the Funds may potentially benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds.


     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Proposed Amended Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. The Trustees, each of whom is an Independent Trustee, voted to approve the Proposed Amended Advisory Agreements and to recommend them to shareholders for their approval.


INFORMATION CONCERNING THE ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, serves as investment adviser to the Funds pursuant to a separate investment advisory agreement between the Trust, on behalf of each Fund, and Janus Capital, each dated July 1, 2004 (except the agreement on behalf of Janus Forty Fund which is dated July 6, 2009) (each, a "Current Advisory Agreement" and collectively, the "Current Advisory

Agreements"). Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses that had $159.7 billion in assets under management as of December 31, 2009. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers of the Trust are shareholders of JCGI.


     Janus Capital (together with its predecessors) has served as an investment adviser since 1970. As of December 31, 2009, the Janus funds that Janus Capital advises consisted of 52 portfolios offering a broad range of investment objectives, including those with similar investment objectives as the Funds (see attached Appendix E for further information). Janus Capital also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

     Principal Executive Officers and Directors of the Adviser. The principal executive officers and directors of Janus Capital and their principal occupations are included in Appendix F to this Proxy Statement.

COMPARISON OF THE CURRENT AND PROPOSED AMENDED ADVISORY AGREEMENTS

     Except for the change in fee structure to a performance-based advisory fee and the dates of execution, the terms of the Current Advisory Agreements and the Proposed Amended Advisory Agreements are the same. A summary of these agreements is provided below.

     Advisory Services. The terms of the advisory services are the same under the Current Advisory Agreements and the Proposed Amended Advisory Agreements.

     Janus Capital provides each Fund with continuing investment management services. Janus Capital is responsible for the day-to-day management of each Fund and for providing continuous investment advice regarding the purchase and sale of securities held by the Funds, subject to (i) the Trust's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws;
(ii) the investment objectives, policies and restrictions set forth in the Trust's registration statement; (iii) the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended; and (iv) such other policies and instructions as the Trustees may from time to time determine. Shareholders of Janus Global Opportunities Fund should refer to Proposals 4 and 5 in this Proxy Statement regarding the proposed delegation by Janus Capital of certain responsibilities to a subadviser.

     Janus Capital provides office space for each Fund and pays the salaries, fees, and expenses of all Fund officers (sharing certain expenses and salaries for the Funds' Chief Compliance Officer and other compliance-related personnel as authorized by the Trustees from time to time). Janus Capital provides certain administrative services to each Fund as described under "Fund Service Providers" and is responsible for the other business affairs of each Fund. Janus Capital is authorized to delegate to others to perform certain administrative and other services.

     Each Fund pays all expenses incidental to its organization, operations and business not specifically assumed by Janus Capital, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, and Janus Services LLC ("Janus Services"), the Funds' transfer agent, each a wholly-owned subsidiary of Janus Capital, and a description of any fees paid by each Fund to Janus Distributors and Janus Services, is included under "Fund Service Providers" in this Proxy Statement.

     Liability. Each Fund's Current Advisory Agreement and Proposed Amended Advisory Agreement provides that Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, and except to the extent otherwise provided by law.

     Termination of the Agreement. Each Fund's Current Advisory Agreement and Proposed Amended Advisory Agreement continues in effect until February 1, 2011, and from year to year thereafter, so long as such continuance is specifically approved at least annually by a majority of the Fund's Independent Trustees, and by either a majority of the outstanding voting securities of the Fund or the Board of Trustees. The "majority of outstanding voting securities" means the lesser of (i) 67% or more of the shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares (a "1940 Act Majority").

     The Current Advisory Agreements and the Proposed Amended Advisory Agreements each: (i) may be terminated, without penalty, by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority.

     Additional Information. The date of the Current Advisory Agreement between Janus Capital and each Fund, the date it was last considered and reviewed by the

Trustees, the date when it was last approved by shareholders of each Fund, and the reason it was last submitted for shareholder approval are set forth below:



                                                   DATE LAST             DATE LAST
                          DATE OF CURRENT        CONSIDERED BY           SUBMITTED
FUND                         AGREEMENT              TRUSTEES          TO SHAREHOLDERS
----                   ---------------------   -----------------   --------------------
Janus Forty Fund.....  July 6, 2009            December 11, 2009   July 2, 2009(1)
Janus Fund...........  July 1, 2004 as         December 11, 2009   December 29, 2005(2)
                       amended February 1,
                       2006 and June 14,
                       2006
Janus Global
  Opportunities
  Fund...............  July 1, 2004 as         December 11, 2009   January 9, 2006(2)
                       amended February 1,
                       2006 and June 14,
                       2006
Janus Overseas Fund..  July 1, 2004 as         December 11, 2009   January 9, 2006(2)
                       amended February 1,
                       2006 and June 14,
                       2006
Janus Twenty Fund....  July 1, 2004 as         December 11, 2009   December 29, 2005(2)
                       amended February 1,
                       2006 and June 14,
                       2006



--------


(1) Approved by the initial shareholder in connection with the Fund's commencement of operations.


(2) To approve certain amendments to the Fund's investment advisory agreement with Janus Capital to conform to prevailing industry practice.


     The implementation of each Proposed Amended Advisory Agreement for a Fund is contingent upon shareholder approval of that Fund.

     Compensation. Pursuant to its Current Advisory Agreement, each Fund pays Janus Capital an investment advisory fee for its services, which is calculated daily and paid monthly. The investment advisory fee paid by each Fund to Janus Capital under its Current Advisory Agreement is calculated at an annual fixed rate of 0.64% of a Fund's average daily net asset value.

     Under each Fund's Proposed Amended Advisory Agreement, the advisory fee paid would consist of an annual base fee and a performance fee adjustment. The base fee would be the same as the current fixed rate at 0.64%, but would be subject to an adjustment up or down based on the Fund's performance relative to its respective benchmark index, as discussed in further detail below.

     Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees, applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees applicable to Class D Shares, Class R

Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed the annual rate shown below:


FUND                                              EXPENSE LIMIT (%)
----                                              -----------------
Janus Forty Fund................................         0.78
Janus Fund......................................         0.78
Janus Overseas Fund.............................         0.92



     The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the performance adjustment to a Fund's investment advisory fee rate. Unless terminated, revised, or extended, each Fund's expense limit will be in effect until February 16, 2011.

     Proposed Performance Fee Structure. Under the Proposed Amended Advisory Agreements, the proposed investment advisory fee to be paid to Janus Capital by each Fund will consist of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee rate of 0.64% to a Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the applicable Proposed Amended Advisory Agreement has been in effect for at least 12 months for Janus Fund and Janus Global Opportunities Fund; 15 months for Janus Overseas Fund; or 18 months for Janus Forty Fund and Janus Twenty Fund. When the Proposed Amended Advisory Agreement has been in effect for at least 12 months (15 months for Janus Overseas Fund and 18 months for Janus Forty Fund and Janus Twenty Fund), but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Proposed Amended Advisory Agreement took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.


     The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending on the investment performance of the Fund relative to its benchmark index over the performance measurement period (the performance of the benchmark index applicable to Janus Fund is calculated daily based on the performance of two separate indices, each of which are given an equal weighting (50%/50%) in the benchmark index). No Performance Adjustment will be applied unless the difference between a Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

     With the exception of Janus Twenty Fund, the investment performance of a Fund's Class A Shares (waiving the upfront sales load) ("Class A Shares") will be used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.


     Because Janus Twenty Fund does not offer Class A Shares, the investment performance of the Fund's Class T Shares (formerly named Class J Shares) will be used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether Janus Twenty Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class T Shares against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across any other class of shares of Janus Twenty Fund.


     The Trustees may determine that a class of shares of a Fund other than Class A Shares (Class T Shares for Janus Twenty Fund) is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. The Trustees would notify you of any such change.

     Each Fund's benchmark index is identified below. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees will approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff of the SEC that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders if they determine that a change in a Fund's benchmark index is appropriate.

     While it is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of its benchmark index and future changes to the size of each Fund, below is information to help you evaluate the potential impact of this change.

     If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period, and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from average net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

     Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Applying the monthly Base Fee Rate of 1/12(th) of 0.64% of average daily net assets during the previous month, assume that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

          The Base Fee Rate would be computed as follows:

          $200 million x 0.64% / 12 = $106,667

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

          $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.

     If the Fund had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee Rate of $106,667, plus a Performance Adjustment of $62,500, for a total fee of $169,167, which is approximately 1/12th of 1.01% of $200 million.

     If the Fund had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee Rate of $106,667, minus a Performance Adjustment of $62,500, for a total fee of $44,167, which is approximately 1/12th of 0.26% of $200 million.


     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.01% in the case of outperformance, or approximately 1/12th of 0.26% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.



     By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.


          The Base Fee Rate would be computed as follows:

          $800 million x 0.64% / 12 = $426,667

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

          $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.

     If the Fund had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee Rate of $426,667, plus a Performance Adjustment of $62,500, for a total fee of $489,167, which is approximately 1/12th of 0.73% of $800 million.

     If the Fund had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee Rate of $426,667, minus a Performance Adjustment of $62,500, for a total fee of $364,167, which is approximately 1/12th of 0.55% of $800 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.73% in the case of outperformance, or approximately 1/12th of 0.55% in the case of underperformance.


     If approved for a Fund, the Proposed Amended Advisory Agreement, including the performance-based advisory fee structure, described in this Proposal is expected to become effective on or about July 1, 2010. However, as noted above, no Performance Adjustment will be made until the Proposed Amended Advisory Agreement has been in effect for at least 12 months in the case of Janus Fund and Janus Global Opportunities

Fund; 15 months in the case of Janus Overseas Fund; or 18 months in the case of Janus Forty Fund and Janus Twenty Fund. Until such time, only the Fund's Base Fee Rate will apply.

     The proposed Base Fee Rate for each Fund (which is the same as the current annual investment advisory fee rate paid by each Fund to Janus Capital) and each Fund's benchmark index are shown in the following table:


                                                               BASE FEE RATE
FUND                                 BENCHMARK INDEX         (ANNUAL FEE RATE)
----                          ----------------------------   -----------------
Janus Forty Fund............  Russell 1000(R) Growth
                              Index(1)                              0.64%
Janus Fund..................  Core Growth Index(2)                  0.64%
Janus Global Opportunities
  Fund......................  MSCI World IndexSM(3)                 0.64%
Janus Overseas Fund.........  MSCI All Country World
                              ex-U.S. Index(SM)(4)                  0.64%
Janus Twenty Fund...........  Russell 1000(R) Growth
                              Index(1)                              0.64%



--------

(1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Core Growth Index is an internally calculated, hypothetical combination of unmanaged indices that combines total returns from the Russell 1000(R) Growth Index (50%) and the Standard & Poor's ("S&P") 500(R) Index (50%).


(3) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


(4) The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.


COMPARISON OF CURRENT AND PRO FORMA ADVISORY FEES DURING THE PREVIOUS FISCAL
YEAR


     The following table shows: (1) the dollar amount of the actual advisory fees paid by each Fund, before and after all applicable waivers, for the fiscal year ended October 31, 2009 (July 31, 2009 for Janus Forty Fund); (2) the dollar amount of the pro forma advisory fees that would have been paid by each Fund, before and after all applicable waivers, if the proposed performance-based fee structure had been in effect during such fiscal year; and (3) for each Fund, the difference between (i) the amount of the pro forma advisory fees, net of waivers, that would have been paid under the performance-based fee structure and
(ii) the amount of the actual advisory fees paid, net of waivers, expressed as a percentage of the actual advisory fees' amount. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees paid by a Fund, and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees paid by a Fund. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2009 (July 31, 2009 for Janus Forty Fund) and that it would have been calculated over the full preceding 36-month performance measurement period.

     For Janus Fund and Janus Overseas Fund, any advisory fee waivers shown reflect the period July 6, 2009 through October 31, 2009 as there was no agreement in place to waive such fees for these Funds prior to that date.

     For Janus Forty Fund, any advisory fee waivers prior to July 6, 2009 reflect fee waivers in effect for Janus Adviser Forty Fund, the predecessor Fund to Janus Forty Fund that had a different expense limit agreement than the one currently in effect for Janus Forty Fund. If the expense limit currently in effect for Janus Forty Fund would have been in effect during the period July 31, 2008 to July 6, 2009, the amounts shown in the table below that include waivers would be different. Janus Twenty Fund and Janus Global Opportunities Fund do not have any agreements in effect for waivers of the advisory fee paid to Janus Capital.


     Note that while the table below reflects pro forma fees that are higher than the actual fees paid, this does not mean that you will automatically pay higher advisory fees if the performance fee structure is approved. This is because the performance fee structure only takes into account Fund performance after the date the structure is implemented, so that a Fund's performance prior to the implementation date has no impact on the advisory fees to be paid after that date. If the performance fee structure is approved, the advisory fees a Fund pays will depend exclusively on the cumulative performance of the Fund relative to the approved Fund benchmark index, as well as future changes to the size of the Fund, over the specified performance period.



                                ACTUAL ADVISORY FEES                  PRO FORMA ADVISORY FEES*
                       --------------------------------------  -------------------------------------   DIFFERENCE
                          ACTUAL                     ACTUAL     PRO FORMA                 PRO FORMA    BETWEEN PRO
                       ADVISORY FEE                 ADVISORY     ADVISORY                  ADVISORY     FORMA AND
                          BEFORE                   FEE AFTER    FEE BEFORE   PRO FORMA    FEE AFTER      ACTUAL
                          WAIVER        WAIVER       WAIVER       WAIVER       WAIVER       WAIVER    ADVISORY FEE
FUND                    ($) (000'S)  ($) (000'S)  ($) (000'S)  ($) (000'S)  ($) (000'S)  ($) (000'S)  AFTER WAIVER
----                   ------------  -----------  -----------  -----------  -----------  -----------  ------------
Janus Forty Fund.....     28,103        1,561        26,542       34,193       1,561        32,632        22.95%
Janus Fund...........     46,943            2        46,941       54,084           2        54,082        15.21%
Janus Global
  Opportunities
  Fund...............        543          N/A           543          652         N/A           652        20.10%
Janus Overseas Fund..     38,344           43        38,301       50,129          43        50,086        30.77%
Janus Twenty Fund....     49,894          N/A        49,894       65,505         N/A        65,505        31.29%



--------

  * As described in this Proxy Statement, any Performance Adjustment included in calculating the Pro Forma Advisory Fees for each Fund, except Janus Forty Fund, is based on the investment performance of the Fund's Class T Shares (formerly named Class J Shares), versus the Fund's benchmark index over the 36-month period ended October 31, 2009.


     Any Performance Adjustment included in calculating the Pro Forma Advisory Fees for Janus Forty Fund is based on the investment performance of the Fund's Class A Shares versus the Fund's benchmark index over the 36-month period ended July 31, 2009. Janus Forty Fund's Class A Shares commenced operations on July 6, 2009 after the reorganization of Class A Shares of Janus Adviser Forty Fund ("JAD predecessor fund") into Class A Shares of Janus Forty Fund. As a result, for the applicable period prior to July 6, 2009, the Performance Adjustment is based on the investment performance of the JAD predecessor fund's Class A Shares calculated using the fees and expenses of the JAD predecessor fund's Class A Shares, net of any fee and expense limitations or waivers.


     Although the Performance Adjustment for Janus Fund, Janus Global Opportunities Fund and Janus Overseas Fund, when implemented, will be calculated based on the performance of that Fund's Class A Shares (load-waived), the pro forma numbers for these Funds in this Proxy Statement are based on the performance of Class T Shares. This is because Class A Shares of these Funds did not commence operations until July 6, 2009, and therefore, a pro forma calculation could only assume that the performance fee had been in effect for the period July 6, 2009 through October 31, 2009 (the end of the fiscal year) rather than a three-year period ended October 31, 2009. (A rolling three-year period is how the Fund's management fee will be calculated once it reaches three years from implementation of the performance fee.) Class T Shares was selected as the class to use for calculating the pro forma numbers given the similarities in fees between Class T Shares and Class A Shares (load-waived). Although using Class A Shares to calculate the pro forma management fee may result in a different result than Class T Shares, the pro forma numbers provided in this proxy statement should give you a good understanding of the impact of performance fees on your Fund and what the management fee would have been if a performance fee were in effect for your Fund for the three-year period ended October 31, 2009. Regardless of whether Class A Shares or Class T Shares is used to calculate the pro forma management fee, the management fee that will be paid by your Fund if a performance fee is approved will depend on the performance of the Fund compared to its benchmark for the period beginning on or about July 1, 2010. Your management fee would begin adjusting up or down beginning July 1, 2011 or later, as described in this Proxy Statement.


                              2.A. JANUS FORTY FUND

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for Janus Forty Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended July 31, 2008 and July 31, 2009 were $6,972,320,122 and $5,470,535,332, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12(th) of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000(R) Growth Index.


EXAMPLE 1:  Fund Outperforms its Benchmark by 8.50%

     If the Fund has outperformed the Russell 1000(R) Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%         1/12(th) of 0.15%          1/12(th) of 0.79%


EXAMPLE 2:  Fund Performance Tracks its Benchmark

     If the Fund's performance has tracked the performance of the Russell 1000(R) Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%               0.00%                1/12(th) of 0.64%


EXAMPLE 3:  Fund Underperforms its Benchmark by 8.50%

     If the Fund has underperformed the Russell 1000(R) Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%        1/12(th) of -0.15%          1/12(th) of 0.49%


COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any applicable fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended July 31, 2009, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended July 31, 2009. For the 36-month period ended July 31, 2009, the Fund outperformed the Russell 1000(R) Growth Index and the fiscal year-end average daily net assets were higher than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


     The Fund has entered into an expense waiver agreement with Janus Capital. In the expense waiver agreement, Janus Capital has agreed to reduce annual Fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the Total Annual Fund Operating Expenses may be less than the amount listed in the table below.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                        (CURRENT AND PRO FORMA STRUCTURE)

                               CLASS A   CLASS C   CLASS I   CLASS R   CLASS S   CLASS T
                               -------   -------   -------   -------   -------   -------
Maximum Sales Charge (load)
  Imposed on Purchases (as a
  % of offering price).......   5.75%(2)   None      None      None      None      None
Maximum Deferred Sales Charge
  (load) (as a % of the lower
  original purchase price or
  redemption proceeds).......    None(3)  1.00%(4)   None      None      None      None
Redemption Fee...............    None      None      None      None      None      None
Exchange Fee.................    None      None      None      None      None      None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(5)


                                                                  ACQUIRED
                                   DISTRIBUTION/                   FUND(9)    TOTAL ANNUAL
                     MANAGEMENT       SERVICE          OTHER      FEES AND   FUND OPERATING
                       FEE(6)     (12B-1) FEES(7)   EXPENSES(8)   EXPENSES    EXPENSES(10)
                     ----------   ---------------   -----------   --------   --------------
JANUS FORTY FUND
Class A Shares
  Current..........     0.64%           0.25%           0.14%       0.02%         1.05%
  Pro Forma........     0.77%           0.25%           0.14%       0.02%         1.18%
Class C Shares
  Current..........     0.64%           1.00%           0.17%       0.02%         1.83%
  Pro Forma........     0.77%           1.00%           0.17%       0.02%         1.96%
Class I Shares
  Current..........     0.64%            N/A            0.03%       0.02%         0.69%
  Pro Forma........     0.77%            N/A            0.03%       0.02%         0.82%
Class R Shares
  Current..........     0.64%           0.50%           0.27%       0.02%         1.43%
  Pro Forma........     0.77%           0.50%           0.27%       0.02%         1.56%

                                                                  ACQUIRED
                                   DISTRIBUTION/                   FUND(9)    TOTAL ANNUAL
                     MANAGEMENT       SERVICE          OTHER      FEES AND   FUND OPERATING
                       FEE(6)     (12B-1) FEES(7)   EXPENSES(8)   EXPENSES    EXPENSES(10)
                     ----------   ---------------   -----------   --------   --------------
Class S Shares
  Current..........     0.64%           0.25%           0.26%       0.02%         1.17%
  Pro Forma........     0.77%           0.25%           0.26%       0.02%         1.30%
Class T Shares
  Current..........     0.64%            N/A            0.27%       0.02%         0.93%
  Pro Forma........     0.77%            N/A            0.27%       0.02%         1.06%



EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS, AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year (July 31, 2009). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS FORTY FUND
Class A Shares
  Current............................   $676      $890     $1,121    $1,784
  Pro Forma..........................    688       928      1,187     1,924
Class C Shares
  Current............................    286       576        990     2,148
  Pro Forma..........................    299       615      1,057     2,285
Class I Shares
  Current............................     70       221        384       859
  Pro Forma..........................     84       262        455     1,014
Class R Shares
  Current............................    146       452        782     1,713
  Pro Forma..........................    159       493        850     1,856
Class S Shares
  Current............................    119       372        644     1,420
  Pro Forma..........................    132       412        713     1,568
Class T Shares
  Current............................     95       296        515     1,143
  Pro Forma..........................    108       337        585     1,294

IF YOU DO NOT REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS FORTY FUND
Class A Shares
  Current............................   $676      $890     $1,121    $1,784
  Pro Forma..........................    688       928      1,187     1,924
Class C Shares
  Current............................    186       576        990     2,148
  Pro Forma..........................    199       615      1,057     2,285
Class I Shares
  Current............................     70       221        384       859
  Pro Forma..........................     84       262        455     1,014
Class R Shares
  Current............................    146       452        782     1,713
  Pro Forma..........................    159       493        850     1,856
Class S Shares
  Current............................    119       372        644     1,420
  Pro Forma..........................    132       412        713     1,568
Class T Shares
  Current............................     95       296        515     1,143
  Pro Forma..........................    108       337        585     1,294



--------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide in the Fund's prospectus.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the table or the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
 (5) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (6) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class A Shares (waiving the upfront sales charge) versus the Russell 1000(R) Growth Index over the 36-month period ended July 31, 2009. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.

 (7) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (8) For Class A Shares, Class C Shares and Class I Shares, Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. For Class R Shares, Class S Shares and Class T Shares, Other Expenses include an annual administrative services fee rate of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
 (9) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's "ratio of gross expenses to average net assets" appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

(10) Total Annual Fund Operating Expenses do not reflect the application of a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 0.78% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect upon the Fund's performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies. The current agreement will be in effect until February 16, 2011, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived. Based on information in the table above, with the waiver, assuming Net Annual Fund Operating Expenses would have been included in the table above, those expenses are as follows:
     Class A Shares - 1.05% (pro forma - 1.18%); Class C Shares - 1.80% (pro forma - 1.93%); Class I Shares - 0.69% (pro forma - 0.82%); Class R
     Shares - 1.43% (pro forma - 1.56%); Class S Shares - 1.17% (pro forma - 1.30%); and Class T Shares - 0.93% (pro forma - 1.06%).

  * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

                                 2.B. JANUS FUND

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for Janus Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended October 31, 2008 and October 31, 2009 were $7,528,294,073 and $8,221,025,987, respectively.


     The monthly maximum positive or negative Performance Adjustment of 1/12(th) of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Core Growth Index, which is calculated using an equal weighting (50%/50%) of the Russell 1000(R) Growth Index and the S&P 500(R) Index.

EXAMPLE 1: Fund Outperforms its Benchmark by 4.50%



     If the Fund has outperformed the Core Growth Index by 4.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%         1/12(th) of 0.15%          1/12(th) of 0.79%


EXAMPLE 2: Fund Performance Tracks its Benchmark


     If the Fund's performance has tracked the performance of the Core Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%               0.00%                1/12(th) of 0.64%



EXAMPLE 3: Fund Underperforms its Benchmark by 4.50%



     If the Fund has underperformed the Core Growth Index by 4.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%        1/12(th) of -0.15%          1/12(th) of 0.49%


COMPARISON OF CURRENT AND PRO FORMA EXPENSES


     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any applicable fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2009, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended October 31, 2009. For the 36-month period ended October 31, 2009, the Fund outperformed the Core Growth Index and the fiscal year-end average daily net assets were lower than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.


     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Fund has entered into an expense waiver agreement with Janus Capital. In the expense waiver agreement, Janus Capital has agreed to reduce annual Fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the Total Annual Fund Operating Expenses may be less than the amount listed in the table below.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                        (CURRENT AND PRO FORMA STRUCTURE)

                         CLASS A   CLASS C   CLASS D   CLASS I   CLASS R   CLASS S   CLASS T
                         -------   -------   -------   -------   -------   -------   -------
Maximum Sales Charge
  (load) Imposed on
  Purchases (as a % of
  offering price)......   5.75%(2)   None      None      None      None      None      None
Maximum Deferred Sales
  Charge (load) (as a %
  of the lower original
  purchase price or
  redemption
  proceeds)............    None(3)  1.00%(4)   None      None      None      None      None
Redemption Fee.........    None      None      None      None      None      None      None
Exchange Fee...........    None      None      None      None      None      None      None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(5)


                                                                   ACQUIRED
                                    DISTRIBUTION/                   FUND(9)    TOTAL ANNUAL
                      MANAGEMENT   SERVICE (12B-1)      OTHER      FEES AND   FUND OPERATING
                        FEE(6)         FEES(7)       EXPENSES(8)   EXPENSES    EXPENSES(10)
                      ----------   ---------------   -----------   --------   --------------
JANUS FUND
Class A Shares
  Current...........     0.64%           0.25%           0.18%       0.01%         1.08%
  Pro Forma.........     0.74%           0.25%           0.18%       0.01%         1.18%
Class C Shares
  Current...........     0.64%           1.00%           0.25%       0.01%         1.90%
  Pro Forma.........     0.74%           1.00%           0.25%       0.01%         2.00%
Class D Shares(11)
  Current...........     0.64%            N/A            0.18%       0.01%         0.83%
  Pro Forma.........     0.74%            N/A            0.18%       0.01%         0.93%
Class I Shares
  Current...........     0.64%            N/A            0.09%       0.01%         0.74%
  Pro Forma.........     0.74%            N/A            0.09%       0.01%         0.84%
Class R Shares
  Current...........     0.64%           0.50%           0.31%       0.01%         1.46%
  Pro Forma.........     0.74%           0.50%           0.31%       0.01%         1.56%

                                                                   ACQUIRED
                                    DISTRIBUTION/                   FUND(9)    TOTAL ANNUAL
                      MANAGEMENT   SERVICE (12B-1)      OTHER      FEES AND   FUND OPERATING
                        FEE(6)         FEES(7)       EXPENSES(8)   EXPENSES    EXPENSES(10)
                      ----------   ---------------   -----------   --------   --------------
Class S Shares
  Current...........     0.64%           0.25%           0.31%       0.01%         1.21%
  Pro Forma.........     0.74%           0.25%           0.31%       0.01%         1.31%
Class T Shares(12)
  Current...........     0.64%            N/A            0.31%       0.01%         0.96%
  Pro Forma.........     0.74%            N/A            0.31%       0.01%         1.06%



EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS, AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year (October 31, 2009). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS FUND
Class A Shares
  Current............................   $679      $899     $1,136    $1,816
  Pro Forma..........................    688       928      1,187     1,924
Class C Shares
  Current............................    293       597      1,026     2,222
  Pro Forma..........................    303       627      1,078     2,327
Class D Shares
  Current............................     85       265        460     1,025
  Pro Forma..........................     95       296        515     1,143
Class I Shares
  Current............................     76       237        411       918
  Pro Forma..........................     86       268        466     1,037
Class R Shares
  Current............................    149       462        797     1,746
  Pro Forma..........................    159       493        850     1,856
Class S Shares
  Current............................    123       384        665     1,466
  Pro Forma..........................    133       415        718     1,579

                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
Class T Shares
  Current............................   $ 98      $306     $  531    $1,178
  Pro Forma..........................    108       337        585     1,294



IF YOU DO NOT REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS FUND
Class A Shares
  Current............................   $679      $899     $1,136    $1,816
  Pro Forma..........................    688       928      1,187     1,924
Class C Shares
  Current............................    193       597      1,026     2,222
  Pro Forma..........................    203       627      1,078     2,327
Class D Shares
  Current............................     85       265        460     1,025
  Pro Forma..........................     95       296        515     1,143
Class I Shares
  Current............................     76       237        411       918
  Pro Forma..........................     86       268        466     1,037
Class R Shares
  Current............................    149       462        797     1,746
  Pro Forma..........................    159       493        850     1,856
Class S Shares
  Current............................    123       384        665     1,466
  Pro Forma..........................    133       415        718     1,579
Class T Shares
  Current............................     98       306        531     1,178
  Pro Forma..........................    108       337        585     1,294



--------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide in the Fund's prospectus.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
 (5) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (6) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class T Shares versus the Core Growth Index over the 36-month period ended October 31, 2009. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.

 (7) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (8) For Class A Shares, Class C Shares and Class I Shares, Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. For Class R Shares, Class S Shares, and Class T Shares, Other Expenses include an annual administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. For Class D Shares, Other Expenses include an administrative fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC.

 (9) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's "ratio of gross expenses to average net assets" appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

(10) Total Annual Fund Operating Expenses do not reflect the application of a contractual expense waiver by Janus Capital. Effective July 6, 2009, Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 0.78% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect upon the Fund's performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies. The current agreement will be in effect until February 16, 2011, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived. Based on information in the table above, with the waiver, assuming Net Annual Fund Operating Expenses would have been included in the table above, those expenses are as follows:
     Class A Shares - 1.04% (pro forma - 1.14%); Class C Shares - 1.79% (pro forma - 1.89%); Class D Shares - 0.83% (pro forma - 0.93%); Class I
     Shares - 0.74% (pro forma - 0.84%); Class R Shares - 1.46% (pro forma - 1.56%); Class S Shares - 1.21% (pro forma - 1.31%); and Class T Shares - 0.96% (pro forma - 1.06%).

(11) Class D Shares launched on February 16, 2010. The fees and expenses shown are estimated based on the Fund's assets as of October 31, 2009.

(12) Formerly named Class J Shares.

  * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

                      2.C. JANUS GLOBAL OPPORTUNITIES FUND

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for Janus Global Opportunities Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended October 31, 2008 and October 31, 2009 were $85,624,514 and $99,017,213, respectively.


     The monthly maximum positive or negative Performance Adjustment of 1/12(th) of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Morgan Stanley Capital International ("MSCI") World Index(SM).


EXAMPLE 1: Fund Outperforms its Benchmark by 7.00%

     If the Fund has outperformed the MSCI World Index(SM) by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%         1/12(th) of 0.15%          1/12(th) of 0.79%


EXAMPLE 2: Fund Performance Tracks its Benchmark

     If the Fund's performance has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%               0.00%                1/12(th) of 0.64%


EXAMPLE 3: Fund Underperforms its Benchmark by 7.00%

     If the Fund has underperformed the MSCI World Index(SM) by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%        1/12(th) of -0.15%          1/12(th) of 0.49%


COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2009, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended October 31, 2009. For the 36-month period ended October 31, 2009, the Fund outperformed the MSCI World Index(SM) and the fiscal year-end average daily net assets were lower than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below. The performance numbers do not take into account any changes made to the Fund's investment objective and strategies as described in Proposal 5 in this Proxy Statement. It is not possible to predict the impact of such changes on the Fund's management fee or total expense ratio.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                        (CURRENT AND PRO FORMA STRUCTURE)

                         CLASS A   CLASS C   CLASS D      CLASS I      CLASS S      CLASS T
                         -------   -------   -------      -------      -------      -------
Maximum Sales Charge
  (load) Imposed on
  Purchases (as a % of
  offering price)......   5.75%(2)   None      None         None         None         None
Maximum Deferred Sales
  Charge (load) (as a %
  of the lower original
  purchase price or
  redemption
  proceeds)............    None(3)  1.00%(4)   None         None         None         None
Redemption Fee on
  shares held for 90
  days or less (as a %
  of amount redeemed)..    None      None     2.00%(5)(6)  2.00%(5)(6)  2.00%(5)(6)  2.00%(5)(6)
Exchange Fee...........    None      None      None(6)      None(6)      None(6)      None(6)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(7)


                                    DISTRIBUTION/                  ACQUIRED        TOTAL
                                       SERVICE                     FUND(11)       ANNUAL
                       MANAGEMENT      (12B-1)          OTHER      FEES AND   FUND OPERATING
                         FEE(8)        FEES(9)      EXPENSES(10)   EXPENSES      EXPENSES
                       ----------   -------------   ------------   --------   --------------
JANUS GLOBAL
  OPPORTUNITIES FUND
Class A Shares
  Current............     0.64%          0.25%          0.49%        0.01%         1.39%
  Pro Forma..........     0.77%          0.25%          0.49%        0.01%         1.52%

                                    DISTRIBUTION/                  ACQUIRED        TOTAL
                                       SERVICE                     FUND(11)       ANNUAL
                       MANAGEMENT      (12B-1)          OTHER      FEES AND   FUND OPERATING
                         FEE(8)        FEES(9)      EXPENSES(10)   EXPENSES      EXPENSES
                       ----------   -------------   ------------   --------   --------------
Class C Shares
  Current............     0.64%          1.00%          0.49%        0.01%         2.14%
  Pro Forma..........     0.77%          1.00%          0.49%        0.01%         2.27%
Class D Shares(12)
  Current............     0.64%           N/A           0.61%        0.01%         1.26%
  Pro Forma..........     0.77%           N/A           0.61%        0.01%         1.39%
Class I Shares
  Current............     0.64%           N/A           0.49%        0.01%         1.14%
  Pro Forma..........     0.77%           N/A           0.49%        0.01%         1.27%
Class S Shares
  Current............     0.64%          0.25%          0.74%        0.01%         1.64%
  Pro Forma..........     0.77%          0.25%          0.74%        0.01%         1.77%
Class T Shares(13)
  Current............     0.64%           N/A           0.74%        0.01%         1.39%
  Pro Forma..........     0.77%           N/A           0.74%        0.01%         1.52%



EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year (October 31, 2009). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS GLOBAL OPPORTUNITIES FUND
Class A Shares
  Current............................   $708     $  990    $1,292    $2,148
  Pro Forma..........................    721      1,028     1,356     2,283
Class C Shares
  Current............................    317        670     1,149     2,472
  Pro Forma..........................    330        709     1,215     2,605
Class D Shares
  Current............................    128        400       692     1,523
  Pro Forma..........................    142        440       761     1,669

                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
Class I Shares
  Current............................   $116     $  362    $  628    $1,386
  Pro Forma..........................    129        403       697     1,534
Class S Shares
  Current............................    167        517       892     1,944
  Pro Forma..........................    180        557       959     2,084
Class T Shares
  Current............................    142        440       761     1,669
  Pro Forma..........................    155        480       829     1,813



IF YOU DO NOT REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS GLOBAL OPPORTUNITIES FUND
Class A Shares
  Current............................   $708     $  990    $1,292    $2,148
  Pro Forma..........................    721      1,028     1,356     2,283
Class C Shares
  Current............................    217        670     1,149     2,472
  Pro Forma..........................    230        709     1,215     2,605
Class D Shares
  Current............................    128        400       692     1,523
  Pro Forma..........................    142        440       761     1,669
Class I Shares
  Current............................    116        362       628     1,386
  Pro Forma..........................    129        403       697     1,534
Class S Shares
  Current............................    167        517       892     1,944
  Pro Forma..........................    180        557       959     2,084
Class T Shares
  Current............................    142        440       761     1,669
  Pro Forma..........................    155        480       829     1,813



--------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide in the Fund's prospectus.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
 (5) The redemption fee may be waived in certain circumstances.
 (6) An exchange of shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (7) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (8) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class T Shares versus the MSCI World Index(SM) over the 36-month period ended October 31, 2009. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
 (9) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(10) For Class A Shares, Class C Shares and Class I Shares, Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. For Class S Shares and Class T Shares, Other Expenses include an annual administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. For Class D Shares, Other Expenses include an administrative fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC.

(11) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's "ratio of gross expenses to average net assets" appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses.
(12) Class D Shares launched on February 16, 2010. The fees and expenses shown are estimated based on the Fund's assets as of October 31, 2009.
(13) Formerly named Class J Shares.
  * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

                            2.D. JANUS OVERSEAS FUND

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for Janus Overseas Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended October 31, 2008 and October 31, 2009 were $4,345,023,588 and $9,774,584,698, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12(th) of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance

Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the MSCI All Country World ex-U.S. Index(SM).


EXAMPLE 1:  Fund Outperforms its Benchmark by 7.00%

     If the Fund has outperformed the MSCI All Country World ex-U.S. Index(SM) by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%         1/12(th) of 0.15%          1/12(th) of 0.79%


EXAMPLE 2: Fund Performance Tracks its Benchmark

     If the Fund's performance has tracked the performance of the MSCI All Country World ex-U.S. Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%               0.00%                1/12(th) of 0.64%


EXAMPLE 3: Fund Underperforms its Benchmark by 7.00%

     If the Fund has underperformed the MSCI All Country World ex-U.S. Index(SM) by 7.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%        1/12(th) of -0.15%          1/12(th) of 0.49%


COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any applicable fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2009, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended October 31, 2009. For the 36-month period ended October 31, 2009, the Fund outperformed the MSCI All Country World ex-U.S. Index(SM) and the fiscal year-end average daily net assets were lower than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.


     The Fund has entered into an expense waiver agreement with Janus Capital. In the expense waiver agreement, Janus Capital has agreed to reduce annual Fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the Total Annual Fund Operating Expenses may be less than the amount listed in the table below.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                        (CURRENT AND PRO FORMA STRUCTURE)

                        CLASS A  CLASS C     CLASS D         CLASS I         CLASS R         CLASS S         CLASS T
                        -------  -------  -------------   -------------   -------------   -------------   -------------
Maximum Sales Charge
  (load) Imposed on
  Purchases (as a % of
  offering price).....   5.75%(2)  None        None            None            None            None            None
Maximum Deferred Sales
  Charge (load) (as a
  % of the lower
  original purchase
  price or redemption
  proceeds)...........    None(3) 1.00%(4)     None            None            None            None            None
Redemption Fee on
  shares held for 90
  days or less (as a %
  of amount
  redeemed)...........    None     None       2.00%(5)(6)     2.00%(5)(6)     2.00%(5)(6)     2.00%(5)(6)     2.00%(5)(6)
Exchange Fee..........    None     None        None(6)         None(6)         None(6)         None(6)         None(6)


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(7)


                                        DISTRIBUTION/                       TOTAL
                                           SERVICE                         ANNUAL
                           MANAGEMENT      (12B-1)          OTHER      FUND OPERATING
                             FEE(8)        FEES(9)      EXPENSES(10)    EXPENSES(11)
                           ----------   -------------   ------------   --------------
JANUS OVERSEAS FUND
Class A Shares
  Current................     0.64%          0.25%          0.11%           1.00%
  Pro Forma..............     0.84%          0.25%          0.11%           1.20%
Class C Shares
  Current................     0.64%          1.00%          0.37%           2.01%
  Pro Forma..............     0.84%          1.00%          0.37%           2.21%

                                        DISTRIBUTION/                       TOTAL
                                           SERVICE                         ANNUAL
                           MANAGEMENT      (12B-1)          OTHER      FUND OPERATING
                             FEE(8)        FEES(9)      EXPENSES(10)    EXPENSES(11)
                           ----------   -------------   ------------   --------------
Class D Shares(12)
  Current................     0.64%           N/A           0.18%           0.82%
  Pro Forma..............     0.84%           N/A           0.18%           1.02%
Class I Shares
  Current................     0.64%           N/A           0.06%           0.70%
  Pro Forma..............     0.84%           N/A           0.06%           0.90%
Class R Shares
  Current................     0.64%          0.50%          0.30%           1.44%
  Pro Forma..............     0.84%          0.50%          0.30%           1.64%
Class S Shares
  Current................     0.64%          0.25%          0.30%           1.19%
  Pro Forma..............     0.84%          0.25%          0.30%           1.39%
Class T Shares(13)
  Current................     0.64%           N/A           0.31%           0.95%
  Pro Forma..............     0.84%           N/A           0.31%           1.15%



EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS, AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year (October 31, 2009). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS OVERSEAS FUND
Class A Shares
  Current............................   $671      $875     $1,096    $1,729
  Pro Forma..........................    690       934      1,197     1,946
Class C Shares
  Current............................    304       630      1,083     2,338
  Pro Forma..........................    324       691      1,185     2,544
Class D Shares
  Current............................     85       265        460     1,025
  Pro Forma..........................    104       325        563     1,248

                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
Class I Shares
  Current............................   $ 72      $224     $  390    $  871
  Pro Forma..........................     92       287        498     1,108
Class R Shares
  Current............................    147       456        787     1,724
  Pro Forma..........................    167       517        892     1,944
Class S Shares
  Current............................    121       378        654     1,443
  Pro Forma..........................    142       440        761     1,669
Class T Shares
  Current............................     97       303        525     1,166
  Pro Forma..........................    117       365        633     1,398



IF YOU DO NOT REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS OVERSEAS FUND
Class A Shares
  Current............................   $671      $875     $1,096    $1,729
  Pro Forma..........................    690       934      1,197     1,946
Class C Shares
  Current............................    204       630      1,083     2,338
  Pro Forma..........................    224       691      1,185     2,544
Class D Shares
  Current............................     85       265        460     1,025
  Pro Forma..........................    104       325        563     1,248
Class I Shares
  Current............................     72       224        390       871
  Pro Forma..........................     92       287        498     1,108
Class R Shares
  Current............................    147       456        787     1,724
  Pro Forma..........................    167       517        892     1,944
Class S Shares
  Current............................    121       378        654     1,443
  Pro Forma..........................    142       440        761     1,669
Class T Shares
  Current............................     97       303        525     1,166
  Pro Forma..........................    117       365        633     1,398



--------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of shares.

 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide in the Fund's prospectus.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
 (5) The redemption fee may be waived in certain circumstances.
 (6) An exchange of shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.
 (7) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (8) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class T Shares versus the MSCI All Country World ex-U.S. Index(SM) over the 36-month period ended October 31, 2009. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
 (9) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(10) For Class A Shares, Class C Shares and Class I Shares, Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. For Class R Shares, Class S Shares, and Class T Shares, Other Expenses include an annual administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. For Class D Shares, Other Expenses include an administrative fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC. Other expenses also include acquired fund fees and expenses. The amount is less than 0.01% and is included in Other Expenses. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's "ratio of gross expenses to average net assets" appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses.

(11) Total Annual Fund Operating Expenses do not reflect the application of a contractual expense waiver by Janus Capital. Effective July 6, 2009, Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 0.92% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect upon the Fund's performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies. The current agreement will be in effect until February 16, 2011, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived. Based on information in the table above, with the waiver, assuming Net Annual Fund Operating Expenses would have been included in the table above, those expenses are as follows:
     Class A Shares - 1.00% (pro
     forma - 1.20%); Class C Shares - 1.92% (pro forma - 2.12%); Class D
     Shares - 0.82% (pro forma - 1.02%); Class I Shares - 0.70% (pro forma - 0.90%); Class R Shares - 1.44% (pro forma - 1.64%); Class S
     Shares - 1.19% (pro forma - 1.39%); and Class T Shares - 0.95% (pro forma - 1.15%).

(12) Class D Shares launched on February 16, 2010. The fees and expenses shown are estimated based on the Fund's assets as of October 31, 2009.
(13) Formerly named Class J Shares.
   * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

                             2.E. JANUS TWENTY FUND

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for Janus Twenty Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended October 31, 2008 and October 31, 2009 were $7,671,238,968 and $9,016,257,486, respectively.


     The monthly maximum positive or negative Performance Adjustment of 1/12(th) of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class T Shares compared to the cumulative investment record of the Russell 1000(R) Growth Index.


EXAMPLE 1: Fund Outperforms its Benchmark by 8.50%

     If the Fund has outperformed the Russell 1000(R) Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%         1/12(th) of 0.15%          1/12(th) of 0.79%


EXAMPLE 2: Fund Performance Tracks its Benchmark

     If the Fund's performance has tracked the performance of the Russell 1000(R) Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%               0.00%                1/12(th) of 0.64%

EXAMPLE 3: Fund Underperforms its Benchmark by 8.50%

     If the Fund has underperformed the Russell 1000(R) Growth Index by 8.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                           PERFORMANCE ADJUSTMENT     TOTAL ADVISORY FEE RATE
      BASE FEE RATE                 RATE                  FOR THAT MONTH
------------------------  ------------------------   ------------------------
    1/12(th) of 0.64%        1/12(th) of -0.15%          1/12(th) of 0.49%


COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure.

     For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2009, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended October 31, 2009. For the 36-month period ended October 31, 2009, the Fund outperformed the Russell 1000(R) Growth Index and the fiscal year-end average daily net assets were lower than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees. The Fund is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell shares of the Fund.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                        (CURRENT AND PRO FORMA STRUCTURE)

                                                    CLASS D   CLASS T
                                                    -------   -------
Maximum Sales Charge (load)
  Imposed on Purchases (as a % of
  offering price).................................    None      None
Maximum Deferred Sales Charge
  (load) (as a % of the lower
  original purchase price or
  redemption proceeds)............................    None      None
Redemption Fee....................................    None      None
Exchange Fee......................................    None      None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(2)


                                                                            TOTAL
                                                    ACQUIRED FUND(5)       ANNUAL
                         MANAGEMENT      OTHER          FEES AND       FUND OPERATING
                           FEE(3)     EXPENSES(4)       EXPENSES          EXPENSES
                         ----------   -----------   ----------------   --------------
JANUS TWENTY FUND
Class D Shares(6)
  Current..............     0.64%         0.16%           0.01%             0.81%
  Pro Forma............     0.83%         0.16%           0.01%             1.00%
Class T Shares(7)
  Current..............     0.64%         0.29%           0.01%             0.94%
  Pro Forma............     0.83%         0.29%           0.01%             1.13%



EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year (October 31, 2009). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS TWENTY FUND
Class D Shares
  Current............................   $ 83      $259      $450     $1,002
  Pro Forma..........................    102       318       552      1,225
Class T Shares
  Current............................     96       300       520      1,155
  Pro Forma..........................    115       359       622      1,375

IF YOU DO NOT REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS TWENTY FUND
Class D Shares
  Current............................   $ 83      $259      $450     $1,002
  Pro Forma..........................    102       318       552      1,225
Class T Shares
  Current............................     96       300       520      1,155
  Pro Forma..........................    115       359       622      1,375



--------

(1) Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of shares.
(2) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(3) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class T Shares versus the Russell 1000(R) Growth Index over the 36-month period ended October 31, 2009. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.

(4) For Class T Shares, Other Expenses include an annual administrative services fee of 0.25% of the average daily net assets of Class T Shares to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. For Class D Shares, Other Expenses include an administrative fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC.

(5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's "ratio of gross expenses to average net assets" appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses.
(6) Class D Shares launched on February 16, 2010. The fees and expenses shown are estimated based on the Fund's assets as of October 31, 2009.
(7) Formerly named Class J Shares.

  * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.


REQUIRED VOTE


     Approval of each Proposed Amended Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as previously defined) of the Fund to which it applies. If shareholders of a Fund do not approve the proposal applicable to their Fund, the Current Advisory Agreement for that Fund will remain in effect and the Board of Trustees will take such further action as it deems to be in the best interest of the Fund and its shareholders.


 THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
       APPROVAL OF THE PROPOSED AMENDED ADVISORY AGREEMENT FOR YOUR FUND.

                                   PROPOSAL 3

   APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT TO CHANGE THE
                             FUND'S BENCHMARK INDEX
    FOR PURPOSES OF CALCULATING THE PERFORMANCE-BASED INVESTMENT ADVISORY FEE
                      (JANUS GLOBAL REAL ESTATE FUND ONLY)


INTRODUCTION

     Janus Global Real Estate Fund's investment objective is to seek total return through a combination of capital appreciation and current income. The Fund (for purposes of this Proposal 3, the "Fund" refers to Janus Global Real Estate Fund) seeks to meet this objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies which can be U.S. and non-U.S. real estate companies. In addition, the Fund concentrates 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. With respect to the Fund's investments in non-U.S. real estate companies, the Fund expects that, under normal market conditions, it will maintain investments in issuers from several different developed countries and emerging markets, and may invest up to 15% of its net assets in emerging markets. The risks of investing in real estate-related securities and foreign securities, including those in emerging markets, are described in the Fund's prospectus.

     The Fund's primary benchmark index is currently the FTSE EPRA/NAREIT Developed Index (the "Developed Index" or, the "Current Index"), a benchmark that does not have exposure to emerging markets. Because the Fund currently invests in emerging markets and expects to continue to do so, on December 11, 2009, the Fund's Board of Trustees approved a change in the Fund's primary benchmark index to the FTSE EPRA/NAREIT Global Index (the "Global Index" or, the "Proposed Index"), a recently launched benchmark that has emerging markets exposure. Since the Fund has a performance fee structure, meaning the investment advisory fee rate varies depending on how the Fund has performed compared to its benchmark index, the Fund's benchmark index is described in the Fund's investment advisory agreement ("Current Advisory Agreement") and is used to measure the Fund's performance and calculate the advisory fee paid to Janus Capital. Any change to the Fund's primary benchmark index is considered a material change to the Fund's investment advisory agreement, and requires both Trustee and shareholder approval. The Board of Trustees has approved an amendment to the Current Advisory Agreement between the Fund and Janus Capital (the "Proposed Advisory Agreement") to reflect the change in benchmark index and also has authorized the submission of the Proposed Advisory Agreement to the Fund's shareholders for approval. Essentially, the investment advisory fee rate paid by the Fund currently is adjusted up or down based upon the Fund's performance relative to the Developed Index. Under the proposal, the fee would instead be adjusted based upon the Fund's performance relative to the Global Index. This means that if the Proposal is approved, the Fund's benchmark index will change from an index that is composed of listed real estate securities in the developed real estate markets of North America,

Europe, and Asia to an index that is a global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets, including both developed and emerging markets.

     At the time the Fund was launched in 2007, the Developed Index was the most appropriate globally diverse real estate index available despite lacking exposure to emerging markets. Since that time, however, FTSE Group ("FTSE") has expanded its Global Real Estate Series Index to offer another, the Global Index, that includes exposure to emerging markets. As of December 31, 2009, 2.9% of the Fund's investments were in emerging market securities. Given the longer-term expectation of the Fund's portfolio manager to continue investing in emerging market securities, Janus Capital proposed, and the Board of Trustees agreed, that the Global Index, with its exposure to emerging markets, is a more appropriate benchmark to use for purposes of calculating the performance-based fee adjustment applied to the advisory fee paid by the Fund to Janus Capital.


     If approved, the Proposed Advisory Agreement will take effect on or about July 1, 2010, or as soon as practicable after shareholder approval is obtained. The Proposed Advisory Agreement will remain in effect through February 1, 2011, and thereafter, only as long as its continuance is approved at least annually by
(i) the vote of a majority of the Independent Trustees, and (ii) the vote of either a majority of the Trustees or a 1940 Act Majority of the outstanding shares of the Fund. If the Proposed Advisory Agreement is not approved, the Current Advisory Agreement will continue in effect through February 1, 2011, and thereafter only as long as its continuance is approved at least annually as described above.


     Except for the proposed change to the performance benchmark index, the Proposed Advisory Agreement is substantially similar to the Current Advisory Agreement. A copy of the Proposed Advisory Agreement is included as Appendix G.

BOARD CONSIDERATION, APPROVAL AND RECOMMENDATION

     On December 11, 2009, the Board of Trustees, including all of the Independent Trustees, upon the recommendation of Janus Capital, voted unanimously to approve an amendment to the investment advisory agreement for the Fund to change the benchmark index from the FTSE EPRA/NAREIT Developed Index to the FTSE EPRA/NAREIT Global Index, subject to shareholder approval.

     If the proposed amendment to the investment advisory agreement is approved by Fund shareholders, the Developed Index would continue to be used to measure benchmark index performance for any portion of a Performance Period through the end of the calendar month in which shareholder approval is obtained, and the Global Index would be used for any portion of a Performance Period commencing after that month.


     In approving the change in the benchmark index for the Fund, the Trustees considered various information provided by Janus Capital, including, among other information: (1) comparative data showing the one-year and since inception performance of the Fund, the Developed Index and the Global Index; (2) a chart that compared the returns of the Developed Index and Global Index from the Fund's inception through September 30, 2009, which showed that the returns of the Fund have corresponded more closely to those of the Global Index over the period; (3) a chart that compared the performance of the Fund against both the Developed Index and the Global Index for the most recent one-year period, which showed that the two benchmarks have performed differently at times over that period; and (4) the Fund's past and expected investment in foreign securities.


     The Trustees also met in executive session with their independent legal counsel to review and discuss the proposed change in the benchmark index, and considered information and analysis provided by the Trustees' independent fee consultant. Based on its consideration of all information it deemed relevant, the Board of Trustees concluded that the Global Index, which includes exposure to emerging markets, is a more appropriate benchmark index for evaluating the Fund's performance.

INFORMATION CONCERNING THE ADVISER


     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, serves as investment adviser to Janus Global Real Estate Fund. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses that had $159.7 billion in assets under management as of December 31, 2009. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers of the Trust are shareholders of JCGI.



     Janus Capital (together with its predecessors) has served as an investment adviser since 1970. As of December 31, 2009, the Janus funds that Janus Capital advises consisted of 52 portfolios offering a broad range of investment objectives, including those with similar investment objectives as the Fund (see attached Appendix E for further information). Janus Capital also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


     Principal Executive Officers and Directors of the Adviser. The principal executive officers and directors of Janus Capital and their principal occupations are included in Appendix F to this Proxy Statement.


     Principal Officers of the Trust. The officers of the Trust and their principal occupations are set forth in Appendix C to this Proxy Statement.


COMPARISON OF THE CURRENT ADVISORY AGREEMENT AND PROPOSED ADVISORY AGREEMENT

     Other than the change to the benchmark index and date of execution, the terms of the Current Advisory Agreement and the Proposed Advisory Agreement are the same.

     Advisory Services. The terms of the advisory services are the same under the Current Advisory Agreement and the Proposed Advisory Agreement.

     Janus Capital provides the Fund with continuing investment management services. Janus Capital is responsible for the day-to-day management of the Fund and for providing continuous investment advice regarding the purchase and sale of securities held by the Fund, subject to (i) the Trust's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws; (ii) the investment objectives, policies and restrictions set forth in the Fund's registration statements; (iii) the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended; and (iv) such other policies and instructions as the Trustees may from time to time determine.


     Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (sharing certain expenses and salaries for the Fund's Chief Compliance Officer and other compliance-related personnel as authorized by the Trustees from time to time). Janus Capital is also authorized to perform or delegate to others, to perform certain administrative and other services and is responsible for the other business affairs of the Fund. Janus Capital also provides certain administrative services to the Fund as described under "Fund Service Providers" in this Proxy Statement.



     The Fund pays all expenses incidental to its organization, operations and business not specifically assumed by Janus Capital, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Fund's distributor, and Janus Services LLC ("Janus Services"), the Fund's transfer agent, each a wholly-owned subsidiary of Janus Capital, and a description of any fees paid by the Fund to Janus Distributors and Janus Services, is included under "Fund Service Providers" in this Proxy Statement.


     Liability. The Fund's Current Advisory Agreement and Proposed Advisory Agreement provides that Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, and except to the extent otherwise provided by law.

     Termination of the Agreement. The Fund's Current Advisory Agreement and Proposed Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved annually by a majority of the Fund's Independent Trustees, and by either a 1940 Act Majority or the Board of Trustees, cast in person at a meeting called for such purpose. A "1940 Act Majority" refers to the vote of a "majority of the outstanding voting securities" of a Fund within the meaning of the Investment Company Act of 1940, as amended, or in other words, the lesser of
(i) 67% or more of the shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

     The Fund's Current Advisory Agreement and Proposed Advisory Agreement: (i) may be terminated, without penalty, by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority.


     The Current Advisory Agreement for the Fund was last considered by the Trustees, including all of the Independent Trustees, on December 11, 2009. The Current Advisory Agreement was last submitted to a vote of shareholders on July 2, 2009, in connection with the Fund's commencement of operations.


     The implementation of the Proposed Advisory Agreement is contingent upon shareholder approval. The Current Advisory Agreement will be in effect until it terminates in accordance with its terms. If approved, the Proposed Advisory Agreement will be in effect for an initial term ending on February 1, 2011, and may continue in effect thereafter from year to year if such continuation is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority and, in either event, by the vote of a majority of the Independent Trustees.


     Compensation. Under both the Current Advisory Agreement and the Proposed Advisory Agreement, the Fund pays Janus Capital an investment advisory fee rate that consists of two components: (i) a base fee calculated by applying the contractual fixed rate of 0.75% to the Fund's average daily net assets during the previous month ("Base Fee Rate"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Fund's performance-based fee structure has been in effect for at least 12 months. The Fund commenced operations on December 1, 2007 as a series of another Janus trust and was merged into the Trust effective July 6, 2009. The Fund's performance measurement period started effective December 1, 2007 with the first calculation of a Performance Adjustment occurring on December 1, 2008 for the prior 12-month performance measurement period. After December 1, 2008 and until month 36 (or December 2010) the performance measurement period is equal to the time that has elapsed. Effective December 2010, the performance measurement period is a rolling 36 month period. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     Under both the Current Advisory Agreement and the Proposed Advisory Agreement, the Performance Adjustment may result in an increase or decrease in the investment advisory fee rate paid by the Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

     The application of an expense limit, if any, will have a positive effect upon a Fund's performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

     The investment performance of the Fund's Class A Shares (waiving the upfront sales charge) ("Class A Shares") is used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

     The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. The Trustees would notify you of any such change.

     Pursuant to the Current Advisory Agreement, the investment advisory fee is adjusted based on the Fund's performance relative to the Developed Index. Under the Proposed Advisory Agreement, the investment advisory fee will instead be adjusted based to the Fund's performance relative to the Global Index. The Developed Index is a global market capitalization weighted index composed of listed real estate securities in the Northern American, European, and Asian real estate markets. The Global Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.


     If Proposal 3 is approved, the Proposed Advisory Agreement will become effective on or about July 1, 2010, or as soon as practicable after shareholder approval is obtained. For performance measurement periods prior to the effective date of the Proposed Advisory Agreement, the Developed Index will be used for purposes of evaluating the Fund's performance and calculating the investment advisory fee. For performance measurement periods after that date, the Global Index will be used for that purpose, and will be implemented on a transitional basis described under "Implementation of the Change in the Benchmark Index." If shareholders do not approve the Proposed Advisory Agreement, the Performance Adjustment will continue to be measured based on the Fund's performance relative to the Developed Index in accordance with the terms of the Current Advisory Agreement.


     The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the Fund's performance. In that event, the Trustees will approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to the Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff of the SEC that any changes to the Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees will notify the shareholders of such change in position at such time as the Trustees determine to implement a change in the Fund's benchmark index.

     For the fiscal year ended July 31, 2009, the Fund did not pay Janus Capital any investment advisory fee because the fee was waived in connection with an expense limitation agreement between Janus Capital and the Fund that limits operating expenses of the Fund to a certain limit. (Effective August 1, 2009, the Fund changed its fiscal year end from July 31 to September 30 and as of September 30, Janus Capital's advisory fee continued to be waived.)

IMPACT OF PROPOSED CHANGE TO THE BENCHMARK INDEX ON THE INVESTMENT ADVISORY FEE RATE

     While it is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of its benchmark index and future changes to the size of the Fund, below is information to help you evaluate the impact of this change.

     The following table shows: (1) the dollar amount of the pro forma advisory fee that would have been paid by the Fund, before and after all applicable waivers, for the fiscal year ended July 31, 2009 using the current Developed Index as the benchmark index; (2) the dollar amount of the pro forma advisory fee that would have been paid by the Fund, before and after all applicable waivers, using the proposed Global Index as the benchmark index; and (3) the difference between the amount of the pro forma advisory fees of each index, net of any waivers. Such percentage difference is positive when the amount of the pro forma Global Index advisory fees would have been larger than the amount of the pro forma Developed Index advisory fees and negative when the amount of the pro forma Global Index advisory fees would have been smaller than the amount of the pro forma Developed Index advisory fees.

     For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended July 31, 2009 and that it would have been calculated over the preceding 20-month performance measurement period (the time period from the Fund's commencement of operations).


                                                                                             DIFFERENCE     DIFFERENCE
                                                                                              BETWEEN        BETWEEN
          PRO FORMA ADVISORY FEE                        PRO FORMA ADVISORY FEES              PRO FORMA      PRO FORMA
         BASED UPON CURRENT INDEX                      BASED UPON PROPOSED INDEX            CURRENT AND    CURRENT AND
------------------------------------------    ------------------------------------------      PROPOSED       PROPOSED
ADVISORY FEE                  ADVISORY FEE    ADVISORY FEE                  ADVISORY FEE       INDEX          INDEX
   BEFORE                         AFTER          BEFORE                         AFTER         ADVISORY       ADVISORY
 WAIVER ($)     WAIVER ($)     WAIVER ($)      WAIVER ($)     WAIVER ($)     WAIVER ($)       FEES ($)       FEES (%)
------------    ----------    ------------    ------------    ----------    ------------    -----------    -----------
   44,102         44,102            0            45,696         45,696            0              0             0.00



     As reflected above in the table, the Fund would have paid the same amount to Janus Capital had the proposed Global Index been in place during this hypothetical period, as compared to the current Developed Index during the same hypothetical period.

     It is important to remember that under the terms of the Proposed Advisory Agreement, the change in the Fund's benchmark index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Proposed Advisory Agreement. Please refer to "Implementation of the Change in the Benchmark Index."

COMPARISON OF PROPOSED AND CURRENT BENCHMARK INDICES

     If the proposal is approved by shareholders, the Fund will change its benchmark index from the current index, the Developed Index to the proposed index, the Global Index. The Global Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South

American real estate markets including both developed and emerging markets. As of December 31, 2009, emerging markets constituted 7.77% of the Global Index. The Developed Index is a global market capitalization weighted index composed of listed real estate securities in the Northern American, European, and Asian real estate markets. Janus Capital's research is global in nature and Janus Capital has continued to find compelling investment opportunities for the Fund outside the United States. Janus Capital believes the Global Index better reflects the investment universe of the Fund, as the Global Index measures the performance of global real estate-related securities with emerging markets exposure and is therefore believed to be more appropriate for evaluating the Fund's performance.



     The following chart shows how the monthly returns of the Fund's Class A Shares, the Developed Index, and the Global Index have performed for the period of December 1, 2007, inception date, through January 31, 2010.


(PERFORMANCE GRAPH)


                       JANUS GLOBAL
                        REAL ESTATE    CURRENT INDEX    PROPOSED INDEX
                          FUND -        - DEVELOPED        - GLOBAL
                         A SHARES          INDEX            INDEX*
                       ------------    -------------    --------------
12/1/07                    -4.64            -5.19            -4.71
1/1/08                     -3.21            -4.26            -5.03
2/1/08                     -3.85            -1.82            -1.38
3/1/08                      1.89             0.39            -0.58
4/1/08                      7.53             6.25             6.28
5/1/08                     -0.91            -2.45            -2.57
6/1/08                    -10.76           -11.78           -12.08
7/1/08                     -0.69             0.82             1.06
8/1/08                     -1.04            -2.07            -2.45
9/1/08                     -7.94            -9.26            -9.95
10/1/08                   -25.38           -27.87           -28.18
11/1/08                   -21.43           -14.51           -14.00
12/1/08                    24.05             9.66             9.94
1/1/09                    -13.89           -12.86           -12.59
2/1/09                    -12.10           -16.49           -15.88
3/1/09                      6.28             7.06             7.45
4/1/09                     27.73            20.66            21.10
5/1/09                      6.94            12.63            13.28
6/1/09                     -0.83             0.00             0.05
7/1/09                      9.61            10.01            10.40
8/1/09                     10.00             7.65             7.36
9/1/09                      4.62             5.62             5.65
10/1/09                    -1.87            -1.10            -1.38
11/1/09                     4.90             1.87             1.98
12/1/09                     4.99             3.61             3.43
1/1/10                     -4.41            -5.73            -5.92





   * Historical performance is based on back-tested data provided by FTSE. Actual index inception date was March 23, 2009.


     Fund returns presented above include reinvestment of dividends, distributions, and capital gains, and are net of Fund expenses. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment, therefore their performance does not reflect the expenses associated with the management of an actual portfolio. The Fund's past performance does not necessarily indicate how it will perform in the future.

     The following chart compares the calendar year performance of both the Developed Index and the Global Index for the past five years. The chart shows how the two benchmarks have performed differently at times over this period.

(CHART)


PURCHASE DATE              Developed Index    Global Index*
-------------              ---------------    -------------
2005                             15.35             16.83
2006                             42.35             43.72
2007                             -6.96             -4.65
2008                            -47.72            -48.90
2009                             38.26             41.25





   * Historical performance is based on back-tested data provided by FTSE. Actual index inception date was March 23, 2009.



  ** For the period February 18, 2005 (the inception date for the index) to December 31, 2005.


IMPLEMENTATION OF THE CHANGE IN THE BENCHMARK INDEX


     If the Proposal is approved, the change in the Fund's benchmark index will be implemented on a prospective basis beginning on or about July 1, 2010, or as soon as practicable following the date of shareholder approval. However, because the Performance Adjustment is based upon a rolling 36-month performance measurement period, comparisons to the Global Index will not be fully implemented until 36 months after the effective date of the Proposed Advisory Agreement. During this transition period, the Fund's returns will be compared to a blended index return that reflects the performance of the current Developed Index for the portion of the performance measurement period prior to adoption of the proposed Global Index, and the performance of the Global Index for the remainder of the period. For periods following the first full 36-month performance measuring period, the performance measurement period would reflect one less month of the Developed Index's performance. At the conclusion of the transition period, the performance of the Developed Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Global Index.


CALCULATION OF THE PERFORMANCE ADJUSTMENT

     If the average daily net assets of the Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from average net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Fund had not increased its net assets during the performance measurement period.


     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the previous fiscal years ended July 31, 2008 and July 31, 2009 were $6,697,791 and $11,244,595, respectively.



     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales charge) compared to the cumulative investment record of its benchmark index.


EXAMPLE 1: Fund Outperforms its Benchmark by 4.00%

     If the Fund has outperformed its benchmark index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                  TOTAL ADVISORY FEE RATE
 BASE FEE RATE     PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
 -------------     ---------------------------    -----------------------
1/12th of 0.75%          1/12th of 0.15%              1/12th of 0.90%


EXAMPLE 2: Fund Performance Tracks its Benchmark

     If the Fund's performance has tracked the performance of its benchmark index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                  TOTAL ADVISORY FEE RATE
 BASE FEE RATE     PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
 -------------     ---------------------------    -----------------------
1/12th of 0.75%               0.00%                   1/12th of 0.75%


EXAMPLE 3: Fund Underperforms its Benchmark by 4.00%

     If the Fund has underperformed its benchmark index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                  TOTAL ADVISORY FEE RATE
 BASE FEE RATE     PERFORMANCE ADJUSTMENT RATE         FOR THAT MONTH
 -------------     ---------------------------    -----------------------
1/12th of 0.75%          1/12th of -0.15%             1/12th of 0.60%

COMPARISON OF CURRENT AND PRO FORMA EXPENSES


     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure applying the current Developed Index and the pro forma fee structure applying the proposed Global Index, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the Global index was in place during the entire period from November 28, 2007 (inception date) to July 31, 2009 (most recent fiscal year-end) and is based upon an initial 20-month performance measurement period. The fees and expenses shown were determined based upon net assets as of July 31, 2009. For the November 28, 2007 to July 31, 2009 period, the Fund overperformed the Developed Index and the July 31, 2009 daily net assets were lower than the trailing 20-month average daily net assets, resulting in the management fee shown in the Annual Fund Operating Expenses table below. For the November 28, 2007 to July 31, 2009 period, the Fund underperformed the Global Index and the July 31, 2009 daily net assets were lower than the trailing 20-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.


     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust, on behalf of the Fund, has entered into an expense waiver agreement with Janus Capital. In the expense waiver agreement, Janus Capital has agreed to reduce certain annual fund operating expenses to the extent that total operating expenses exceed a specific percentage of average daily net assets, subject to certain limitations described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Fund Operating Expenses may be less than the amount listed in the table.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                        (CURRENT AND PRO FORMA STRUCTURE)

                          CLASS A   CLASS C   CLASS D      CLASS I      CLASS S      CLASS T
                          -------   -------   -------      -------      -------      -------
Maximum Sales Charge
  (load) Imposed on
  Purchases (as a % of
  offering price).......   5.75%(2)   None      None         None         None         None
Maximum Deferred Sales
  Charge (load) (as a %
  of the lower original
  purchase price or
  redemption proceeds)..    None(3)  1.00%(4)   None         None         None         None

                          CLASS A   CLASS C   CLASS D      CLASS I      CLASS S      CLASS T
                          -------   -------   -------      -------      -------      -------
Redemption Fee on shares
  held for 90 days or
  less (as a % of amount
  redeemed).............    None      None      2.00%(5)(6) 2.00%(5)(6)  2.00%(5)(6)  2.00%(5)(6)
Exchange Fee............    None      None      None(6)      None(6)      None(6)      None(6)



ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(7)


                                     DISTRIBUTION/                  ACQUIRED
                                        SERVICE                     FUND(11)    TOTAL ANNUAL
                        MANAGEMENT      (12B-1)          OTHER      FEES AND   FUND OPERATING
                          FEE(8)        FEES(9)      EXPENSES(10)   EXPENSES    EXPENSES(12)
                        ----------   -------------   ------------   --------   --------------
JANUS GLOBAL REAL
  ESTATE FUND
Class A Shares
  Current.............     0.83%          0.25%          5.13%        0.01%         6.22%
  Pro Forma based on
     Proposed Index...     0.78%          0.25%          5.13%        0.01%         6,17%
Class C Shares
  Current.............     0.83%          1.00%          5.02%        0.01%         6.86%
  Pro Forma based on
     Proposed Index...     0.78%          1.00%          5.02%        0.01%         6.81%
Class D Shares(13)
  Current.............     0.83%           N/A           4.97%        0.01%         5.81%
  Pro Forma based on
     Proposed Index...     0.78%           N/A           4.97%        0.01%         5.76%
Class I Shares
  Current.............     0.83%           N/A           4.85%        0.01%         5.69%
  Pro Forma based on
     Proposed Index...     0.78%           N/A           4.85%        0.01%         5.64%
Class S Shares
  Current.............     0.83%          0.25%          5.26%        0.01%         6.35%
  Pro Forma based on
     Proposed Index...     0.78%          0.25%          5.26%        0.01%         6.30%
Class T Shares
  Current.............     0.83%           N/A           5.10%        0.01%         5.94%
  Pro Forma based on
     Proposed Index...     0.78%           N/A           5.10%        0.01%         5.89%



EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS, AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the Current Advisory Agreement and the Proposed Advisory Agreement, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 20-month period (commencement of operations of the Fund) as of the end of the last fiscal year ended July 31, 2009. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS GLOBAL REAL ESTATE FUND
Class A Shares
  Current............................  $1,158    $2,302    $3,418    $6,092
  Pro Forma based on Proposed Index..   1,153     2,289     3,399     6,061
Class C Shares
  Current............................     780     2,001     3,274     6,255
  Pro Forma based on Proposed Index..     775     1,988     3,254     6,224
Class D Shares
  Current............................     579     1,722     2,847     5,580
  Pro Forma based on Proposed Index..     574     1,708     2,826     5,546
Class I Shares
  Current............................     567     1,689     2,796     5,498
  Pro Forma based on Proposed Index..     562     1,676     2,775     5,463
Class S Shares
  Current............................     631     1,867     3,070     5,937
  Pro Forma based on Proposed Index..     626     1,853     3,049     5,905
Class T Shares
  Current............................     591     1,757     2,901     5,668
  Pro Forma based on Proposed Index..     586     1,744     2,880     5,634



IF YOU DO NOT REDEEM YOUR SHARES:*


                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
JANUS GLOBAL REAL ESTATE FUND
Class A Shares
  Current............................  $1,158    $2,302    $3,418    $6,092
  Pro Forma based on Proposed Index..   1,153     2,289     3,399     6,061
Class C Shares
  Current............................     680     2,001     3,274     6,255
  Pro Forma based on Proposed Index..     675     1,988     3,254     6,224
Class D Shares
  Current............................     579     1,722     2,847     5,580
  Pro Forma based on Proposed Index..     574     1,708     2,826     5,546
Class I Shares
  Current............................     567     1,689     2,796     5,498
  Pro Forma based on Proposed Index..     562     1,676     2,775     5,463
Class S Shares
  Current............................     631     1,867     3,070     5,937
  Pro Forma based on Proposed Index..     626     1,853     3,049     5,905

                                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                       ------   -------   -------   --------
Class T Shares
  Current............................  $  591    $1,757    $2,901    $5,668
  Pro Forma based on Proposed Index..     586     1,744     2,880     5,634



--------

 (1) Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide in the Fund's prospectus.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.
 (5) The redemption fee may be waived in certain circumstances.
 (6) An exchange of shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.
 (7) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

 (8) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class A Shares (waiving the upfront sales charge) versus the FTSE EPRA/NAREIT Developed Index and the FTSE EPRA/NAREIT Global Index, as applicable, over the 20-month period ended July 31, 2009. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.

 (9) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(10) For Class A Shares, Class C Shares and Class I Shares, Other Expenses may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. For Class S Shares and Class T Shares, Other Expenses include an annual administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. For Class D Shares, Other Expenses include an administrative fee of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services LLC.

(11) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's "ratio of gross expenses to average net assets" appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses.
(12) Total Annual Fund Operating Expenses do not reflect the application of a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative fees payable pursuant to the Transfer Agency Agreement (applicable to Class S Shares, Class T Shares and Class D Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 1.25% of average daily net assets on the fiscal year ending date in which the agreement is in effect.

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




     Because a fee waiver will have a positive effect upon the Fund's performance, a fund that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to Janus Capital as a result of a fee waiver that is in place during the period when the performance adjustment applies. The current agreement will be in effect until February 16, 2011, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived. Based on information in the table above, with the waiver, assuming Net Annual Fund Operating Expenses would have been included in the table above, those expenses are as follows: Class A Shares - 1.59% (pro forma - 1.54%); Class C Shares - 2.34% (pro forma - 2.29%); Class D Shares - 1.46% (pro forma - 1.41%); Class I Shares - 1.34% (pro forma - 1.29%); Class S
     Shares - 1.84% (pro forma - 1.79%); and Class T Shares - 1.59% (pro forma - 1.54%).


(13) Class D Shares launched on February 16, 2010.

  * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

REQUIRED VOTE


     Approval of the Proposed Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as previously defined) of the Fund. If shareholders of the Fund do not approve the Proposal, the Current Advisory Agreement will remain in effect and the Board of Trustees will take such further action as it deems to be in the best interest of the Fund and its shareholders.


 THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
                  APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

                     PROPOSALS 4 AND 5 - GENERAL INFORMATION
                     (JANUS GLOBAL OPPORTUNITIES FUND ONLY)

   PROPOSAL 4 - APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT
                       BETWEEN THE TRUST AND JANUS CAPITAL

 PROPOSAL 5 - APPROVE A SUBADVISORY AGREEMENT BETWEEN JANUS CAPITAL AND PERKINS

INTRODUCTION

     As Janus Capital continues its goal of looking to gain efficiencies and move toward a more cohesive operating platform, it periodically reviews its mutual fund line up to ensure that all funds are being properly positioned based on their primary investment strategies. As a result, in an effort to take advantage of the broad investment expertise within Janus Capital and, in particular, Perkins' value investment capability, Janus Capital believes it is in the best interest of Janus Global Opportunities Fund (for purposes of Proposals 4 and 5, the "Fund" refers to Janus Global Opportunities Fund) to transition the Fund's investment approach to a more traditional value focus and recommended to the Board of Trustees that Perkins become the subadviser to the Fund.

     Janus Capital discussed the matter with the Board of Trustees and presented the Trustees with its analysis, findings, and recommendations at the Board meetings held on November 9, 2009 and December 11, 2009. After a thorough consideration of the process undertaken by Janus Capital and the information, analysis, and recommendations presented, the Trustees concluded that engaging Perkins to serve as subadviser to the Fund under the terms of the proposed subadvisory agreement ("Proposed Subadvisory Agreement") was in the best interest of the Fund. The Board approved the Proposed Subadvisory Agreement between Janus Capital and Perkins and recommended that it be submitted to the Fund's shareholders for approval as required under the 1940 Act (Proposal 5). If approved, the Proposed Subadvisory Agreement will be executed and will take effect on or about July 1, 2010. Adding a subadviser to the Fund does not impact the investment advisory fee rate paid by the Fund, as Janus Capital, and not the Fund, will have responsibility for paying a subadviser for its services. For a detailed description of the specific factors considered by the Board of Trustees, see the discussion below under the caption "Board Consideration, Approval and Recommendation." A form of the Proposed Subadvisory Agreement is attached to this Proxy Statement as Appendix H.


     In order to engage a subadviser for the Fund, the Fund's investment advisory agreement with Janus Capital must permit Janus Capital to delegate responsibilities to a subadviser. The Fund's current investment advisory agreement with Janus Capital ("Current Advisory Agreement") does not provide for this delegation and changing it to permit the delegation could be interpreted as a material change requiring shareholder approval. As a result, you are being asked to approve an amended and restated Investment Advisory Agreement that will allow Janus Capital to engage a subadviser for the Fund (the "Proposed Amended Advisory Agreement") (see Proposal 4). Under the terms of the Proposed Amended Advisory Agreement, Janus Capital will have discretion to engage Perkins, or any other qualified entity, as the subadviser to the Fund, pending Trustee and shareholder approval, and Janus Capital will have the obligation to compensate any subadviser for the Fund. The Trustees have approved the Proposed Amended Advisory Agreement and are submitting the Proposed Amended Advisory Agreement to you for your approval. A form of the Proposed Amended Advisory Agreement is attached to this Proxy Statement as Appendix I. With the exception of the changes discussed in Proposal 4, all other terms of the Current Advisory Agreement remain the same. See Proposal 2.c. for other proposed changes to the Current Advisory Agreement that are not contingent upon Proposals 4 or 5.

     The Proposed Amended Advisory Agreement will not change the investment advisory fee payable to Janus Capital by the Fund. You should note, however, that if shareholders of the Fund approve the performance-based investment advisory fee structure described under Proposal 2.c. the advisory fee rate payable by the Fund to Janus Capital will adjust up or down based on the Fund's performance. Similarly, the subadvisory fee paid by Janus Capital to any subadviser would adjust up or down, as Janus Capital expects to pay any subadviser a percentage of the advisory fee Janus Capital receives from the Fund.

     In connection with the transition of the day-to-day management of the Fund to Perkins, pending shareholder approval, the Fund will experience additional changes, including changes to the Fund's investment strategies and investment objective. The

Fund's portfolio manager, Gregory Kolb, will continue to manage the Fund and will become an employee of Perkins. In an effort to take advantage of Perkins' value investment capabilities, the Fund will be moving from a combination growth/value orientation to a traditional value orientation. Specifically, while the Fund will continue to invest in common stocks of companies of any size located throughout the world, including emerging markets, the Fund will seek to invest in companies that are temporarily misunderstood by the investment community or that demonstrate special situations or turnarounds. Pursuant to the "value" strategy, the Fund's portfolio manager will generally look for companies with (i) a low price relative to assets, earnings, and/or cash flows or business franchise; (ii) products and services that give them a competitive advantage; and (iii) quality balance sheets and strong management. As a part of the new value strategy, the Fund's investment objective will change from long-term growth of capital to capital appreciation.


     Further, in connection with moving to a traditional value investing strategy, the portfolio manager of the Fund anticipates increasing the number of holdings in the portfolio from a range of 25 to 40 holdings to a range of 70 to 100 holdings. The portfolio manager believes expanding the range of holdings will increase the Fund's opportunity for investments and will align the product with Perkins' value portfolio process. Moving to a larger range of holdings could increase the expenses of the Fund if additional trading costs are incurred. The Fund will also be reclassified from a nondiversified Fund to a diversified Fund, as defined in the 1940 Act. The Fund will change its name to "Perkins Global Value Fund." Pending shareholder approval of Perkins as subadviser to the Fund, these changes will become effective on or about July 1, 2010.


BOARD CONSIDERATION, APPROVAL AND RECOMMENDATION

     The Trustees of the Trust, all of whom are Independent Trustees and none of whom has ever been affiliated with Janus Capital or Perkins, considered the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement for the Fund. In the course of their consideration of the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement, the Trustees met in executive session and were advised by their independent legal counsel. The Trustees received and reviewed a substantial amount of information provided by Janus Capital and Perkins in response to requests of the Trustees and their counsel. The Trustees also considered information provided by their independent fee consultant. Based on their evaluation of that information and other factors, on December 11, 2009, the Independent Trustees approved the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement for the Fund, subject to shareholder approval. In considering the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

     Among other things, the Trustees considered:

          (a) the representation of Janus Capital that there is not expected to be any diminution in the nature, extent and quality of services provided to the Fund and its shareholders;

          (b) the experience of Perkins as an asset management firm with the capabilities, resources and personnel necessary to provide subadvisory services to the Fund;

          (c) the proposed responsibilities of Perkins and the services to be provided by it;

          (d) the experience of Perkins in managing other Janus funds, including funds with similar investment objectives and strategies;

          (e) the retention of the current portfolio manager for the day-to-day management of the Fund;

          (f) that the subadvisory fees to be paid to Perkins by Janus Capital appear to represent reasonable compensation in light of the services to be provided;

          (g) the terms and conditions of the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement;

          Certain of these considerations are discussed in more detail below.

NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees' analysis of the nature, extent, and quality of Perkins' proposed services to the Fund took into account the investment objective and strategies of the Fund and the knowledge the Trustees gained from their regular meetings with Perkins throughout prior years with respect to other Janus funds managed by Perkins. In addition, the Trustees reviewed Perkins' resources and key personnel, especially those who would be providing investment management services to the Fund. The Trustees also considered other services to be provided to the Fund by Perkins. Janus Capital advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the implementation of the Proposed Amended Advisory Agreement or the Proposed Subadvisory Agreement.

     The Trustees concluded that the subadvisory relationship and arrangement was not expected to adversely affect the nature, extent or quality of services provided to the Fund, and that the Fund was likely to benefit from services provided under the Proposed Subadvisory Agreement. They also concluded that the quality of Perkins' services to the other Janus funds for which Perkins serves as subadviser has been satisfactory. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital and Perkins in connection with the Trustees' consideration of the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement; (ii) the key factors identified in materials previously provided to the Trustees by their independent counsel; (iii) that the current portfolio manager will continue to handle the day-to-day management responsibilities for the Fund; and (iv) the nature of the proposed changes in the overall investment strategies of the Fund. They also concluded that Perkins' financial condition was sound.

COSTS OF SERVICES TO BE PROVIDED

     The Trustees considered fee structure and the subadvisory fee rate under the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement, respectively, as well as the overall fee structure of the Fund. The Trustees examined the fee information and estimated expenses for the Fund in comparison to information for other comparable funds, as provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data.

     The Trustees considered the methodology used by Perkins in determining compensation payable to its portfolio managers and the competition for investment management talent, and information provided by representatives of Perkins with respect to how the implementation of performance-based fees may impact that methodology and its ability to retain key employees. The Trustees also considered that, other than the potential impact of performance fees, there will be no change to the overall fees paid by the Fund or services provided to the Fund.

     The Trustees concluded that the fee to by paid by Janus Capital to Perkins was reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies and the fees Perkins charges to other Janus funds or clients with similar investment strategies. The Trustees also concluded that the estimated overall expense ratio for each class of shares of the Fund, taking into account any expense limitation, was comparable to or more favorable than the median expense ratios of its peers, and that the fees that the Fund will pay to Janus Capital (a portion of which Janus Capital will pay to Perkins) are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies and (2) the impact of the performance-based fee structure.

INVESTMENT PERFORMANCE

     The Trustees considered the performance results of the Fund over various time periods. They reviewed the information comparing the Fund's performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund's benchmark index. They concluded that the performance of the Fund was acceptable under current market conditions. The Trustees' also noted Perkins' considerable investment management experience, capabilities and resources. They also noted the past performance of other Janus mutual funds which are managed by Perkins, and other accounts having similar investment objectives and strategies, but were unable to predict what effect, if any, the engagement of Perkins as subadviser would have on the future performance of the Fund.

BENEFITS DERIVED FROM THE RELATIONSHIP WITH JANUS CAPITAL AND PERKINS

     The Trustees also considered benefits that would accrue to the Fund from its relationship with Janus Capital and Perkins. The Trustees concluded that, other than the services to be provided by Janus Capital and Perkins pursuant to the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement, respectively, and the fee to be paid directly and indirectly by the Fund for such services, the Fund, and Janus Capital, and Perkins may potentially benefit from their relationship with one another in other ways. They also concluded that success of their relationship could attract other business to Janus Capital and Perkins or to other Janus funds, and that the success of Janus Capital and Perkins could enhance each firm's ability to serve the Fund.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement was in the best interest of the Fund and its shareholders. The Trustees voted to approve the Proposed Amended Advisory Agreement and the Proposed Subadvisory Agreement and to recommend each to shareholders for their approval.


                                   PROPOSAL 4
               APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY
                  AGREEMENT BETWEEN THE TRUST AND JANUS CAPITAL


INFORMATION CONCERNING THE ADVISER


     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, serves as investment adviser to Janus Global Opportunities Fund pursuant to the Current Advisory Agreement dated July 1, 2004, as amended February 1, 2006 and June 14, 2006, Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses that had $159.7 billion in assets under management as of December 31, 2009. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers of the Trust are shareholders of JCGI.


     Janus Capital (together with its predecessors) has served as an investment adviser since 1970. As of December 31, 2009, the Janus funds that Janus Capital advises consisted of 52 portfolios offering a broad range of investment objectives, including those with similar investment objectives as the Fund (see attached Appendix E for further information). Janus Capital also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

     Principal Executive Officers and Directors of the Adviser. The principal executive officers and directors of Janus Capital and their principal occupations are included in Appendix F to this Proxy Statement.

SUMMARY OF THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED AMENDED ADVISORY AGREEMENT

     Except for the change to permit Janus Capital to engage a subadviser for the Fund and the dates of execution, the terms of the Current Advisory Agreement and the Proposed Amended Advisory Agreement are the same. A summary of the Current Advisory Agreement and the Proposed Amended Advisory Agreement is provided below. A form of the Proposed Amended Advisory Agreement is attached to this Proxy Statement as Appendix I; the description of the Proposed Amended Advisory Agreement is qualified in its entirety by reference to Appendix I. Additional changes to the Current Advisory Agreement are described in Proposal 2.c.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENT

     Advisory Services. Janus Capital provides the Fund with continuing investment management services. Janus Capital is responsible for the day-to-day management of the Fund and for providing continuous investment advice regarding the purchase and sale of securities held by the Fund, subject to (i) the Trust's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws; (ii) the investment objectives, policies and restrictions set forth in the Fund's registration statements; (iii) the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended; and (iv) such other policies and instructions as the Trustees may from time to time determine. If Proposal 5 is approved, certain of these responsibilities would transition to Perkins.

     Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (sharing certain expenses and salaries for the Fund's Chief Compliance Officer and other compliance-related personnel as authorized by the Trustees from time to time). Janus Capital provides certain administrative services to the Fund as described under "Fund Service Providers" and is responsible for the other business affairs of the Fund. Janus Capital is authorized to delegate to others to perform certain administrative and other services.

     The Fund pays all expenses incidental to its organization, operations and business not specifically assumed by Janus Capital, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Fund's distributor, and Janus Services LLC ("Janus Services"), the Fund's transfer agent, each a wholly-owned subsidiary of Janus Capital, and a description of any fees paid by the Fund to Janus Distributors and Janus Services, is included under "Fund Service Providers" in this Proxy Statement.

     Liability. The Fund's Current Advisory Agreement provides that Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, and except to the extent otherwise provided by law.

     Termination of the Agreement. The Fund's Current Advisory Agreement continues in effect until February 1, 2011, and from year to year thereafter so long as such continuance is specifically approved at least annually by a majority of the Fund's Independent Trustees, and by either a majority of the outstanding voting securities of the Fund or the Board of Trustees. The "majority of outstanding voting securities" means the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares (a "1940 Act Majority").

     The Current Advisory Agreement: (i) may be terminated, without penalty, by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority.

     Compensation. The Current Advisory Agreement provides that Janus Capital is entitled to compensation for services provided thereunder at the annual rate of 0.64% of the Fund's average daily net assets. The fee is computed daily and paid monthly. As previously noted, as a shareholder of the Fund, you will also be asked to approve changing this fixed-rate fee to a fee that adjusts up or down based on the Fund's performance relative to its benchmark index, the MSCI World Index(SM).


     Additional Information. The date of the Current Advisory Agreement, dated July 1, 2004, as amended February 1, 2006 and June 14, 2006, was last submitted for shareholder approval on January 9, 2006, to approve certain amendments. The Current Advisory Agreement was last re-approved by the Board of Trustees at a meeting held on December 11, 2009. In conjunction with their approval of the continuance of the Current Advisory Agreement, the Board noted that at the same meeting they also approved the Proposed Subadvisory Agreement and related Proposed Amended Advisory Agreement and that such new agreement and amendment would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the Proposed Subadvisory Agreement and the Proposed Amended Advisory Agreement at the December 11, 2009 board meeting are discussed above.


     The implementation of the Proposed Amended Advisory Agreement for the Fund is contingent upon shareholder approval.

DESCRIPTION OF THE PROPOSED AMENDED ADVISORY AGREEMENT

     Other than described below, the Proposed Amended Advisory Agreement does not change, amend, or modify any other terms of the Current Advisory Agreement. The

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

same services will be provided under the Current Advisory Agreement; all or some of those services would be provided by a subadviser rather than Janus Capital.


     The Current Advisory Agreement does not currently contemplate permitting Janus Capital to engage a subadviser for the Fund. Because shareholders are being asked to consider appointing Perkins as subadviser to the Fund (please refer to Proposal 5), it is necessary to amend the Current Advisory Agreement to allow for the engagement of a subadviser. Under the terms of the Proposed Amended Advisory Agreement, Janus Capital would have the authority to engage Perkins, or any other qualified subadviser, for the Fund and would be responsible for compensating such subadviser, subject to Trustee and shareholder approval.


REQUIRED VOTE


     Approval of the Proposed Amended Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as previously defined) of the Fund. If shareholders of the Fund do not approve the Proposal and/or the Proposed Subadvisory Agreement under Proposal 5, Janus Capital will continue to be the sole adviser of the Fund under the terms of the Current Advisory Agreement and the Board of Trustees will take such further action as it deems to be in the best interest of the Fund and its shareholders.


 THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
              APPROVAL OF THE PROPOSED AMENDED ADVISORY AGREEMENT.

                                   PROPOSAL 5
                     APPROVE A SUBADVISORY AGREEMENT BETWEEN
                            JANUS CAPITAL AND PERKINS

INFORMATION CONCERNING THE SUBADVISER


     Perkins is principally located at 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. Perkins is a subsidiary of Janus Capital and is registered as an investment adviser with the SEC. Perkins and its predecessor have been in the investment management business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies, and currently serves as subadviser to other Janus value equity mutual funds. Janus Capital owns approximately 78% of Perkins. As of December 31, 2009, Perkins had $15,115,176,956 in assets under management. Perkins acts as investment adviser or subadviser to other investment companies with investment objectives and strategies similar to those of the Fund. Information on those similar investment companies is set forth in Appendix J to this Proxy Statement.


     Portfolio Manager. Gregory R. Kolb, CFA, is Executive Vice President and Portfolio Manager of the Fund, which he has co-managed or managed since May 2005. Mr. Kolb will continue to be responsible for the day-to-day management of the Fund under the Proposed Subadvisory Agreement with Perkins. It is anticipated that Mr. Kolb will become an employee of Perkins if shareholders approve the engagement of Perkins as the Fund's subadviser, and will be integrated into the Perkins investment team where he will be supported in his investment process by Perkins research analysts. Mr. Kolb is also Portfolio Manager of other Janus accounts. Mr. Kolb joined Janus Capital in 2001 as an equity research analyst.


     Principal Executive Officers and Directors of the Subadviser. Information regarding the principal executive officers and directors of Perkins and their principal occupations are included in Appendix F to this Proxy Statement.


SUMMARY OF THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED SUBADVISORY AGREEMENT

     A form of the Proposed Subadvisory Agreement is attached to this Proxy Statement as Appendix H. The following descriptions of the Current Advisory Agreement and the Proposed Subadvisory Agreement are only summaries. You should refer to Appendix H for the text of the Proposed Subadvisory Agreement; the description of the Proposed Subadvisory Agreement is qualified in its entirety by reference to Appendix H.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENT

     Janus Capital currently serves as investment adviser to the Fund pursuant to the terms of the Current Advisory Agreement. The Current Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority and, in either event, by the vote of a majority of the Independent Trustees. The Current Advisory Agreement: (i) may be terminated, without penalty, by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of an assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority.

     The Current Advisory Agreement was last re-approved by the Board of Trustees at a meeting held on December 11, 2009. In conjunction with their approval of the continuance of the Current Advisory Agreement, the Board noted that at the same meeting they also approved the Proposed Subadvisory Agreement and that such new agreement would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the Proposed Subadvisory Agreement at the December 11, 2009 board meeting are discussed above.

     The Current Advisory Agreement provides that Janus Capital is entitled to compensation for services provided thereunder at the annual rate of 0.64% of the Fund's average daily net assets. The fee is computed daily and paid monthly. As previously noted, as a shareholder of the Fund, you will also be asked to approve changing this fixed-rate fee to a fee that adjusts up or down based on the Fund's performance relative to its benchmark index, the MSCI World Index(SM).

DESCRIPTION OF THE PROPOSED SUBADVISORY AGREEMENT

     Subadvisory Services. Under the terms of the Proposed Subadvisory Agreement between Janus Capital and Perkins, subject to the direction and control of Janus Capital and the Board of Trustees, Perkins will: (i) manage the investment operations of the Fund; (ii) keep Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and consideration; (iii) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) perform certain limited related administrative functions; and (v) provide the Trustees and Janus Capital with economic, operational, and investment data and reports. Additionally, Perkins will determine what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement.


     Compensation. In return for the services to be provided under the Proposed Subadvisory Agreement, Perkins will be entitled to receive a subadvisory fee, paid by Janus Capital, that is accrued daily and payable monthly at an annual rate equal to 50% of the investment advisory fee otherwise payable by the Fund to Janus Capital (calculated after any applicable performance fee adjustments). If the Proposed Subadvisory Agreement were currently in effect, Janus Capital would pay Perkins an annual fee rate of 0.32% of average daily net assets (net of any performance fee adjustments).


     The engagement of Perkins as subadviser to the Fund will have no effect on the terms of the Current Advisory Agreement, other than requiring the requested changes to engage a subadviser (as described in Proposal 4). Perkins' subadvisory fee will be paid directly by Janus Capital; however, shareholders of the Fund should note that, if they approve the performance-based investment advisory fee structure under Proposal 2.c. regarding the fee paid by the Fund to Janus Capital, Perkins' subadvisory fee rate will also adjust up or down in line with the performance fee, as Janus Capital will pay 50% of the advisory fee it receives from the Fund to Perkins.


     During the most recent fiscal year ended October 31, 2009, the Fund paid $543,001 in advisory fees to Janus Capital. If the Proposed Subadvisory Agreement had been in effect, Perkins would have received $271,500 in subadvisory fees for that fiscal year, all paid by Janus Capital.


     The following table summarizes the pro forma subadvisory fees based on the average net assets of the Fund that would have been paid by Janus Capital to Perkins if the Proposed Subadvisory Agreement had been in effect for the fiscal year ended October 31, 2009. This information assumes that the Performance Adjustment (as described further under Proposal 2.c.) would have been in effect during the fiscal year and that it would have been calculated over the 36-month period ended October 31, 2009. The last column indicates the percentage increase or decrease of the fee that

Perkins would have received had the proposed performance-based fee arrangement been in effect during the period.


AVERAGE NET ASSETS        PRO FORMA        % INCREASE (+)
      (000'S)         SUBADVISORY FEES    OR DECREASE (-)
------------------    ----------------    ---------------
      $84,969             $326,075             +20.10



     Liability. The Proposed Subadvisory Agreement provides that Perkins, and any affiliate of Perkins performing services for the Fund contemplated thereunder (including any managers, members, owners, directors, and officers of Perkins and such affiliates), shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard or their respective obligations and duties under the Proposed Subadvisory Agreement, and except to the extent otherwise provided by law.

     Term of the Agreement. If approved, the Proposed Subadvisory Agreement will be in effect for an initial term ending on February 1, 2011, and may continue in effect thereafter from year to year if such continuance is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority and, in either event, by the vote of a majority of the Independent Trustees.

     Termination of the Agreement. The Proposed Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the Current Advisory Agreement. The Proposed Subadvisory Agreement may be terminated at any time, without penalty, either by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, or by the Trustees, provided in either case that 90 days' advance written notice of termination be given to Perkins at its principal place of business. The Proposed Subadvisory Agreement may also be terminated (i) by Janus Capital or by Perkins at any time, without penalty, by giving 90 days' advance written notice of termination of the other party, or (ii) by Janus Capital or the Trust, without advance notice, if Perkins becomes unable to discharge its duties and obligations under the Proposed Subadvisory Agreement.

REQUIRED VOTE


     Approval of the Proposed Subadvisory Agreement requires the affirmative vote of a 1940 Act Majority (as previously defined) of the Fund. It is also contingent on shareholder approval of Proposal 4 in this Proxy Statement. If shareholders of the Fund do not approve the Proposal and/or Proposal 4, Janus Capital will continue to be the sole adviser of the Fund under the terms of the Current Advisory Agreement and the Board of Trustees will take such further action as it deems to be in the best interest of the Fund and its shareholders.


 THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR"
                 APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT.

                             FUND SERVICE PROVIDERS




     ADMINISTRATOR. Janus Capital serves as administrator to the Funds, performing internal accounting, recordkeeping, blue sky monitoring and registration functions. Janus Capital may be reimbursed by the Funds for certain administrative and clerical functions it provides to the Funds, as well as for reasonable costs it incurs in performing certain functions.





     Janus Capital also acts as administrator to each of Janus Money Market Fund and Janus Government Money Market Fund pursuant to separate Administration Agreements between Janus Capital and the Trust, on behalf of each such Fund. Pursuant to such Administration Agreements, each of Janus Money Market Fund and Janus Government Money Market Fund pay Janus Capital an administration fee calculated at the annual rate of 0.50% of the value of the average daily net assets. Effective February 16, 2010, Class D Shares of each Fund will compensate Janus Capital at an annual rate of 0.46% and Class T Shares of each Fund will compensate Janus Capital at an annual rate of 0.48%. Janus Capital may use a portion of the administration fee to compensate financial intermediaries.



     The fees paid to Janus Capital by each of Janus Money Market Fund and Janus Government Money Market Fund for administrative services, for the fiscal year ended October 31, 2009 are shown below. Each Fund has changed its fiscal year end to June 30.



                                               FEES PAID TO JANUS CAPITAL
                                               --------------------------
                                                   ADMINISTRATION FEES
FUND                                                   ($) (000'S)
----                                           --------------------------
Janus Money Market Fund......................             8,922
Janus Government Money Market Fund...........             1,370




     Janus Capital intends to continue to provide the same administrative services after implementation of the proposed amended advisory agreements (discussed in Proposals 2, 3 and 4), and the proposed subadvisory agreement (discussed in Proposal 5).


     DISTRIBUTOR. Janus Distributors, a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the

Funds pursuant to an Amended and Restated Distribution Agreement between the Trust and Janus Distributors. According to plans adopted pursuant to Rule 12b-1 under the 1940 Act for Class A Shares, Class C Shares, Class R Shares and Class S Shares, Janus Distributors receives a 12b-1 distribution fee from each such class of shares that is used to pay for activities that are primarily intended to result in sales of shares. Class A Shares and Class S Shares pay Janus Distributors a 12b-1 distribution fee at the annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares. Class C Shares pay a 12b-1 distribution fee to Janus Distributors of up to 1.00% (0.75% distribution fee and 0.25% service fee) of the average daily net assets of Class C Shares. Class R Shares pay a 12b-1 distribution fee to Janus Distributors of up to 0.50% of the average daily net assets of Class R Shares. Janus Distributors may retain some or all of the fees it receives from Class A Shares, Class C Shares, Class R Shares and Class S Shares, or may pass it through to financial intermediaries in payment for distribution and/or administrative services. Janus Distributors intends to continue to provide the same services after implementation of the proposed amended advisory agreements (discussed in Proposals 2, 3 and 4), and the proposed subadvisory agreement (discussed in Proposal 5).


     Fees paid by Class A Shares, Class C Shares, Class R Shares, and Class S Shares of each Fund offering such shares to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) for the fiscal year or period ended October 31, 2009 or July 31, 2009, as applicable, are shown in the table below. Each Fund has changed its fiscal year end to either June 30 or September 30.


                                          FEES PAID TO JANUS DISTRIBUTORS
                                                    ($) (000'S)
                                       -------------------------------------
                                       CLASS A   CLASS C   CLASS R   CLASS S
FUND                                    SHARES    SHARES    SHARES    SHARES
----                                   -------   -------   -------   -------
INTECH Risk-Managed Core Fund(1).....      12        28      N/A          4
INTECH Risk-Managed Growth Fund(2)...      50        55      N/A        100
INTECH Risk-Managed International
  Fund(2)............................       5        18      N/A          5
INTECH Risk-Managed Value Fund(2)....       4         3      N/A         --(3)
Janus Balanced Fund(1)...............     234       675       64        388
Janus Contrarian Fund(1).............      62       218        4          4
Janus Enterprise Fund(1).............      64        68       67        174
Janus Flexible Bond Fund(1)..........     177       444        4         55
Janus Forty Fund(2)..................   2,652     3,861      493      5,958
Janus Fund(1)........................       4        17        1         69
Janus Global Life Sciences Fund(1)...      --(3)     --(3)   N/A         --(3)
Janus Global Opportunities Fund(1)...      --(3)     --(3)   N/A         --(3)
Janus Global Real Estate Fund(2).....       1         3      N/A         --(3)
Janus Global Research Fund(1)........      --(3)     --(3)   N/A         --(3)
Janus Global Technology Fund(1)......      --(3)     --(3)   N/A         --(3)

                                          FEES PAID TO JANUS DISTRIBUTORS
                                                    ($) (000'S)
                                       -------------------------------------
                                       CLASS A   CLASS C   CLASS R   CLASS S
FUND                                    SHARES    SHARES    SHARES    SHARES
----                                   -------   -------   -------   -------
Janus Growth and Income Fund(1)......      16        15        3         54
Janus High-Yield Fund(1).............      61       165        1          4
Janus International Equity Fund(2)...     137       126        3          7
Janus International Forty Fund(2)....       2         2      N/A         --(3)
Janus Long/Short Fund(2).............     462     1,350       --(3)      32
Janus Modular Portfolio Construction
  Fund(4)............................       1         6      N/A         --(3)
Janus Orion Fund(1)..................      20        30        2          8
Janus Overseas Fund(1)...............     366       552      154      1,087
Janus Research Core Fund(1)..........       5        27        2         20
Janus Research Fund(1)...............      --(3)     --(3)   N/A         --(3)
Janus Short-Term Bond Fund(1)........      15        29      N/A          2
Janus Smart
  Portfolio - Conservative(1)........      --(3)     --(3)   N/A         --(3)
Janus Smart Portfolio - Growth(1)....      --(3)     --(3)   N/A         --(3)
Janus Smart Portfolio - Moderate(1)..      --(3)     --(3)   N/A         --(3)
Janus Triton Fund(1).................       9        15        2          2
Janus Worldwide Fund(1)..............       2         3       --(3)      50
Perkins Large Cap Value Fund(5)......      --(3)      3      N/A         --(3)
Perkins Mid Cap Value Fund(1)........     595       347      104        321
Perkins Small Cap Value Fund(1)......      11        12        5         20


--------

(1) For the period July 6, 2009 to October 31, 2009.
(2) For fiscal year ended July 31, 2009.
(3) Amount is less than $1,000.
(4) September 3, 2008 (effective date) to July 31, 2009.
(5) December 31, 2008 (effective date) to July 31, 2009.


     TRANSFER AGENT. Janus Services, P.O. Box 173375, Denver, Colorado 80207-3375, a wholly-owned subsidiary of Janus Capital, serves as each Fund's transfer agent pursuant to an Amended and Restated Transfer Agency Agreement ("Transfer Agency Agreement") between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, each class of shares of the Funds reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, Janus Services may receive an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing, or arranging for the provision of, administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers and other financial intermediaries for providing these services to their customers who invest in the Funds. Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

     Class D Shares of the Funds pay an annual administrative fee of 0.12% of average daily net assets of Class D Shares to Janus Services. These administrative fees are paid by the Class D Shares of each Fund for shareholder services provided by Janus Services.


     Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing or other shareholder services provided on behalf of the shareholders of the Funds. Janus Services expects to use some or all of this fee to compensate intermediaries for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.



     In addition, for services provided, including, but not limited to, establishing and maintaining shareholder accounts, recording ownership of shares on the Trust's books, mailing shareholder reports, recording reinvestment of dividends and distributions, and coordinating with banks, broker-dealers and other financial intermediaries who represent Fund shareholders, Janus Services may receive from Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, an asset-weighted fee based upon the average proportion of each Fund's total net assets sold directly and the average proportion of each Fund's net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee rate is 0.12% of the average net assets of Class L Shares sold directly to shareholders and 0.25% of the average net assets of Class L Shares sold through financial intermediaries.


     Janus Services intends to continue to provide the same services after implementation of the proposed amended advisory agreements (discussed in Proposals 2, 3 and 4), and the Proposed Subadvisory Agreement (discussed in Proposal 5).


     Fees paid to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and service providers) for the fiscal year or period ended October 31, 2009 or July 31, 2009, as applicable, are shown in the following table.



                                              FEES PAID TO JANUS SERVICES
FUND NAME*                                            ($) (000'S)
----------                                    ---------------------------
INTECH Risk-Managed Core Fund(1)
  Class J Shares(2).........................                          359
  Class S Shares............................                            4
INTECH Risk-Managed Growth Fund(3)
  Class S Shares............................                          100
  Class T Shares............................                           --(4)

                                              FEES PAID TO JANUS SERVICES
FUND NAME*                                            ($) (000'S)
----------                                    ---------------------------
INTECH Risk-Managed International Fund(3)
  Class S Shares............................                            4
  Class T Shares............................                           --(4)
INTECH Risk-Managed Value Fund(3)
  Class S Shares............................                           --(5)
  Class T Shares............................                           --(4)
Janus Balanced Fund(1)
  Class J Shares(2).........................                        5,797
  Class R Shares............................                           32
  Class S Shares............................                          388
Janus Contrarian Fund(1)
  Class J Shares(2).........................                        6,230
  Class R Shares............................                            2
  Class S Shares............................                            4
Janus Enterprise Fund(1)
  Class J Shares(2).........................                        2,527
  Class R Shares............................                           34
  Class S Shares............................                          174
Janus Flexible Bond Fund(1)
  Class J Shares(2).........................                        1,572
  Class R Shares............................                            2
  Class S Shares............................                           55
Janus Forty Fund(3)
  Class R Shares............................                          246
  Class S Shares............................                        5,958
  Class T Shares............................                           --(4)
Janus Fund(1)
  Class J Shares(2).........................                       13,082
  Class R Shares............................                           --(5)
  Class S Shares............................                           69
Janus Global Life Sciences Fund(1)
  Class J Shares(2).........................                        1,037
  Class S Shares............................                           --(5)
Janus Global Opportunities Fund(1)
  Class J Shares(2).........................                          128
  Class S Shares............................                           --(5)
Janus Global Real Estate Fund(3)
  Class S Shares............................                           --(5)
  Class T Shares............................                           --(4)

                                              FEES PAID TO JANUS SERVICES
FUND NAME*                                            ($) (000'S)
----------                                    ---------------------------
Janus Global Research Fund(1)
  Class J Shares(2).........................                          302
  Class S Shares............................                           --(5)
Janus Global Technology Fund(1)
  Class J Shares(2).........................                          941
  Class S Shares............................                           --(5)
Janus Growth and Income Fund(1)
  Class J Shares(2).........................                        6,024
  Class R Shares............................                            1
  Class S Shares............................                           54
Janus High-Yield Fund(1)
  Class J Shares(2).........................                        1,181
  Class R Shares............................                           --(5)
  Class S Shares............................                            4
Janus International Equity Fund(3)
  Class R Shares............................                            1
  Class S Shares............................                            7
  Class T Shares............................                           --(4)
Janus International Forty Fund(3)
  Class S Shares............................                           --(5)
  Class T Shares............................                           --(4)
Janus Long/Short Fund(3)
  Class R Shares............................                           --(5)
  Class S Shares............................                           32
  Class T Shares............................                           --(4)
Janus Modular Portfolio Construction Fund(3)
  Class S Shares............................                           --(6)
  Class T Shares............................                           --(4)
Janus Orion Fund(1)
  Class J Shares(2).........................                        4,518
  Class R Shares............................                            1
  Class S Shares............................                            8
Janus Overseas Fund(1)
  Class J Shares(2).........................                       10,852
  Class R Shares............................                           77
  Class S Shares............................                        1,087
Janus Research Core Fund(1)
  Class J Shares(2).........................                          903
  Class R Shares............................                            1
  Class S Shares............................                           20

                                              FEES PAID TO JANUS SERVICES
FUND NAME*                                            ($) (000'S)
----------                                    ---------------------------
Janus Research Fund(1)
  Class J Shares(2).........................                        4,456
  Class S Shares............................                           --(5)
Janus Short-Term Bond Fund(1)
  Class J Shares(2).........................                        1,172
  Class S Shares............................                            2
Janus Smart Portfolio - Conservative(1)
  Class J Shares(2).........................                          113
  Class S Shares............................                           --(5)
Janus Smart Portfolio - Growth(1)
  Class J Shares(2).........................                          197
  Class S Shares............................                           --(5)
Janus Smart Portfolio - Moderate(1)
  Class J Shares(2).........................                          156
  Class S Shares............................                           --(5)
Janus Triton Fund(1)
  Class J Shares(2).........................                          353
  Class R Shares............................                           --(5)
  Class S Shares............................                            2
Janus Worldwide Fund(1)
  Class J Shares(2).........................                        2,364
  Class R Shares............................                           --(5)
  Class S Shares............................                           50
Perkins Large Cap Value Fund(3)
  Class S Shares............................                           --(7)
  Class T Shares............................                           --(4)
Perkins Mid Cap Value Fund(1)
  Class J Shares(2).........................                       13,780
  Class L Shares(8).........................                          766
  Class R Shares............................                           52
  Class S Shares............................                          321
Perkins Small Cap Value Fund(1)
  Class J Shares(2).........................                        1,055
  Class L Shares(8).........................                        1,520
  Class R Shares............................                            3
  Class S Shares............................                           20



--------

  * Certain Funds do not offer Class R Shares.

(1) For the period July 6, 2009 to October 31, 2009.


(2) Fees for Class J Shares as of October 31, 2009, reflect an asset-weighted fee based upon the average proportion of the Fund's total net assets sold directly and the average proportion of the Fund's total net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee was calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. Effective February 16, 2010, Class D Shares of the Fund commenced operations after the restructuring of the Fund's Class J Shares, the predecessor share class. Class J Shares were subsequently renamed Class T Shares. As of October 31, 2009, Janus Services did not receive any administrative fees from Class D Shares or Class T Shares of the Fund.

(3) For fiscal year ended July 31, 2009.
(4) Class T Shares commenced operations on July 6, 2009. Amount is less than $1,000.
(5) Amount is less than $1,000.

(6) September 3, 2008 (effective date) to July 31, 2009. Amount is less than $1,000.


(7) December 31, 2008 (effective date) to July 31, 2009. Amount is less than $1,000.


(8) Effective July 6, 2009, the Fund's Institutional Shares were renamed Class L Shares. Janus Services has agreed to waive all or a portion of the fees payable by Class L Shares of the Fund. Such waiver is voluntary and could change or be terminated at any time. For the fiscal year ended October 31, 2009, the entire amount reflected was waived.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Based on the Audit Committee's recommendation, the Board of Trustees, all of whom are Independent Trustees, selected PricewaterhouseCoopers LLP ("PWC") as the Trust's independent registered public accounting firm during the Trust's current fiscal years. In accordance with Independence Standards Board Standard No. 1 ("ISB No. 1"), PWC has confirmed to the Trust's Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PWC will be available at the Meeting to answer appropriate questions concerning the Trust's financial statements and will have an opportunity to make a statement if they so choose.

     As the independent registered public accounting firm for the Trust, PWC performs audit services for the Trust, including the audit of the Trust's annual financial statements, reviews of the Trust's annual reports, semiannual reports, quarterly portfolio holdings reports and registration statement amendments. PWC may also provide other audit-related, non-audit and tax-related services to the Funds.

     The Trust's Audit Committee must pre-approve all audit and non-audit services provided by PWC to the Funds. The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of any non-audit services provided by PWC. The policies and procedures require that any audit and non-audit services provided to the Funds by PWC and any non-audit service provided by PWC to Janus Capital and entities controlling, controlled by, or under common control with Janus Capital that provide ongoing services to the Funds (collectively, "Fund Service Providers") that relate directly to the operations and financial reporting of a Fund ("Covered Services") are subject to approval by the Audit Committee before such service is provided. The Chairman of the Audit Committee (or, in his absence, any Audit Committee member) is authorized to grant such pre-approval in the interim between regularly scheduled meetings of the Audit Committee. In such case, the Chairman must report the pre-approval to the Audit Committee no later than its next meeting.

     Pre-approval of non-audit services provided by PWC to the Trust and Fund Service Providers is not required if: (i) the services were not recognized by Janus Capital at the time of the engagement as non-audit services; (ii) for non-audit services provided to the Trust, the aggregate fees paid for all such non-audit services provided to the Trust are no more than 5% of the total fees paid by the Trust to the independent auditor during the fiscal years in which the non-audit services are provided; (iii) for non-audit services provided to Fund Service Providers, the aggregate fees for all such non-audit services provided are no more than 5% of the total fees paid by the Trust and Fund Service Providers during the fiscal years of the Trust in which the non-audit services are provided; and (iv) such services are promptly brought to the attention of the Audit Committee by Janus Capital, and the Audit Committee or its delegate approves them prior to the completion of the audit (the "de minimis exception").


     In circumstances where the Trust's Audit Committee did not pre-approve certain non-audit services that were rendered by PWC to any Fund Service Provider that did not relate directly to the operations and financial reporting of a Janus fund ("Non-Covered Service"), the Trust's Audit Committee will consider whether the provision of the such non-audit service by PWC is compatible with maintaining PWC's independence in auditing the Funds, taking into account representations from PWC, in accordance with ISB No. 1, regarding its independence from the Funds and their related entities. There were no non-audit services provided to a Fund Service Provider by PWC that were not pre-approved by the Audit Committee.


     Audit Fees. In each of the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate Audit Fees billed by PWC for professional services rendered for the audits of the financial statements of each Fund, or services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for those fiscal years for the Trust, are shown in the table below.

 2009(A)     2008(A)
--------    --------
$890,255    $503,825


--------

(A) Aggregate amounts may reflect rounding.

     Audit-Related Fees. In each of the fiscal years ended October 31, 2009 and October 31, 2008, there were no Audit-Related Fees billed by PWC for services rendered for assurance and related services to each Fund that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees.

     In each of the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate Audit-Related Fees that were billed by PWC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations of the

Audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.

 2009(A)     2008(A)
--------    --------
$158,971    $299,768


--------

(A) Aggregate amounts may reflect rounding.

     Fees included in the audit-related category consist of assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions and semiannual financial statement and proxy statement disclosure review.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     Tax Fees. In each of the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate Tax Fees billed by PWC for professional services rendered for tax compliance, tax advice, corporate actions review, and tax planning for the Funds are shown in the table below.

 2009(A)     2008(A)
--------    --------
$130,240    $275,440


--------

(A) Aggregate amounts may reflect rounding.

     In each of the fiscal years ended October 31, 2009 and October 31, 2008, the aggregate Tax Fees billed by PWC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the Funds are shown in the table below.


2009    2008
----    ----
 $0      $0





     Fees included in the Tax Fees category consist of all services performed by professional staff of PWC's tax division, except those services related to the audit. Typically, this category includes fees for tax compliance, tax planning, and tax advice. Tax fees include amounts for tax advice related to mergers and acquisitions and requests for ruling or technical advice from taxing authorities.

     No amounts were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and

October 31, 2008 for the Trust, on behalf of the Fund Service Providers, that relate directly to the operations and financial reporting of each Fund.

     All Other Fees. In each of the fiscal years ended October 31, 2009 and October 31, 2008, there were no Other Fees billed by PWC for other non-audit services rendered to the Funds.

     In each of the fiscal years ended October 31, 2009 and October 31, 2008, there were no Other Fees billed by PWC that were required to be approved by the Audit Committee for other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds.

     No amounts were approved by the Audit Committee pursuant to the de minimis exceptions for the fiscal years ended October 31, 2009 and October 31, 2008 for the Trust. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2009 and October 31, 2008 for the Trust, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

     For the fiscal years ended October 31, 2009 and October 31, 2008 for the Trust, the aggregate fees billed by PWC of $0 and $0, respectively, for non-audit services rendered on behalf of the Funds, Janus Capital and Fund Service Providers relating to Covered and Non-Covered Services are shown in the table below.

       2009(A)                  2008(A)
---------------------   ----------------------
COVERED   NON-COVERED    COVERED   NON-COVERED
SERVICES    SERVICES    SERVICES     SERVICES
--------  -----------   --------   -----------
   $0          $0          $0           $0


--------

(A) Aggregate amounts may reflect rounding.

                    ADDITIONAL INFORMATION ABOUT THE MEETINGS

QUORUM AND VOTING

     Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder's name as of the Record Date. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.


     Thirty percent of the shares entitled to vote of (i) all Funds (Proposal
1), and (ii) the applicable Fund (all classes of a Fund voting together) (Proposals 2, 3, 4 and 5) shall be a quorum for the transaction of business by that Fund at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at a Meeting, with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a proposal will require the affirmative vote of the holders of a majority of the shares of the applicable Fund or Funds, present in person or by proxy at the Meeting. If quorum is not present, the persons named as proxies will vote the proxies for a Fund (excluding broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interest of shareholders of the Fund.


     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at each Meeting in determining whether a quorum is present, but do not represent votes cast with respect to adjournment or a proposal. For purposes of voting on a proposal, abstentions and "broker non-votes" will not be counted in favor of, but will have no other effect on Proposal 1, for which the required vote is a plurality (the greatest number) of votes cast. For all other Proposals, and assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against the Proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

PROPOSAL 1: ELECTION OF TRUSTEES

     Shareholders of each Fund will vote together. The presence in person or by proxy of the holders of record of 30% of the Funds' aggregate total shares outstanding and entitled to vote constitutes a quorum at the Meeting with respect to this Proposal.


PROPOSAL 2: APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY
            AGREEMENT - PERFORMANCE FEE


     Shareholders of Janus Forty Fund, Janus Fund, Janus Global Opportunities Fund, Janus Overseas Fund and Janus Twenty Fund will vote separately on Proposal 2 (all classes of a Fund voting together). The presence in person or by proxy of the holders of record of 30% of each applicable Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this Proposal. Approval of the Proposal will require the affirmative vote of a 1940 Act Majority of a Fund's shareholders eligible to vote at the Meeting.


PROPOSAL 3: APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY
            AGREEMENT - BENCHMARK CHANGE


     Shareholders of Janus Global Real Estate Fund (all classes of the Fund voting together) will vote on Proposal 3. The presence in person or by proxy of the holders of record of 30% of the Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this Proposal. Approval of the Proposal will require the affirmative vote of a 1940 Act Majority of the Fund's shareholders eligible to vote at the Meeting.


PROPOSAL 4: APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT



     Shareholders of Janus Global Opportunities Fund will vote on Proposal 4 (all classes of the Fund voting together). The presence in person or by proxy of the holders of record of 30% of the Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this Proposal. Approval of the Proposal will require the affirmative vote of a 1940 Act Majority of the Fund's shareholders eligible to vote at the Meeting.



PROPOSAL 5: APPROVE A SUBADVISORY AGREEMENT



     Shareholders of Janus Global Opportunities Fund will vote on Proposal 5 (all classes of the Fund voting together). The presence in person or by proxy of the holders of record of 30% of the Fund's shares outstanding and entitled to vote at the Meeting constitutes a quorum with respect to this Proposal. Approval of the Proposal will require the affirmative vote of a 1940 Act Majority of the Fund's shareholders eligible to vote at the Meeting.


SHARE OWNERSHIP


     The number of outstanding shares and net assets of each class of each Fund, as applicable, as of the close of business on the Record Date, is included in Appendix K to this Proxy Statement.



     Beneficial owners of 5% or more of the outstanding shares of each class of each Fund are provided in Appendix L to this Proxy Statement. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of any class of a Fund except as stated in Appendix L. To the best knowledge of the Trust, entities shown as owning 25% or more of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.


     As of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of each Fund.

SOLICITATION OF PROXIES

     The cost of preparing, printing, and mailing the proxy card(s) and this Proxy Statement, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be allocated between Janus Capital and the Funds. Janus Capital will pay the costs associated with engagement of the solicitor and solicitation of proxies for Proposals 1, 3, 4 and 5. Solicitation of proxies related to Proposal 2 will be borne by those Funds voting on that Proposal, pursuant to a methodology agreed upon by the Trustees and Janus Capital. In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, or by any other means available.


     Janus Capital has engaged D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to assist in the solicitation of proxies for the Janus funds, at an estimated cost of $4.7 million, plus expenses. Among other things, D.F. King will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.



     Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus Capital or the Funds voting on Proposal 2 for their expenses, to the extent that Janus Capital or those Funds would have directly borne those expenses.



     As the date of the Meetings approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of D.F. King. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.



     In all cases where a telephonic proxy is solicited, the D.F. King representative is required to ask for certain identifying information from each shareholder. Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder's instructions on the proposal(s). Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read any recommendation set forth in this Proxy Statement. The representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-800-825-0898 immediately if his or her instructions are not accurately reflected in the confirmation.


     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.


     If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact D.F. King at 1-800-825-0898. Any proxy given by a shareholder is revocable until voted at the Meeting.


     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted "FOR" the proposal(s), as described in this Proxy Statement.

     Shares Held by Accounts of Insurance Companies. Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

FUND TRANSACTIONS


     All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of the Fund by Janus Capital or its agent. INTECH Investment Management LLC, subadviser to INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund and INTECH Risk-Managed Value Fund, has authority to place trades on behalf of those Funds. With respect to Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund, Janus Capital places portfolio transactions solely upon the direction of those Funds' subadviser, Perkins Investment Management LLC. The Funds do not allocate portfolio transactions to broker-dealers on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of a Fund may execute transactions for the Fund and receive brokerage commissions.


     During the most recent fiscal year, no Fund paid any commissions to a broker-dealer affiliated with Janus Capital.

LEGAL MATTERS


     Information regarding material pending legal proceedings involving Janus Capital or the Trust is attached as Appendix M to this Proxy Statement.


SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     The Funds are not required, and do not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus Capital and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust is obligated to hold a meeting of shareholders to elect Trustees. Shareholder meetings may be called from time to time as described in the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Trust.


     Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.


     A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meetings, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meetings must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


     The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE FUNDS' MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687 (OR 1-800-525-3713 IF YOU HOLD SHARES DIRECTLY WITH JANUS CAPITAL), VIA THE INTERNET AT JANUS.COM/INFO (OR JANUS.COM/REPORTS IF YOU HOLD SHARES DIRECTLY WITH JANUS CAPITAL), OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.


     To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of each report or this Proxy Statement to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds' transfer agent, Janus Services, at 1-800-525-3713 or notify the Funds' transfer agent in writing at P.O. Box 173375, Denver, Colorado 80207-3375.

OTHER MATTERS TO COME BEFORE THE MEETINGS

     The Board of Trustees is not aware of any matters that will be presented for action at the Meetings other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

     PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                        By order of the Board of Trustees,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Investment Fund

                               LIST OF APPENDICES



APPENDIX A:  NOMINATING AND GOVERNANCE COMMITTEE CHARTER
APPENDIX B:  NOMINEE OWNERSHIP
APPENDIX C:  PRINCIPAL OFFICERS OF THE TRUST AND THEIR
             PRINCIPAL OCCUPATIONS
APPENDIX D:  FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY
             AGREEMENT (PERFORMANCE-BASED FEES)
APPENDIX E:  OTHER FUNDS MANAGED BY JANUS CAPITAL WITH
             SIMILAR INVESTMENT OBJECTIVES
APPENDIX F:  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
             JANUS CAPITAL AND PERKINS AND THEIR PRINCIPAL
             OCCUPATIONS
APPENDIX G:  FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY
             AGREEMENT (BENCHMARK CHANGE)
APPENDIX H:  FORM OF SUB-ADVISORY AGREEMENT
APPENDIX I:  FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY
             AGREEMENT (ENGAGING A SUBADVISER)
APPENDIX J:  OTHER FUNDS MANAGED BY PERKINS WITH SIMILAR
             INVESTMENT OBJECTIVES
APPENDIX K:  NUMBER OF OUTSTANDING SHARES AND NET ASSETS
APPENDIX L:  5% BENEFICIAL OWNERS OF OUTSTANDING SHARES
APPENDIX M:  LEGAL MATTERS

                                                                      APPENDIX A

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

                               JANUS ASPEN SERIES
                              JANUS INVESTMENT FUND

    (Adopted December 5, 2000; Revised December 10, 2001; December 10, 2002;
        September 16, 2003; March 16, 2004; June 15, 2004; June 14, 2005;
                   June 14, 2006; June 20, 2008; July 6, 2009)

I. PURPOSE

     The Nominating and Governance Committee (the "Committee") is a committee of the Board of Trustees ("Trustees") of each of Janus Aspen Series and Janus Investment Fund (each a "Trust" and, together, the "Trusts"). Its primary functions are to:

     - identify and recommend individuals for Trustee membership,

     - consult with management and the Chairman of the Trustees in planning Trustee meetings, and

     - oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the "Procedures and Guidelines") adopted by the Trusts as in effect from time to time.

II. COMPOSITION

     The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not "interested persons" of the Trusts, as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and who meet the standards for independence set forth in the Procedures and Guidelines.

     The members and Chair of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III. MEETINGS

     The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the servicing agents to attend meetings and provide pertinent information as appropriate.

IV. RESPONSIBILITIES AND DUTIES

     In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts' separation of duties and responsibilities among the investment adviser, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

A. Trustee Nominations, Elections, and Training

     The Committee shall:

          1. Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate's qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

               (a) The candidate's knowledge in matters related to the investment company industry;

               (b) The candidate's relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

               (c) The candidate's educational background;

               (d) The candidate's reputation for high ethical standards and personal and professional integrity;

               (e) Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees' existing mix of skills and qualifications;

               (f) The candidate's willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

               (g) The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

               (h) If the nomination is for an "independent" trustee, the candidate must not be considered an "interested" person of the Fund, Janus Capital Management LLC ("Janus Capital") or any sub-adviser to a Fund, as defined under the 1940 Act;

               (i) The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and

               (j) Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

          Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts' Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders ("Shareholder Nomination Procedures") attached as Appendix 1. The Trusts' Secretary will forward all such recommendations to the Chairman of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

          The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. The Committee shall be empowered to use Trust assets to retain consultants and other professionals to assist in the process of evaluating candidates. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

          The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

          2. Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

          3. Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

B. Committee Nominations and Functions

     The Committee shall:

          1. Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

          2. Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

C. Governance Oversight

     The Committee shall:

          1. Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

          2. Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chairman of the Trustees, as described in each Trust's Declaration of Trust or Trust Instrument, or by-laws. The Chairman of the Trustees may perform the following functions:

               (a) Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

               (b) Coordinate the Trustees' use of outside resources, including consultants or other professionals;

               (c) Coordinate an annual schedule of portfolio reports to the Trustees;

               (d) Conduct the Trustee meetings;

               (e) Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

               (f) Perform such other duties as the Independent Trustees may determine from time to time.

          3. Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

D. Trustee Meeting Planning

     The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

E. Other Responsibilities and Duties

     The Committee shall:

          1. Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

          2. Authorize and oversee investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation. Janus Capital will report the use of Trust assets for such purpose quarterly to the Trustees.

          3. Review this Charter at least annually and recommend changes, if any, to the Trustees.

          4. Perform any other activities consistent with this Charter, each Trust's Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or the Trustees deem necessary or appropriate.

          5. Maintain minutes of its meetings and report to the Trustees.

                                                                      APPENDIX 1

                              JANUS INVESTMENT FUND
                               JANUS ASPEN SERIES
              (EACH A "TRUST," AND TOGETHER, THE "TRUSTS," AND EACH
                          SERIES OF A TRUST, A "FUND")

               PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES
                            SUBMITTED BY SHAREHOLDERS

                 (ADOPTED MARCH 16, 2004; REVISED JULY 6, 2009)

     The Trusts' Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

     A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

          1. A shareholder of a Fund who wishes to nominate a candidate for election to a Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust ("Shareholder Recommendation").

          2. The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

          3. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

     Unless otherwise specified by the Committee chairman (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chairman (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

     Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

                                                                      APPENDIX B

                                NOMINEE OWNERSHIP

     The following table sets forth, as of December 31, 2009, the dollar range of equity securities beneficially owned by each Trustee and nominee in the Funds, as well as the aggregate dollar range of equity securities beneficially owned by the Trustees and nominees in all mutual funds advised by Janus Capital and overseen or to be overseen by the Trustees and nominees (52 funds as of December 31, 2009).


                                                                                         AGGREGATE DOLLAR
                                                                                         RANGE OF EQUITY
                                                                                        SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY
                                                                                         TRUSTEE IN JANUS
NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                     FUNDS
---------------            ---------------------------------------------------------  ---------------------
INDEPENDENT TRUSTEES
William F. McCalpin......  INTECH Risk-Managed Core Fund             $10,001-$50,000          Over $100,000
                           Janus Balanced Fund                       $10,001-$50,000
                           Janus Contrarian Fund                     $10,001-$50,000
                           Janus Enterprise Fund                     $10,001-$50,000
                           Janus Global Life Sciences Fund                $1-$10,000
                           Janus Global Research Fund                $10,001-$50,000
                           Janus Global Technology Fund                   $1-$10,000
                           Janus Money Market Fund                  $50,001-$100,000
                           Janus Overseas Fund                       $10,001-$50,000
                           Janus Smart Portfolio - Growth            $10,001-$50,000
                           Janus Worldwide Fund                           $1-$10,000
                           Perkins Mid Cap Value Fund                $10,001-$50,000
Jerome S. Contro.........  Janus Flexible Bond Fund                    Over $100,000          Over $100,000(1)
                           Janus Government Money Market Fund          Over $100,000
                           Janus High-Yield Fund                       Over $100,000
                           Janus Long/Short Fund                       Over $100,000
                           Janus Overseas Fund                      $50,001-$100,000
                           Janus Research Core Fund                 $50,001-$100,000
                           Janus Smart                                 Over $100,000
                           Portfolio - Conservative
                           Perkins Mid Cap Value Fund               $50,001-$100,000
John W. McCarter, Jr.....  INTECH Risk-Managed Core Fund             $10,001-$50,000          Over $100,000
                           Janus Contrarian Fund                     $10,001-$50,000
                           Janus Enterprise Fund                     $10,001-$50,000
                           Janus Fund                                $10,001-$50,000
                           Janus Growth and Income Fund             $50,001-$100,000
                           Janus High-Yield Fund                    $50,001-$100,000
                           Janus Orion Fund                         $50,001-$100,000
                           Janus Overseas Fund                       $10,001-$50,000
                           Janus Research Core Fund                 $50,001-$100,000
                           Janus Research Fund                       $10,001-$50,000
Dennis B. Mullen.........  Janus Contrarian Fund                       Over $100,000          Over $100,000(1)
                           Janus Enterprise Fund                       Over $100,000
                           Janus Forty Fund                         $50,001-$100,000
                           Janus Fund                               $50,001-$100,000
                           Janus Global Life Sciences Fund             Over $100,000
                           Janus Global Research Fund                  Over $100,000
                           Janus Global Technology Fund                Over $100,000

                                                                                         AGGREGATE DOLLAR
                                                                                         RANGE OF EQUITY
                                                                                        SECURITIES IN ALL
                                                                                      REGISTERED INVESTMENT
                                                                                      COMPANIES OVERSEEN BY
                                                                                         TRUSTEE IN JANUS
NAME OF TRUSTEE            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS                     FUNDS
---------------            ---------------------------------------------------------  ---------------------
                           Janus Orion Fund                            Over $100,000
                           Janus Overseas Fund                         Over $100,000
                           Janus Research Fund                         Over $100,000
                           Janus Triton Fund                           Over $100,000
                           Janus Twenty Fund                        $50,001-$100,000
                           Janus Worldwide Fund                     $50,001-$100,000
James T. Rothe...........  INTECH Risk-Managed Core Fund             $10,001-$50,000          Over $100,000
                           Janus Contrarian Fund                       Over $100,000
                           Janus Enterprise Fund                    $50,001-$100,000
                           Janus Flexible Bond Fund                  $10,001-$50,000
                           Janus Global Research Fund               $50,001-$100,000
                           Janus Money Market Fund                  $50,001-$100,000
                           Janus Orion Fund                         $50,001-$100,000
                           Janus Smart                              $50,001-$100,000
                           Portfolio - Conservative
William D. Stewart.......  INTECH Risk-Managed Core Fund            $50,001-$100,000          Over $100,000
                           Janus Flexible Bond Fund                       $1-$10,000
                           Janus Global Research Fund                $10,001-$50,000
                           Janus Money Market Fund                     Over $100,000
                           Janus Overseas Fund                         Over $100,000
                           Janus Smart Portfolio - Growth                 $1-$10,000
                           Janus Smart Portfolio - Moderate          $10,001-$50,000
Martin H. Waldinger......  Janus Contrarian Fund                       Over $100,000          Over $100,000(1)
                           Janus Global Research Fund                  Over $100,000
                           Janus Overseas Fund                         Over $100,000
                           Janus Research Core Fund                    Over $100,000
Linda S. Wolf............  Janus Fund                                  Over $100,000          Over $100,000(1)
                           Janus Global Research Fund                  Over $100,000
                           Janus Growth and Income Fund                Over $100,000
                           Janus Overseas Fund                         Over $100,000
                           Janus Twenty Fund                           Over $100,000
TRUSTEE NOMINEES
John H. Cammack(2).......  Janus Global Life Sciences Fund                $1-$10,000          Over $100,000
                           Janus Global Research Fund                     $1-$10,000
                           Janus Global Technology Fund                   $1-$10,000
                           Janus Short-Term Bond Fund               $50,001-$100,000
                           Janus Triton Fund                              $1-$10,000
John P. McGonigle........  Janus Overseas Fund                         Over $100,000          Over $100,000


--------

(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.
(2) Ownership is as of February 8, 2010.

                                                                      APPENDIX C


                       PRINCIPAL OFFICERS OF THE TRUST AND

                           THEIR PRINCIPAL OCCUPATIONS


                                                  TERM OF OFFICE*
NAME, ADDRESS,                 POSITIONS HELD      AND LENGTH OF        PRINCIPAL OCCUPATIONS
AND AGE                        WITH THE TRUST       TIME SERVED       DURING THE PAST FIVE YEARS
--------------              -------------------   ---------------   -----------------------------
Andrew Acker.............   Executive Vice        5/07-Present      Vice President and Research
151 Detroit Street          President and                           Analyst of Janus Capital, and
Denver, CO 80206            Portfolio Manager                       Portfolio Manager for other
DOB: 1972                   Janus Global Life                       Janus accounts.
                            Sciences Fund

William Bales............   Executive Vice        2/97-Present      Vice President of Janus
151 Detroit Street          President and                           Capital and Portfolio Manager
Denver, CO 80206            Portfolio Manager                       for other Janus accounts.
DOB: 1968                   Janus Venture Fund

Patrick Brophy...........   Executive Vice        11/07-Present     Portfolio Manager for other
151 Detroit Street          President and                           Janus accounts. Formerly,
Denver, CO 80206            Portfolio Manager                       Principal at THK Associates,
DOB: 1965                   Janus Global Real                       Inc. (market economics and
                            Estate Fund                             land planning firm) (1990-
                                                                    2005).

Jonathan D. Coleman......   Executive Vice        11/07-Present     Co-Chief Investment Officer
151 Detroit Street          President and Co-                       and Executive Vice President
Denver, CO 80206            Portfolio Manager                       of Janus Capital, and
DOB: 1971                   Janus Fund                              Portfolio Manager for other
                                                                    Janus accounts. Formerly,
                                                                    Portfolio Manager (2002-2007)
                                                                    for Janus Enterprise Fund and
                                                                    Vice President (1998-2006) of
                                                                    Janus Capital.

David C. Decker..........   Executive Vice        9/96-Present      Vice President of Janus
151 Detroit Street          President and                           Capital and Portfolio Manager
Denver, CO 80206            Portfolio Manager                       for other Janus accounts.
DOB: 1966                   Janus Contrarian
                            Fund

                            Executive Vice        8/06-Present
                            President and Co-
                            Portfolio Manager
                            Janus Long/Short
                            Fund

Brian Demain.............   Executive Vice        11/07-Present     Vice President of Janus
151 Detroit Street          President and                           Capital. Formerly, Assistant
Denver, CO 80206            Portfolio Manager                       Portfolio Manager (2004-2007)
DOB: 1977                   Janus Enterprise                        of Janus Enterprise Fund and
                            Fund                                    Analyst (1999-2007) for Janus
                                                                    Capital.

John Eisinger............   Executive Vice        1/08-Present      Portfolio Manager for other
151 Detroit Street          President and                           Janus accounts. Formerly,
Denver, CO 80206            Portfolio Manager                       Research Analyst (2003-2007)
DOB: 1977                   Janus Orion Fund                        for Janus Capital.

                                                  TERM OF OFFICE*
NAME, ADDRESS,                 POSITIONS HELD      AND LENGTH OF        PRINCIPAL OCCUPATIONS
AND AGE                        WITH THE TRUST       TIME SERVED       DURING THE PAST FIVE YEARS
--------------              -------------------   ---------------   -----------------------------

James P. Goff............   Executive Vice        2/05-Present      Vice President and Director
151 Detroit Street          President                               of Research of Janus Capital.
Denver, CO 80206            Janus Global
DOB: 1964                   Research Fund

                            Executive Vice        2/06-Present
                            President
                            Janus Research Fund

                            Executive Vice        11/07-Present
                            President
                            Janus Research Core
                            Fund

Jason Groom..............   Executive Vice        5/07-Present      Vice President and Research
151 Detroit Street          President and Co-                       Analyst of Janus Capital, and
Denver, CO 80206            Portfolio Manager                       Portfolio Manager for other
DOB: 1969                   Janus Short-Term                        Janus accounts.
                            Bond Fund

Gregory R. Kolb..........   Executive Vice        5/05-Present      Portfolio Manager for other
151 Detroit Street          President and                           Janus accounts. Formerly,
Denver, CO 80206            Portfolio Manager                       Assistant Portfolio Manager
DOB: 1976                   Janus Global                            (2004-2006) for Janus
                            Opportunities Fund                      Worldwide Fund and Analyst
                                                                    (2001-2005) for Janus Capital
                                                                    Corporation.

Brent A. Lynn............   Executive Vice        1/01-Present      Vice President of Janus
151 Detroit Street          President and                           Capital.
Denver, CO 80206            Portfolio Manager
DOB: 1964                   Janus Overseas Fund

Chad Meade...............   Executive Vice        7/06-Present      Research Analyst of Janus
151 Detroit Street          President and Co-                       Capital.
Denver, CO 80206            Portfolio Manager
DOB: 1977                   Janus Triton Fund

Marc Pinto...............   Executive Vice        5/05-Present      Vice President of Janus
151 Detroit Street          President and Co-                       Capital and Portfolio Manager
Denver, CO 80206            Portfolio Manager                       for other Janus accounts.
DOB: 1961                   Janus Balanced Fund

                            Executive Vice        11/07-Present
                            President and
                            Portfolio Manager
                            Janus Growth and
                            Income Fund

Daniel Riff..............   Executive Vice        11/07-Present     Portfolio Manager for other
151 Detroit Street          President and Co-                       Janus accounts. Formerly,
Denver, CO 80206            Portfolio Manager                       Analyst (2003-2007) for Janus
DOB: 1972                   Janus Fund                              Capital.

                            Co-Portfolio          8/06-Present
                            Manager
                            Janus Long/Short
                            Fund

                                                  TERM OF OFFICE*
NAME, ADDRESS,                 POSITIONS HELD      AND LENGTH OF        PRINCIPAL OCCUPATIONS
AND AGE                        WITH THE TRUST       TIME SERVED       DURING THE PAST FIVE YEARS
--------------              -------------------   ---------------   -----------------------------

Ron Sachs................   Executive Vice        1/08-Present      Vice President of Janus
151 Detroit Street          President and                           Capital and Portfolio Manager
Denver, CO 80206            Portfolio Manager                       for other Janus accounts.
DOB: 1967                   Janus Twenty Fund                       Formerly, Portfolio Manager
                                                                    (2000-2007) for Janus Orion
                                                                    Fund and Portfolio Manager
                                                                    (2005-2006) for Janus Triton
                                                                    Fund.

                            Executive Vice        1/08-Present
                            President and
                            Portfolio Manager
                            Janus Forty Fund

Laurent Saltiel..........   Executive Vice        11/06-Present     Vice President of Janus
151 Detroit Street          President and                           Capital and Portfolio Manager
Denver, CO 80206            Portfolio Manager                       for other Janus accounts.
DOB: 1969                   Janus International                     Formerly, Research Analyst
                            Equity Fund                             (2002-2009) for Janus
                                                                    Capital.

                            Executive Vice        5/08-Present
                            President and
                            Portfolio Manager
                            Janus International
                            Forty Fund

                            Executive Vice        4/09-Present
                            President and
                            Portfolio Manager
                            Janus Worldwide
                            Fund

Brian A. Schaub..........   Executive Vice        7/06-Present      Portfolio Manager for other
151 Detroit Street          President and Co-                       Janus accounts and Research
Denver, CO 80206            Portfolio Manager                       Analyst of Janus Capital.
DOB: 1978                   Janus Triton Fund

Daniel Scherman..........   Executive Vice        9/08-Present      Senior Vice President of
151 Detroit Street          President and                           Janus Capital and Portfolio
Denver, CO 80206            Portfolio Manager                       Manager for other Janus
DOB: 1961                   Janus Modular                           accounts. Formerly, Vice
                            Portfolio                               President and Director of
                            Construction Fund                       Risk and Trading for Janus
                                                                    Capital (2006), and Senior
                                                                    Quantitative Analyst and
                                                                    Portfolio Manager (2001-2005)
                                                                    for MFS Investment
                                                                    Management.

                            Executive Vice        12/05-Present
                            President and
                            Portfolio Manager
                            Janus Smart
                            Portfolio - Conser-
                            vative,
                            Janus Smart
                            Portfolio - Growth,
                            Janus Smart
                            Portfolio - Moder-
                            ate

                                                  TERM OF OFFICE*
NAME, ADDRESS,                 POSITIONS HELD      AND LENGTH OF        PRINCIPAL OCCUPATIONS
AND AGE                        WITH THE TRUST       TIME SERVED       DURING THE PAST FIVE YEARS
--------------              -------------------   ---------------   -----------------------------

Gibson Smith.............   Executive Vice        12/03-Present     Co-Chief Investment Officer
151 Detroit Street          President and Co-                       and Executive Vice President
Denver, CO 80206            Portfolio Manager                       of Janus Capital; Executive
DOB: 1968                   Janus High-Yield                        Vice President of Janus
                            Fund                                    Distributors LLC and Janus
                                                                    Services LLC; and Portfolio
                                                                    Manager for other Janus
                                                                    accounts. Formerly, Vice
                                                                    President (2003-2006) of
                                                                    Janus Capital.

                            Executive Vice        5/05-Present
                            President and Co-
                            Portfolio Manager
                            Janus Balanced Fund

                            Executive Vice        5/07-Present
                            President and Co-
                            Portfolio Manager
                            Janus Flexible Bond
                            Fund

David Spilsted...........   Executive Vice        9/09-Present      Portfolio Manager for other
151 Detroit Street          President and Co-                       Janus accounts.
Denver, CO 80206            Portfolio Manager
DOB: 1963                   Janus Government
                            Money Market Fund

                            Executive Vice
                            President and Co-
                            Portfolio Manager
                            Janus Money Market
                            Fund

J. Eric Thorderson.......   Executive Vice        2/99-Present      Vice President of Janus
151 Detroit Street          President and Co-                       Capital and Portfolio Manager
Denver, CO 80206            Portfolio Manager                       for other Janus accounts.
DOB: 1961                   Janus Government
                            Money Market Fund

                            Executive Vice        2/04-Present
                            President and Co-
                            Portfolio Manager
                            Janus Money Market
                            Fund

Darrell Watters..........   Executive Vice        5/07-Present      Vice President and Research
151 Detroit Street          President and Co-                       Analyst of Janus Capital and
Denver, CO 80206            Portfolio Manager                       Portfolio Manager for other
DOB: 1963                   Janus Flexible Bond                     Janus accounts.
                            Fund and Janus
                            Short-Term Bond
                            Fund

                            Executive Vice        7/08-Present
                            President and Co-
                            Portfolio Manager
                            Janus High-Yield
                            Fund

                                                  TERM OF OFFICE*
NAME, ADDRESS,                 POSITIONS HELD      AND LENGTH OF        PRINCIPAL OCCUPATIONS
AND AGE                        WITH THE TRUST       TIME SERVED       DURING THE PAST FIVE YEARS
--------------              -------------------   ---------------   -----------------------------

Burton H. Wilson.........   Executive Vice        2/06-Present      Vice President and Assistant
151 Detroit Street          President and                           Director of Research of Janus
Denver, CO 80206 DOB:       Portfolio Manager                       Capital, and Portfolio
1963                        Janus Global                            Manager for other Janus
                            Technology Fund                         accounts. Formerly, Research
                                                                    Analyst (2004-2009) for Janus
                                                                    Capital.

Robin C. Beery...........   President and Chief   4/08-Present      Executive Vice President,
151 Detroit Street          Executive Officer                       Chief Marketing Officer, and
Denver, CO 80206                                                    Head of Intermediary
DOB: 1967                                                           Distribution, Global
                                                                    Marketing and Product of
                                                                    Janus Capital Group Inc. and
                                                                    Janus Capital; Executive Vice
                                                                    President, and Head of
                                                                    Intermediary Distribution,
                                                                    Global Marketing and Product
                                                                    of Janus Distributors LLC and
                                                                    Janus Services LLC; Director
                                                                    of Perkins Investment
                                                                    Management LLC; and Working
                                                                    Director of INTECH Investment
                                                                    Management LLC. Formerly,
                                                                    President (2002-2007) and
                                                                    Director (2000-2007) of The
                                                                    Janus Foundation; President
                                                                    (2004-2006) of Janus Services
                                                                    LLC; and Senior Vice
                                                                    President (2003-2005) of
                                                                    Janus Capital Group Inc. and
                                                                    Janus Capital.

Stephanie Grauerholz-
Lofton...................   Chief Legal Counsel   1/06-Present      Vice President and Assistant
151 Detroit Street          and Secretary                           General Counsel of Janus
Denver, CO 80206                                                    Capital, and Vice President
DOB: 1970                   Vice President        3/06-Present      and Assistant Secretary of
                                                                    Janus Distributors LLC.
                                                                    Formerly, Assistant Vice
                                                                    President of Janus Capital
                                                                    and Janus Distributors LLC
                                                                    (2006).

David R. Kowalski........   Vice President,       6/02-Present      Senior Vice President and
151 Detroit Street          Chief Compliance                        Chief Compliance Officer of
Denver, CO 80206            Officer, and Anti-                      Janus Capital, Janus
DOB: 1957                   Money Laundering                        Distributors LLC, and Janus
                            Officer                                 Services LLC; and Vice
                                                                    President of INTECH
                                                                    Investment Management LLC and
                                                                    Perkins Investment Management
                                                                    LLC. Formerly, Chief
                                                                    Compliance Officer of Bay
                                                                    Isle Financial LLC (2003-
                                                                    2008) and INTECH Investment
                                                                    Management LLC (2003-2005);
                                                                    Vice President of Janus
                                                                    Capital (2000-2005) and Janus
                                                                    Services LLC (2004-2005).

Jesper Nergaard..........   Chief Financial       3/05-Present      Vice President of Janus
151 Detroit Street          Officer                                 Capital. Formerly, Director
Denver, CO 80206                                                    of Financial Reporting for
DOB: 1962                   Vice President,       2/05-Present      OppenheimerFunds, Inc. (2004-
                            Treasurer, and                          2005).
                            Principal
                            Accounting Officer



--------

    * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

                                                                      APPENDIX D

                              JANUS INVESTMENT FUND

                         FORM OF [AMENDED AND RESTATED]
                          INVESTMENT ADVISORY AGREEMENT

                             JANUS [          ] FUND

     THIS [AMENDED AND RESTATED] INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [[]1st day of [February][July], [2006][2010]], between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                                   WITNESSETH:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the Janus [          ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

        (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

        (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

        (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

        (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a [monthly base] fee[, calculated and payable for each day that this Agreement is in effect,] of [1/365][1/12] of 0.64% of the [average] daily closing net asset value of the Fund[ ("Base Fee"), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30, or 31 days, as the case may be.][(1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.]

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

        (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

        (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Declaration of

Trust, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until February 1, [2007][2011], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the amended date and year first above written.

                                        JANUS CAPITAL MANAGEMENT LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        JANUS INVESTMENT FUND

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   [SCHEDULE A
                             PERFORMANCE ADJUSTMENT]


     [Beginning with the Base Fee payable for [JULY 2010] and in [JANUS FUND AND JANUS GLOBAL OPPORTUNITIES FUND - MONTH 13] [JANUS OVERSEAS FUND - MONTH 16] [JANUS FORTY FUND AND JANUS TWENTY FUND - MONTH 19] thereafter, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Class A Shares (waiving the upfront sales load) ("Class") in relation to the cumulative investment record of the Fund's benchmark, the [JANUS FUND - CORE GROWTH INDEX (AS DESCRIBED BELOW)] [JANUS FORTY FUND AND JANUS TWENTY
FUND - RUSSELL 1000(R) GROWTH INDEX] [JANUS GLOBAL OPPORTUNITIES FUND - MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX(SM)] [JANUS OVERSEAS FUND - MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD EX-U.S. INDEX(SM)] (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.]



     [[JANUS FUND - THE INDEX CONSISTS OF AN EQUAL WEIGHTING (BALANCED DAILY) OF TWO BENCHMARK INDICES, THE STANDARD & POOR'S 500(R) INDEX ("S&P 500(R) INDEX") AND THE RUSSELL 1000(R) GROWTH INDEX. THE INDEX PERFORMANCE FOR THE PERFORMANCE PERIOD IS CALCULATED BASED ON THE EQUALLY WEIGHTED TOTAL RETURNS FROM THE RUSSELL 1000(R) GROWTH INDEX (50%) AND THE S&P 500(R) INDEX (50%).]]



     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund's Class A Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of [JANUS FUND - 1/12 OF 0.016667%] [JANUS FORTY FUND AND JANUS TWENTY FUND - 1/12 OF 0.0088235%] [JANUS GLOBAL OPPORTUNITIES FUND AND JANUS OVERSEAS FUND - 1/12 OF 0.0107143%] for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]


     [For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.]

     [The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.]

     [The investment performance of the Class will be the sum of:]

     [(1) the change in the Class' net asset value ("NAV") per share during the Performance Period; plus]

     [(2) the value of the Class' cash distributions per share accumulated to the end of the Performance Period; plus]

     [(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;]

[expressed as a percentage of the Class' NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.]

     [The investment record of the Index will be the sum of:]


     [(1) [FOR ALL FUNDS EXCEPT JANUS FUND] the change in the level of the Index during the Performance Period; plus]

          [[JANUS FUND] the change in the level of the Index during the Performance Period, which is an equal weighting of the change in the level of the underlying indices during the Performance Period; plus]



     [(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index [JANUS FUND - (50% OF THE S&P 500(R) INDEX AND 50% OF THE RUSSELL 1000(R) GROWTH INDEX)] accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.]


[The Trustees have initially designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.]

                                                                      APPENDIX E

                OTHER FUNDS MANAGED BY JANUS CAPITAL WITH SIMILAR
                              INVESTMENT OBJECTIVES


     The following table lists certain information regarding funds with similar investment objectives for which Janus Capital provides investment advisory or subadvisory services. The table shows such fund's asset size as of December 31, 2009, the rate of compensation paid by that fund, and whether Janus Capital has contractually agreed to waive or reduce compensation received from that fund.



                                                                                          CONTRACTUAL
                                                                                          INVESTMENT
                                                                      ASSET SIZE        ADVISORY FEES/            FEE
                                                                         (IN $             BASE FEES          WAIVERS OR
FUND                                          OBJECTIVE                MILLIONS)         (ANNUAL RATE)        REDUCTIONS
----                             -----------------------------------  ----------  --------------------------  ----------
Balanced Portfolio............   Seeks long-term capital growth,        1,686.7                        0.55%       N/A
                                 consistent with preservation of
                                 capital and balanced by current
                                 income.
Enterprise Portfolio..........   Seeks long-term growth of capital.       593.9                        0.64%       N/A
Forty Portfolio...............   Seeks long-term growth of capital.     1,230.3                        0.64%       N/A
Global Life Sciences
  Portfolio*..................   Seeks long-term growth of capital.        17.7                        0.64%       N/A
Global Technology Portfolio...   Seeks long-term growth of capital.       121.2                        0.64%     0.95%(1)
Growth and Income Portfolio*..   Seeks long-term capital growth and        47.1                        0.62%       N/A
                                 current income.
INTECH Risk-Managed Core
  Fund(2).....................   Seeks long-term growth of capital.       309.2                        0.50%(3)  0.89%(4)
INTECH Risk-Managed Growth
  Fund(2).....................   Seeks long-term growth of capital.       854.5                        0.50%     0.90%(4)
INTECH Risk-Managed
  International Fund(2).......   Seeks long-term growth of capital.         8.3                        0.55%     1.00%(4)
INTECH Risk-Managed Value
  Fund(2).....................   Seeks long-term growth of capital.        76.2                        0.50%     0.75%(4)
Janus Aspen Perkins Mid Cap
  Value Portfolio(5)..........   Seeks capital appreciation.              109.4                        0.64%(3)  0.86%(1)
Janus Aspen INTECH Risk-
  Managed Core Portfolio(2)*..   Seeks long-term growth of capital.        18.3                        0.50%(3)  1.10%
Janus Balanced Fund...........   Seeks long-term capital growth,        5,123.6                        0.55%     0.76%(4)
                                 consistent with preservation of
                                 capital and balanced by current
                                 income.
Janus Contrarian Fund.........   Seeks long-term growth of capital.     4,236.0                        0.64%(3)  0.89%(4)
Janus Enterprise Fund.........   Seeks long-term growth of capital.     2,489.6                        0.64%     0.90%(4)
Janus Global Life Sciences
  Fund........................   Seeks long-term growth of capital.       697.7                        0.64%       N/A
Janus Global Real Estate
  Fund........................   Seeks total return through a              18.2                        0.75%(3)  1.25%(4)
                                 combination of capital appreciation
                                 and current income.
Janus Global Research Fund....   Seeks long-term growth of capital.       219.7                        0.64%(3)  1.00%(4)

                                                                                          CONTRACTUAL
                                                                                          INVESTMENT
                                                                      ASSET SIZE        ADVISORY FEES/            FEE
                                                                         (IN $             BASE FEES          WAIVERS OR
FUND                                          OBJECTIVE                MILLIONS)         (ANNUAL RATE)        REDUCTIONS
----                             -----------------------------------  ----------  --------------------------  ----------
Janus Global Technology Fund..   Seeks long-term growth of capital.       792.0                        0.64%       N/A
Janus Growth and Income Fund..   Seeks long-term capital growth and     3,937.0                        0.62%     0.73%(4)
                                 current income.
Janus High-Yield Fund.........   Seeks to obtain high current           1,152.5     First $300 Million 0.65%     0.78%(4)
                                 income. Capital appreciation is a                   Over $300 Million 0.55%
                                 secondary investment objective when
                                 consistent with its primary
                                 investment objective.
Janus International Equity
  Fund........................   Seeks long-term growth of capital.       191.5                        0.68%(3)  1.25%(4)
Janus International Forty
  Fund........................   Seeks long-term growth of capital.         9.0                        0.73%(3)  1.25%(4)
Janus Modular Portfolio
  Construction(R) Fund........   Seeks long-term growth of capital          7.1                        0.07%     0.45%(4)
                                 with a secondary emphasis on
                                 income.
Janus Orion Fund..............   Seeks long-term growth of capital.     3,497.1                        0.64%     0.90%(4)
Janus Portfolio...............   Seeks long-term growth of capital.     2,490.0                        0.64%       N/A
Janus Research Core Fund......   Seeks long-term growth of capital.       630.9                        0.60%     0.66%(4)
Janus Research Fund...........   Seeks long-term growth of capital.     3,110.0                        0.64%(3)    N/A
Janus Smart
  Portfolio - Conservative....   Seeks the highest return over time       126.4                        0.05%     0.40%(6)
                                 consistent with a primary emphasis
                                 on income and a secondary emphasis
                                 on growth of capital.
Janus Smart
  Portfolio - Growth..........   Seeks the highest return over time       206.1                        0.05%     0.45%(6)
                                 consistent with a primary emphasis
                                 on growth of capital and a
                                 secondary emphasis on income.
Janus Smart
  Portfolio - Moderate........   Seeks the highest return over time       179.3                        0.05%     0.39%(6)
                                 consistent with an emphasis on
                                 growth of capital and income.
Janus Triton Fund.............   Seeks long-term growth of capital.       401.3                        0.64%     1.05%(4)
Janus Venture Fund............   Seeks capital appreciation.            1,020.5                        0.64%       N/A
Research Core Portfolio*......   Seeks long-term growth of capital.         8.1                        0.60%       N/A
Janus Worldwide Fund..........   Seeks long-term growth of capital      2,450.6                        0.60%(3)  1.00%(4)
                                 in a manner consistent with the
                                 preservation of capital.
Overseas Portfolio............   Seeks long-term growth of capital.     2,327.1                        0.64%       N/A
Perkins Large Cap Value
  Fund(5).....................   Seeks capital appreciation.               53.8                        0.64%(7)  1.00%(4)
Perkins Mid Cap Value
  Fund(5).....................   Seeks capital appreciation.           11,301.1                        0.64%(3)  0.86%(4)
Perkins Small Cap Value
  Fund(5).....................   Seeks capital appreciation.            1,903.5                        0.72%(7)  0.96%(4)
Worldwide Portfolio...........   Seeks long-term growth of capital        784.4                        0.60%(3)    N/A
                                 in a manner consistent with the
                                 preservation of capital.

                                                                                          CONTRACTUAL
                                                                                          INVESTMENT
                                                                      ASSET SIZE        ADVISORY FEES/            FEE
                                                                         (IN $             BASE FEES          WAIVERS OR
FUND                                          OBJECTIVE                MILLIONS)         (ANNUAL RATE)        REDUCTIONS
----                             -----------------------------------  ----------  --------------------------  ----------
AXA Multimanager Large Cap
  Core Equity Portfolio.......   Seeks long-term capital growth.           88.9     First $100 Million 0.55%       N/A
                                                                                     Next $400 Million 0.50%
                                                                                     Over $500 Million 0.45%
ING Janus Contrarian
  Portfolio...................   Seeks capital appreciation.              565.4     First $100 Million 0.45%       N/A
                                                                                     Next $100 Million 0.40%
                                                                                     Next $200 Million 0.35%
                                                                                    Next $500 Million 0.325%
                                                                                            Thereafter 0.30%
Lincoln Janus Capital
  Appreciation Fund...........   Seeks long-term growth of capital.       384.0     First $250 Million 0.40%       N/A
                                                                                     Next $500 Million 0.35%
                                                                                     Next $750 Million 0.30%
                                                                                     Over $1.5 Billion 0.25%
Maxim Janus Large Cap Growth
  Portfolio ..................   Seeks long-term growth of capital.       344.2     First $250 Million 0.50%       N/A
                                                                                     Next $500 Million 0.45%
                                                                                     Next $750 Million 0.40%
                                                                                     Over $1.5 Billion 0.35%

Met Janus Forty Portfolio.....   Seeks capital appreciation.
                                                                        1,634.5      First $50 Million 0.40%       N/A
                                                                                    Next $100 Million 0.375%
                                                                                     Next $600 Million 0.35%
                                                                                    Over $750 Million 0.325%
Northwestern Mutual Focused
  Appreciation Portfolio......   Seeks long-term growth of capital.       264.8     First $100 Million 0.55%       N/A
                                                                                     Next $400 Million 0.50%
                                                                                     Over $500 Million 0.45%
Northwestern Mutual
  International Growth
  Portfolio...................   Seeks long-term growth of capital.       246.5     First $100 Million 0.50%       N/A
                                                                                     Next $150 Million 0.43%
                                                                                     Over $250 Million 0.37%
Ohio National Aggressive
  Growth Portfolio............   Seeks long-term growth of capital.        27.1     First $100 Million 0.55%       N/A
                                                                                     Next $400 Million 0.50%
                                                                                     Over $500 Million 0.45%
Ohio National Small Cap Growth
  Portfolio ..................   Seeks long-term growth of capital.        22.7     First $150 Million 0.60%       N/A
                                                                                     Over $150 Million 0.50%
Pacific Life Growth LT Fund...   Seeks long-term growth of capital.        83.5      First $25 Million 0.45%       N/A
                                                                                     Next $125 Million 0.40%
                                                                                     Next $850 Million 0.35%
                                                                                       Next $1 Billion 0.30%
                                                                                       Over $2 Billion 0.25%
Pacific Select Focused 30
  Portfolio...................   Seeks long-term growth of capital.       180.1      First $25 Million 0.45%       N/A
                                                                                     Next $125 Million 0.40%
                                                                                     Next $850 Million 0.35%
                                                                                       Next $1 Billion 0.30%
                                                                                       Over $2 Billion 0.25%

                                                                                          CONTRACTUAL
                                                                                          INVESTMENT
                                                                      ASSET SIZE        ADVISORY FEES/            FEE
                                                                         (IN $             BASE FEES          WAIVERS OR
FUND                                          OBJECTIVE                MILLIONS)         (ANNUAL RATE)        REDUCTIONS
----                             -----------------------------------  ----------  --------------------------  ----------
Pacific Select Growth LT
  Portfolio...................   Seeks long-term growth of capital.     1,605.1      First $25 Million 0.45%       N/A
                                                                                     Next $125 Million 0.40%
                                                                                     Next $850 Million 0.35%
                                                                                       Next $1 Billion 0.30%
                                                                                       Over $2 Billion 0.25%
SEI Small/Mid Cap Equity
  Fund........................   Seeks capital appreciation.              217.8                        0.50%       N/A
SEI Small Cap Fund............   Seeks capital appreciation.              136.8                        0.50%       N/A
SEI Small Cap Growth Fund.....   Seeks capital appreciation.               79.7                        0.50%       N/A
SunAmerica Focused
  Series - Focus Growth
  Portfolio...................   Seeks long-term growth of capital.       196.8     First $250 Million 0.40%       N/A
                                                                                     Next $250 Million 0.37%
                                                                                            Thereafter 0.35%
Seasons Series Trust Focused
  Growth Portfolio............   Seeks long-term growth of capital.        25.6     First $250 Million 0.40%       N/A
                                                                                     Next $250 Million 0.37%
                                                                                            Thereafter 0.35%
Seasons Series Trust
  International Equity
  Portfolio...................   Seeks long-term growth of capital.        95.5      First $50 Million 0.50%       N/A
                                                                                     Next $200 Million 0.45%
                                                                                     Next $250 Million 0.40%
                                                                                     Over $500 Million 0.35%
Seasons Series Trust Large Cap
  Growth Portfolio............   Seeks long-term growth of capital.        85.7     First $100 Million 0.55%       N/A
                                                                                     Next $400 Million 0.50%
                                                                                     Over $500 Million 0.45%
Seasons Series Trust Multi-
  Managed Growth Portfolio....   Seeks long-term growth of capital.        38.4     First $100 Million 0.55%       N/A
                                                                                     Next $400 Million 0.50%
                                                                                     Over $500 Million 0.45%
Seasons Series Trust Multi-
  Managed Income/Equity
  Portfolio...................   Seeks conservation of principal           24.5     First $100 Million 0.55%       N/A
                                 while maintaining some potential                    Next $400 Million 0.50%
                                 for long-term growth of capital.                    Over $500 Million 0.45%
Seasons Series Trust Multi-
  Managed Moderate Growth
  Portfolio...................   Seeks long-term growth of capital.        51.5     First $100 Million 0.55%       N/A
                                                                                     Next $400 Million 0.50%
                                                                                     Over $500 Million 0.45%



--------


 (1) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any applicable performance adjustments to management fees, distribution and shareholder servicing fees applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares of Janus Aspen Perkins Mid Cap Value Portfolio, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees. The expense limit is described in the "Management Expenses" section of the respective prospectus.
 (2) Subadvised by INTECH Investment Management LLC.

 (3) Each Fund listed below pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. The table shows the actual amount of the investment advisory fee rate (before fee waivers, if applicable) paid by each Fund as of the end of the fiscal year.



        FUND                                                AS OF DATE   FEE RATE
        ----                                                ----------   --------
        INTECH Risk-Managed Core Fund.....................   10/31/09      0.37%
        Janus Aspen INTECH Risk-Managed Core Portfolio*...   12/31/09      0.39%
        Janus Aspen Perkins Mid Cap Value Portfolio.......   12/31/09      0.77%
        Janus Contrarian Fund.............................   10/31/09      0.70%
        Janus Global Real Estate Fund.....................   07/31/09      0.83%
        Janus Global Research Fund........................   10/31/09      0.75%
        Janus International Equity Fund...................   07/31/09      0.74%
        Janus International Forty Fund....................   07/31/09      0.73%
        Janus Research Fund...............................   10/31/09      0.71%
        Janus Worldwide Fund..............................   10/31/09      0.52%
        Perkins Mid Cap Value Fund........................   10/31/09      0.78%
        Worldwide Portfolio...............................   12/31/09      0.57%




 (4) Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any applicable performance adjustments to management fees, distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least February 16, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees. The expense limit is described in the "Management Expenses" section of the respective prospectus.

 (5) Subadvised by Perkins Investment Management LLC.
 (6) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least February 16, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees. The expense limit is described in the "Management Expenses" section of the respective prospectus.
 (7) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Any applicable performance adjustment began January 1, 2010 for the Fund.

   * The Trustees approved a plan to liquidate and terminate the Portfolio effective on or about April 30, 2010 or at such earlier time as may be authorized by the Trustees.

                                                                      APPENDIX F


                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
            JANUS CAPITAL AND PERKINS AND THEIR PRINCIPAL OCCUPATIONS



Janus Capital


                                                                           POSITION(S) WITH JANUS CAPITAL
NAME                         JANUS CAPITAL/AFFILIATED ENTITY NAME               OR AFFILIATED ENTITY
----                       ----------------------------------------   ----------------------------------------
Timothy K. Armour(1)       Janus Capital Group Inc.                   Interim Chief Executive Officer and
                                                                      Director
                           Janus Capital Management LLC               Interim Chief Executive Officer
                           Janus Management Holdings Corp.            Interim President and Interim Director
                           INTECH Investment Management LLC           Working Director
                           Perkins Investment Management LLC          Director
Robin C. Beery             Janus Capital Group Inc.                   Executive Vice President and Head of
                                                                      Intermediary Distribution, Global
                                                                      Marketing and Product
                           Janus Capital Management LLC               Executive Vice President and Head of
                                                                      Intermediary Distribution, Global
                                                                      Marketing and Product
                           Janus Distributors LLC                     Executive Vice President and Head of
                                                                      Intermediary Distribution, Global
                                                                      Marketing and Product
                           Perkins Investment Management LLC          Director
                           INTECH Investment Management LLC           Working Director
                           The Janus Foundation                       Director
                           Janus Services LLC                         Executive Vice President and Head of
                                                                      Intermediary Distribution, Global
                                                                      Marketing and Product
Gary D. Black(2)           Janus Capital Group Inc.                   Chief Executive Officer and Director
                           Janus Capital Management LLC               Chief Executive Officer
                           Janus Management Holdings Corp.            President and Director
                           Janus Services LLC                         Executive Vice President
                           INTECH Investment Management LLC           Working Director
                           Perkins Investment Management LLC          Director
Daniel P. Charles(3)       Janus Capital Management LLC               Executive Vice President
                           Janus Capital Asia Limited                 Director
                           Janus Capital International Limited        Director
                           Janus Services LLC                         Executive Vice President
                           INTECH Investment Management LLC           Working Director
                           Janus Distributors LLC                     Executive Vice President
Jonathan D. Coleman        Janus Capital Management LLC               Co-Chief Investment Officer and
                                                                      Executive Vice President
Gregory A. Frost           Janus Capital Group Inc.                   Chief Financial Officer and Executive
                                                                      Vice President
                           Janus Capital Management LLC               Chief Financial Officer and Executive
                                                                      Vice President

                                                                           POSITION(S) WITH JANUS CAPITAL
NAME                         JANUS CAPITAL/AFFILIATED ENTITY NAME               OR AFFILIATED ENTITY
----                       ----------------------------------------   ----------------------------------------
                           Janus Capital Asia Limited                 Director
                           Janus Capital International Limited        Director
                           Janus Capital Singapore Pte. Limited       Director
                           The Janus Foundation                       Director
                           Janus Holdings LLC                         Senior Vice President, Controller, and
                                                                      Director
                           Janus International Holding LLC            Executive Vice President, Controller,
                                                                      and Director
                           Janus Management Holdings Corp.            Chief Financial Officer, Executive Vice
                                                                      President, and Director
                           Janus Services LLC                         Chief Financial Officer and Executive
                                                                      Vice President
                           Capital Group Partners, Inc.               Chief Financial Officer, Executive Vice
                                                                      President, and Director
                           INTECH Investment Management LLC           Vice President and Working Director
                           Perkins Investment Management LLC          Executive Vice President and Director
                           Janus Distributors LLC                     Chief Financial Officer and Executive
                                                                      Vice President
Heidi W. Hardin            Janus Capital Management LLC               General Counsel and Senior Vice
                                                                      President
                           Janus Services LLC                         General Counsel and Senior Vice
                                                                      President
                           Perkins Investment Management LLC          Vice President
                           Janus Distributors LLC                     General Counsel and Senior Vice
                                                                      President
Kelley Abbott Howes        Janus Capital Group Inc.                   Chief Administrative Officer, General
                                                                      Counsel, and Executive Vice President
                           Janus Capital Management LLC               Chief Administrative Officer and
                                                                      Executive Vice President
                           Janus Management Holdings Corp.            Chief Administrative Officer, General
                                                                      Counsel, Executive Vice President, and
                                                                      Director
                           Capital Group Partners, Inc.               Director
                           INTECH Investment Management LLC           Vice President
                           Janus Distributors LLC                     Chief Administrative Officer and
                                                                      Executive Vice President
Dominic C. Martellaro(4)   Janus Capital Group Inc.                   Executive Vice President
                           Janus Capital Management LLC               Executive Vice President
                           Janus Capital Funds Plc                    Director
                           Janus Capital Trust Manager Limited        Director
                           Janus Services LLC                         Executive Vice President
                           Janus Distributors LLC                     President
Gibson Smith               Janus Capital Management LLC               Co-Chief Investment Officer and
                                                                      Executive Vice President
                           Janus Services LLC                         Executive Vice President
                           Perkins Investment Management LLC          Director

                                                                           POSITION(S) WITH JANUS CAPITAL
NAME                         JANUS CAPITAL/AFFILIATED ENTITY NAME               OR AFFILIATED ENTITY
----                       ----------------------------------------   ----------------------------------------
Richard M. Weil            Janus Capital Group Inc.                   Chief Executive Officer and Director
                           Janus Capital Management LLC               Chief Executive Officer
                           Janus Management Holdings Corp.            President and Director
                           Janus Services LLC                         Executive Vice President
                           INTECH Investment Management LLC           Working Director
                           Perkins Investment Management LLC          Director



Perkins



                                                                       POSITION(S) WITH JANUS CAPITAL
NAME                      JANUS CAPITAL/AFFILIATED ENTITY NAME              OR AFFILIATED ENTITY
----                    ----------------------------------------  ----------------------------------------
Timothy K. Armour(1)    Perkins Investment Management LLC         Director
Robin C. Beery          Perkins Investment Management LLC         Director
Gary D. Black(2)        Perkins Investment Management LLC         Director
Gregory A. Frost        Perkins Investment Management LLC         Executive Vice President and Director
Heidi W. Hardin         Perkins Investment Management LLC         Vice President
Gibson Smith            Perkins Investment Management LLC         Director
Richard M. Weil         Perkins Investment Management LLC         Director
Ted Hans                Perkins Investment Management LLC         Chief Operating Officer and Chief
                                                                  Compliance Officer
Jeffrey R. Kautz        Perkins Investment Management LLC         Chief Investment Officer
Tom Perkins             Perkins Investment Management LLC         Director
Peter Thompson          Perkins Investment Management LLC         Chairman of the Board and Chief
                                                                  Executive Officer



--------


(1) Effective upon the hiring of Richard Weil, Mr. Armour resigned his positions with Janus Capital Group Inc. and its subsidiaries effective January 31, 2010, although he continues to serve as a director of Janus Capital Group Inc.

(2) Mr. Black resigned his positions with Janus Capital Group Inc. and its subsidiaries effective July 13, 2009.
(3) Mr. Charles resigned his positions with Janus Capital Group Inc. and its subsidiaries effective March 5, 2010.
(4) Mr. Martellaro resigned his positions with Janus Capital Group Inc. and its subsidiaries effective October 31, 2009.

                                                                      APPENDIX G

                              JANUS INVESTMENT FUND

                         [FORM OF AMENDED AND RESTATED]
                          INVESTMENT ADVISORY AGREEMENT

                          JANUS GLOBAL REAL ESTATE FUND

     THIS [AMENDED AND RESTATED] INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [[][6th day of July, 2009, as amended [][1st day of July, 2010],] between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                                   WITNESSETH:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Global Real Estate Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

     1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust"), Amended and Restated Bylaws ("Bylaws"), and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

     3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

     4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

        (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

        (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

        (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

        (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

     5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.75% of the average daily closing net asset value of the Fund ("Base Fee"), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

     6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

     (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

     (b) Rental of offices of the Trust.

     7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Declaration of Trust, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

     9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

     10. Term. This Agreement shall continue in effect until February 1, [2010][2011], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

     13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

     14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

     15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

     16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

     17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the [amended] date and year first above written.

                                        JANUS CAPITAL MANAGEMENT LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        JANUS INVESTMENT FUND

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE A
                             PERFORMANCE ADJUSTMENT

           [COMMENCING WITH THE MONTHLY FEE PAYABLE FOR [JULY 2010])]

     The [monthly fee shall consist of the] Base Fee [shall be][as] adjusted [monthly ]based upon the investment performance of the Fund's Class A Shares (waiving the upfront sales load) ("Class A Shares") and/or the investment performance of the Janus Adviser Global Real Estate Fund's (the "Predecessor Fund") Class A Shares (waiving the upfront sales load) (the "Predecessor Class A Shares," and together with Class A Shares, the "Shares"), as described below, in relation to the cumulative investment record of [the Fund's][one or more] benchmark [indexes][the FTSE EPRA/NAREIT Global Real Estate Index (the "Index"),] over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment") [as described below]. The "Performance Period" is defined as the shorter of (a) the period from December 1, 2007 through the end of the month [preceding the month] for which the fee is being calculated, [and][or] (b) the 36 month period preceding [the end of ]the month for which the fee is being calculated.

     The Base Fee of the Fund shall be adjusted based on the investment performance of Class A Shares commencing on July 6, 2009. For any measurement period prior to July 6, 2009, the Base Fee for the Fund shall be adjusted based on the investment performance of the Predecessor Class A Shares. Therefore, in calculating the Performance Adjustment for any Performance Period that commences prior to July 6, 2009, the investment performance of the Predecessor Class A Shares shall be used, and, for any Performance Period that ends after July 5, 2009, the investment performance of the Class A Shares shall be used for that portion of the period subsequent to that date.

     [The FTSE EPRA/NAREIT Developed Real Estate Index (the "Prior Index") is the benchmark through [June 30, 2010]; and the FTSE EPRA/NAREIT Global Real Estate Index (the "Successor Index") is the benchmark commencing [July 1, 2010]. Therefore, in calculating the Performance Adjustment for any Performance Period that commences prior to [July 1, 2010], the Prior Index shall be used for that portion of the period preceding that date, and, for any Performance Period that ends after [June 30, 2010], the Successor Index shall be used for that portion of the period subsequent to that date.]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Shares and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Shares and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01875% for every full 0.50% increment by which the Shares outperform or underperform the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

     [The Performance Adjustment for any month commencing in [July 2010] shall be derived from the difference between: (1) the positive or negative Total Return of the Shares of the Fund over the Performance Period ending at the end of the next preceding month, less (2) the positive or negative percentage change in the benchmark index over that period (or sum of the percentage changes in the benchmark indexes if two benchmarks are used during that period). If the difference is less than a positive or negative 0.50%, the Fund shall pay the Base Fee for that month, without a Performance Adjustment. If the difference is 0.50% or more, the Fund shall pay the Base Fee plus or minus a Performance Adjustment of 1/12 of 0.01875% for each full positive or negative 0.50% of the Performance Adjustment multiplied by the average daily net assets of the Fund during the Performance Period, provided, however, that a Performance Adjustment for any month shall not exceed 1/12 of 0.15% of the average net assets during the Performance Period.]

     For purposes of computing the Base Fee and [the][any] Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Declaration of Trust, Bylaws and registration statement, each as may be amended from time to time.

     The [investment performance][Total Return] of the Shares will be the sum of:

     (1) the change in [Shares' ][the] net asset value [("NAV") ]per share [of the Shares ("NAV")] during the Performance Period; plus

     (2) the value of the [Shares' ][per share] [cash ]distributions [per share ]accumulated [to][on] the [end of][Shares during] the Performance Period; plus

     (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;

expressed as a percentage of the Shares' NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in the Shares at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The [investment record of the Index][change in the benchmark index or indexes] will be the sum of:

     (1) the change in the level of the [Index][index (or the blended change in the level of the indexes, as applicable)] during the Performance Period; plus

     (2) the value, computed consistently with the [Index][index], of cash distributions made by companies whose securities comprise the [Index][index] accumulated to the end of the Performance Period [(or, as applicable, the value of cash distributions made by companies whose securities comprise the Prior Index, accumulated through [June 30, 2010], plus the value of cash distributions made by companies whose securities comprise the Successor Index, accumulated on or after [July 1, 2010] to the end of the Performance Period, in each computed consistently with the respective index),] expressed as a percentage of the [Index][index] level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the [Index][index] shall be treated as reinvested in the [Index][index] at least as frequently as the end of each calendar quarter following the payment of the dividend.

     The Trustees have designated the Shares to be used for purposes of determining the Performance Adjustment for Performance Periods as described in this Schedule A. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

                                                                      APPENDIX H

                         FORM OF SUB-ADVISORY AGREEMENT

                            PERKINS GLOBAL VALUE FUND
                       (A SERIES OF JANUS INVESTMENT FUND)

     This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of this [1st of July, 2010], by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("Janus") and PERKINS INVESTMENT MANAGEMENT LLC a Delaware limited liability company ("Perkins").

     WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Janus Investment Fund, a Massachusetts business trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Perkins Global Value Fund, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

     WHEREAS, Perkins is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, Janus desires to retain Perkins to furnish investment advisory services with respect to the Fund, and Perkins is willing to furnish such services;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Duties of Perkins. Janus hereby engages the services of Perkins as subadviser in furtherance of the Advisory Agreement. Perkins agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

     (a) Perkins shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Janus with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

     (b) Perkins shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Perkins, and the investment considerations which have given rise to those decisions;

     (c) Perkins shall maintain all books and records required to be maintained by Perkins pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. Perkins hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

     (d) Perkins shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

     (e) Perkins shall provide Janus with such assistance and advice as Janus may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that Janus may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

     (f) At such times as shall be reasonably requested by the Trustees or Janus, Perkins shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
         Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of Perkins; and

     (g) Perkins will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to Perkins as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, Perkins shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by Perkins to Janus, provided, however, that Perkins shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Perkins by Janus.

     2. Further Obligations. In all matters relating to the performance of this Agreement, Perkins shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to Perkins copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

     3. Obligations of Janus. Janus shall have the following obligations under this Agreement:

     (a) To keep Perkins continuously and fully informed (or cause the custodian of the Fund's assets to keep Perkins so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

     (b) To furnish Perkins with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

     (c) To furnish Perkins with any further materials or information which Perkins may reasonably request to enable it to perform its function under this Agreement; and

     (d) To compensate Perkins for its services in accordance with the provisions of Section 4 hereof.

     4. Compensation. Janus shall pay to Perkins for its services under this Agreement a fee equal to 50% of the advisory fee payable to Janus from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus). Fees paid to Perkins shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     5. Expenses. Perkins shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

     6. Representations of Perkins. Perkins hereby represents, warrants and covenants to Janus as follows:

     (a) Perkins: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Janus of the occurrence of any event that would disqualify Perkins from serving as an investment adviser of an investment company pursuant to
         Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Perkins that could have a material adverse effect upon Perkins' ability to fulfill its obligations under this Agreement.

     (b) Perkins has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, to the extent it is a separate Code of Ethics from that of Janus, will provide Janus with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of Perkins shall certify to Janus that Perkins has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Perkins' code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, Perkins shall permit Janus, its employees or its agents to examine the reports required to be made to Perkins by Rule 17j-1(c)(1) and all other records relevant to Perkins' code of ethics.

     (c) Perkins has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.

     7. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until February 1, 2012, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or Perkins, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

     8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 90 days' advance written notice of termination be given to Perkins at its principal place of business. This Agreement may be terminated (i) by Janus at any time, without penalty by giving 90 days' advance written notice of termination to Perkins; (ii) by Perkins at any time, without penalty by giving 90 days' advance notice to Janus and the Trust, unless Janus or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by Janus or the Trust not to exceed 90 days' beyond the initial 90 days' notice period unless otherwise agreed to by Janus, the Trust and Perkins; or (iii) by Janus or the Trust without advance notice if Perkins becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

     9. Assignment. This Agreement shall automatically terminate in the event of its assignment.

     10. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, Perkins or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     11. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

     12. Limitation of Liability of Perkins. Janus will not seek to hold Perkins, and Perkins shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "Perkins" shall include any affiliate of Perkins performing services for the Fund contemplated hereunder and directors, officers and employees of Perkins and such affiliates.

     13. Activities of Perkins. The services of Perkins hereunder are not to be deemed to be exclusive, and Perkins is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Perkins to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Perkins as directors, officers and shareholders of Perkins, that directors, officers, employees and shareholders of Perkins are or may become similarly interested in the Trust, and that Perkins may become interested in the Trust as a shareholder or otherwise.

     14. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Perkins by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of Perkins for any of its duties and responsibilities under this Agreement.

     15. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

     (a) To Janus at:

         Janus Capital Management LLC
         151 Detroit Street
         Denver, Colorado 80206
         Attention: General Counsel
         Phone: (303) 333-3863
         Fax: (303) 316-5728

     (b) To Perkins at:

         Perkins Investment Management LLC
         311 South Wacker Drive, Suite 6000
         Chicago, Illinois 60606
         Attention: President
         Phone: (312) 922-0355
         Fax: (312) 922-0418

     (c) To the Trust at:

         Janus Investment Fund
         151 Detroit Street
         Denver, Colorado 80206
         Attention: Chief Legal Counsel
         Phone: (303) 333-3863
         Fax: (303) 316-5728

         Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

     16. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

                                        JANUS CAPITAL MANAGEMENT LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        PERKINS INVESTMENT
                                        MANAGEMENT LLC

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                      APPENDIX I

                              JANUS INVESTMENT FUND

                         [FORM OF AMENDED AND RESTATED]

                          INVESTMENT ADVISORY AGREEMENT

                         JANUS GLOBAL OPPORTUNITIES FUND

     THIS [AMENDED AND RESTATED] INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [[]1(st)day of July, [2004][2010]], [as amended this 1(st) day of February 2006], between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                              W I T N E S S E T H:

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Global Opportunities Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

          1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund[, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM].

          3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of [or duly appointed subadvisers or affiliates of]) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to the Fund's officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

          4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

               (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

               (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

               (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

               (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

          5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the daily closing net asset value of the Fund (1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

          6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

               (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; [and]

               (b) Rental of offices of the Trust[; and]

               [(c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof].

          7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

          8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

          9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

          10. Term. This Agreement shall continue in effect until February 1, [2007][2011], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and
     (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

          11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

          12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

          13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this

     Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

          14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

          15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

          16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

          17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the amended date and year first above written.


                         JANUS CAPITAL MANAGEMENT LLC

                         By:
                             ------------------------------
                             Name:
                             Title:



                         JANUS INVESTMENT FUND

                         By:
                             ------------------------------
                             Name:
                             Title:

                                                                      APPENDIX J

                   OTHER FUNDS MANAGED BY PERKINS WITH SIMILAR
                              INVESTMENT OBJECTIVES


     The following table lists certain information regarding funds with similar investment objectives for which Perkins provides investment advisory or subadvisory services. The table shows such fund's asset size as of December 31, 2009, the rate of compensation paid by that fund, and whether Perkins has contractually agreed to waive or reduce compensation received from that fund.



                                                                                    CONTRACTUAL
                                                                                    INVESTMENT
                                                                      ASSET SIZE     ADVISORY         FEE
                                                                         (IN $    FEES/BASE FEES  WAIVERS OR
FUND                                             OBJECTIVE             MILLIONS)   (ANNUAL RATE)  REDUCTIONS
----                                  ------------------------------  ----------  --------------  ----------
Janus Aspen Perkins Mid Cap Value
  Portfolio(1).....................   Seeks capital appreciation.         109.4        0.64%(2)      0.86%(3)
Perkins Large Cap Value Fund(1)....   Seeks capital appreciation.          53.8        0.64%(4)      1.00%(5)
Perkins Mid Cap Value Fund(1)......   Seeks capital appreciation.      11,301.1        0.64%(6)      0.86%(5)
Perkins Small Cap Value Fund(1)....   Seeks capital appreciation.       1,903.5        0.72%(4)      0.96%(5)



--------

(1) Subadvised by Perkins Investment Management LLC.

(2) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, as of December 31, 2009, was 0.77%.

(3) Janus Capital has contractually agreed to waive the Portfolio's total annual fund operating expenses (excluding any performance adjustments to management fees, distribution and shareholder servicing fees applicable to Service Shares, the administrative services fee applicable to Service Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees. The expense limit is described in the "Management Expenses" section of the respective prospectus.

(4) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Any applicable performance adjustment began January 1, 2010 for the Fund.

(5) Janus Capital has contractually agreed to waive the Fund's total annual fund operating expenses (excluding any performance adjustments to management fees, distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative fees payable pursuant to the Transfer Agency Agreement applicable to Class D Shares, Class L Shares, Class R Shares, Class S Shares, and Class T Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least February 16, 2011. The contractual waiver may be terminated or modified at any time prior to this date at the discretion of the Board of Trustees. The expense limit is described in the "Management Expenses" section of the respective prospectus.

(6) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. This fee rate, as of October 31, 2009, was 0.78%.

                                                                      APPENDIX K


                   NUMBER OF OUTSTANDING SHARES AND NET ASSETS


     The following table shows, as of the close of business on March 17, 2010, the number of outstanding shares and net assets of each class of each Fund, as applicable:





                                            TOTAL NUMBER
                                              OF SHARES
FUND               SHARE CLASS               OUTSTANDING        NET ASSETS
----      ----------------------------   ------------------   --------------
Janus Balanced Fund
          Class A Shares..............      17,332,524.3250   $  439,726,142
          Class C Shares..............      13,576,058.7020   $  344,153,088
          Class D Shares..............      38,870,809.6120   $  986,152,440
          Class I Shares..............       7,703,270.6520   $  195,354,944
          Class R Shares..............       3,253,603.5380   $   82,478,850
          Class S Shares..............      24,163,853.1960   $  613,036,956
          Class T Shares..............     116,849,844.4620   $2,963,312,056
Janus Contrarian Fund
          Class A Shares..............       5,445,648.5590   $   76,729,188
          Class C Shares..............       4,983,399.1950   $   69,817,423
          Class D Shares..............     159,463,091.7990   $2,250,024,225
          Class I Shares..............       7,142,188.3070   $  100,776,277
          Class R Shares..............         215,420.7940   $    3,028,816
          Class S Shares..............         602,913.0060   $    8,495,044
          Class T Shares..............     135,499,341.1900   $1,911,895,704
Janus Enterprise Fund
          Class A Shares..............       1,619,077.9650   $   81,261,523
          Class C Shares..............         494,449.2860   $   24,677,964
          Class D Shares..............      16,252,179.6460   $  816,672,027
          Class I Shares..............      10,537,636.3570   $  530,148,485
          Class R Shares..............       1,030,192.4860   $   51,561,134
          Class S Shares..............       4,636,643.1320   $  232,481,287
          Class T Shares..............      17,891,519.6150   $  899,048,861
Janus Flexible Bond Fund
          Class A Shares..............      25,394,309.9420   $  267,656,027
          Class C Shares..............      19,107,487.8050   $  201,583,996
          Class D Shares..............      59,331,768.2770   $  625,356,838
          Class I Shares..............      61,047,990.4620   $  643,445,819
          Class R Shares..............         496,974.5120   $    5,243,081
          Class S Shares..............       5,979,628.8300   $   63,085,084
          Class T Shares..............      56,217,721.1140   $  592,534,781

                                            TOTAL NUMBER
                                              OF SHARES
FUND               SHARE CLASS               OUTSTANDING        NET ASSETS
----      ----------------------------   ------------------   --------------
Janus Forty Fund
          Class A Shares..............      30,351,386.8600   $1,007,059,016
          Class C Shares..............      20,907,054.9010   $  666,935,051
          Class I Shares..............      51,188,663.3230   $1,706,118,149
          Class R Shares..............       6,691,337.9520   $  216,063,302
          Class S Shares..............      97,080,253.6760   $3,182,290,715
          Class T Shares..............         164,561.9420   $    5,402,569
Janus Fund
          Class A Shares..............       4,721,658.6510   $  127,815,300
          Class C Shares..............         236,977.5590   $    6,386,545
          Class D Shares..............     182,700,001.8140   $4,947,516,049
          Class I Shares..............       4,681,005.3220   $  126,855,244
          Class R Shares..............          45,609.9160   $    1,231,468
          Class S Shares..............       3,087,947.7640   $   83,559,866
          Class T Shares..............     148,389,828.4742   $4,016,912,657
Janus Global Life Sciences Fund
          Class A Shares..............          31,593.5590   $      713,383
          Class C Shares..............           1,517.1850   $       34,106
          Class D Shares..............      20,537,809.1100   $  464,359,864
          Class I Shares..............         141,204.4300   $    3,194,044
          Class S Shares..............           8,395.8310   $      189,158
          Class T Shares..............      11,352,515.7800   $  256,680,382
Janus Global Opportunities Fund
          Class A Shares..............          25,056.7520   $      291,911
          Class C Shares..............           1,022.3410   $       11,849
          Class D Shares..............       6,766,479.0480   $   79,032,475
          Class I Shares..............           3,195.0460   $       37,063
          Class S Shares..............          57,490.8760   $      673,793
          Class T Shares..............       2,152,302.2900   $   25,138,891
Janus Global Real Estate Fund
          Class A Shares..............         323,371.3170   $    2,751,890
          Class C Shares..............         102,458.0100   $      872,942
          Class D Shares..............         108,369.6510   $      926,561
          Class I Shares..............       2,220,803.0290   $   18,987,866
          Class S Shares..............          61,119.2220   $      520,125
          Class T Shares..............          28,569.3870   $      243,697
Janus Global Research Fund
          Class A Shares..............          11,628.7860   $      148,500
          Class C Shares..............          16,911.0900   $      214,602

                                            TOTAL NUMBER
                                              OF SHARES
FUND               SHARE CLASS               OUTSTANDING        NET ASSETS
----      ----------------------------   ------------------   --------------
          Class D Shares..............       8,743,334.8680   $  111,827,253
          Class I Shares..............       1,019,729.4000   $   13,042,339
          Class S Shares..............             960.7740   $       12,240
          Class T Shares..............       8,557,972.1530   $  109,456,464
Janus Global Technology Fund
          Class A Shares..............          47,830.1200   $      702,624
          Class C Shares..............          24,767.8850   $      362,106
          Class D Shares..............      37,524,748.1970   $  551,989,046
          Class I Shares..............          73,948.1740   $    1,089,996
          Class S Shares..............          12,673.4070   $      185,919
          Class T Shares..............      18,802,855.6320   $  276,590,006
Janus Government Money Market Fund
          Class D Shares..............     210,130,340.6170   $  210,130,341
          Class T Shares..............       4,470,828.2940   $    4,470,828
Janus Growth and Income Fund
          Class A Shares..............         644,235.7330   $   19,024,281
          Class C Shares..............         183,005.0690   $    5,391,329
          Class D Shares..............      64,890,152.7190   $1,918,152,914
          Class I Shares..............       2,015,993.3180   $   59,592,762
          Class R Shares..............          73,538.2950   $    2,171,586
          Class S Shares..............       2,304,857.0710   $   68,131,575
          Class T Shares..............      64,737,180.7480   $1,913,631,063
Janus High-Yield Fund
          Class A Shares..............      11,762,482.8310   $  101,039,728
          Class C Shares..............       8,070,095.4700   $   69,322,120
          Class D Shares..............      28,407,711.9360   $  243,738,168
          Class I Shares..............       6,385,262.7220   $   54,849,407
          Class R Shares..............         172,495.6370   $    1,480,013
          Class S Shares..............         850,164.1820   $    7,311,412
          Class T Shares..............      85,472,719.4100   $  733,355,933
Janus International Equity Fund
          Class A Shares..............       6,821,071.1510   $   72,166,933
          Class C Shares..............       1,941,847.3360   $   20,195,212
          Class D Shares..............          55,294.9130   $      583,914
          Class I Shares..............      11,009,847.9730   $  116,153,896
          Class R Shares..............          76,969.3380   $      807,408
          Class S Shares..............         540,742.6880   $    5,791,354
          Class T Shares..............          62,410.8800   $      656,562

                                            TOTAL NUMBER
                                              OF SHARES
FUND               SHARE CLASS               OUTSTANDING        NET ASSETS
----      ----------------------------   ------------------   --------------
Janus International Forty Fund
          Class A Shares..............         294,549.0880   $    2,403,521
          Class C Shares..............         158,411.3970   $    1,284,716
          Class D Shares..............          50,834.8500   $      417,862
          Class I Shares..............         759,781.8110   $    6,245,406
          Class S Shares..............          79,666.3800   $      651,671
          Class T Shares..............          67,746.7950   $      554,169
Janus Long/Short Fund
          Class A Shares..............       2,977,378.9610   $   29,863,111
          Class C Shares..............       5,000,671.7920   $   49,256,617
          Class I Shares..............       3,653,365.5860   $   36,898,992
          Class R Shares..............          20,707.0990   $      195,268
          Class S Shares..............         189,727.3880   $    1,923,836
          Class T Shares..............         118,967.7980   $    1,202,764
Janus Modular Portfolio Construction Fund
          Class A Shares..............         357,805.8570   $    3,556,590
          Class C Shares..............         272,741.6850   $    2,700,143
          Class I Shares..............         157,232.0450   $    1,569,176
          Class S Shares..............          31,319.2850   $      310,687
          Class T Shares..............           3,527.5310   $       35,169
Janus Money Market Fund
          Class D Shares..............   1,260,995,240.4560   $1,260,995,240
          Class T Shares..............     169,333,142.9180   $  169,333,143
Janus Orion Fund
          Class A Shares..............       2,866,158.5740   $   30,696,558
          Class C Shares..............       1,178,970.2560   $   12,556,033
          Class D Shares..............     202,240,909.4750   $2,170,044,959
          Class I Shares..............       2,883,196.3990   $   30,936,697
          Class R Shares..............         211,916.6940   $    2,265,389
          Class S Shares..............       1,320,062.0390   $   14,137,864
          Class T Shares..............     137,408,084.0130   $1,473,014,661
Janus Overseas Fund
          Class A Shares..............      13,141,950.2780   $  609,655,073
          Class C Shares..............       5,522,474.4930   $  255,193,546
          Class D Shares..............      53,038,846.9140   $2,462,063,274
          Class I Shares..............      17,473,617.9840   $  811,824,292
          Class R Shares..............       2,918,169.6130   $  135,140,435
          Class S Shares..............      37,021,807.7080   $1,716,331,005
          Class T Shares..............     137,247,184.0580   $6,369,641,812

                                            TOTAL NUMBER
                                              OF SHARES
FUND               SHARE CLASS               OUTSTANDING        NET ASSETS
----      ----------------------------   ------------------   --------------
Janus Research Core Fund
          Class A Shares..............         277,541.2640   $    5,542,499
          Class C Shares..............         435,593.6800   $    8,668,314
          Class D Shares..............      16,072,983.6790   $  320,334,565
          Class I Shares..............         270,292.6010   $    5,386,932
          Class R Shares..............          69,407.4180   $    1,383,290
          Class S Shares..............       1,159,669.5800   $   23,135,408
          Class T Shares..............      13,301,587.5920   $  265,100,641
Janus Research Fund
          Class A Shares..............          10,677.8710   $      274,208
          Class C Shares..............           4,676.7970   $      119,539
          Class D Shares..............      69,102,752.6710   $1,775,940,744
          Class I Shares..............       1,992,583.6040   $   51,229,324
          Class S Shares..............             494.9580   $       12,681
          Class T Shares..............      53,992,431.2610   $1,387,605,483
Janus Short-Term Bond Fund
          Class A Shares..............      29,846,516.4240   $   91,927,271
          Class C Shares..............      14,791,274.7670   $   45,557,126
          Class D Shares..............      71,246,636.2720   $  220,152,106
          Class I Shares..............      39,902,359.2070   $  122,899,266
          Class S Shares..............       1,935,212.6830   $    5,960,455
          Class T Shares..............     543,730,408.2730   $1,680,126,962
Janus Smart Portfolio - Conservative
          Class A Shares..............          57,013.6300   $      661,358
          Class C Shares..............          95,588.5710   $    1,104,048
          Class D Shares..............      11,044,362.0300   $  128,335,487
          Class I Shares..............          37,686.2970   $      437,538
          Class S Shares..............           9,980.3110   $      115,772
          Class T Shares..............         792,966.0740   $    9,214,266
Janus Smart Portfolio - Growth
          Class A Shares..............          30,975.8350   $      354,364
          Class C Shares..............          39,013.0010   $      444,358
          Class D Shares..............      17,780,588.7790   $  203,765,547
          Class I Shares..............         163,610.0390   $    1,874,971
          Class S Shares..............           2,034.5210   $       23,255
          Class T Shares..............       1,071,139.9720   $   12,275,264
Janus Smart Portfolio - Moderate
          Class A Shares..............         161,996.9820   $    1,885,645
          Class C Shares..............         145,388.2770   $    1,683,596

                                            TOTAL NUMBER
                                              OF SHARES
FUND               SHARE CLASS               OUTSTANDING        NET ASSETS
----      ----------------------------   ------------------   --------------
          Class D Shares..............      15,688,228.3850   $  182,610,978
          Class I Shares..............         105,647.5990   $    1,229,738
          Class S Shares..............           1,041.3030   $       12,090
          Class T Shares..............         883,801.6670   $   10,287,451
Janus Triton Fund
          Class A Shares..............       1,610,789.0410   $   22,051,702
          Class C Shares..............         643,883.0540   $    8,801,881
          Class D Shares..............      13,359,704.5900   $  182,894,356
          Class I Shares..............       1,066,053.6080   $   14,615,595
          Class R Shares..............         133,200.6470   $    1,828,845
          Class S Shares..............         557,195.7340   $    7,622,438
          Class T Shares..............      18,219,335.9240   $  249,422,709
Janus Twenty Fund
          Class D Shares..............      84,148,744.0150   $5,392,251,516
          Class T Shares..............      70,451,173.0020   $4,513,806,654
Janus Venture Fund
          Class D Shares..............      18,587,874.5480   $  881,808,769
          Class T Shares..............       4,589,219.3730   $  217,666,675
Janus Worldwide Fund
          Class A Shares..............          52,086.6040   $    2,225,661
          Class C Shares..............          29,924.2750   $    1,276,270
          Class D Shares..............      29,992,899.9970   $1,283,996,049
          Class I Shares..............         966,357.8890   $   41,360,118
          Class R Shares..............          12,822.7150   $      547,915
          Class S Shares..............       1,542,433.8220   $   65,954,470
          Class T Shares..............      26,429,340.8390   $1,131,440,081
INTECH Risk-Managed Core Fund
          Class A Shares..............       1,102,162.0470   $   13,148,793
          Class C Shares..............         648,562.6110   $    7,724,381
          Class D Shares..............      12,932,378.1900   $  154,283,272
          Class I Shares..............       4,660,369.5790   $   55,598,209
          Class S Shares..............         395,651.4670   $    4,716,165
          Class T Shares..............       5,953,227.2710   $   71,022,001
INTECH Risk-Managed Growth Fund
          Class A Shares..............       1,490,148.7100   $   17,255,922
          Class C Shares..............         416,990.2500   $    4,678,631
          Class I Shares..............      70,376,729.4950   $  810,036,156
          Class S Shares..............       1,662,891.5330   $   19,206,397
          Class T Shares..............           1,337.5450   $       15,435

                                            TOTAL NUMBER
                                              OF SHARES
FUND               SHARE CLASS               OUTSTANDING        NET ASSETS
----      ----------------------------   ------------------   --------------
INTECH Risk-Managed International Fund
          Class A Shares..............         273,230.3210   $    1,953,597
          Class C Shares..............         265,750.6330   $    1,902,775
          Class I Shares..............         362,059.6170   $    2,585,106
          Class S Shares..............         266,345.0970   $    1,904,367
          Class T Shares..............           1,598.7940   $       11,399
INTECH Risk-Managed Value Fund
          Class A Shares..............         461,745.0510   $    4,077,209
          Class C Shares..............          40,665.9470   $      357,860
          Class I Shares..............       8,313,313.9440   $   73,655,962
          Class S Shares..............          27,243.2990   $      240,558
          Class T Shares..............           3,046.1360   $       26,958
Perkins Large Cap Value Fund
          Class A Shares..............         175,142.7680   $    2,273,353
          Class C Shares..............          89,292.4730   $    1,153,659
          Class D Shares..............          49,156.7400   $      638,546
          Class I Shares..............       5,147,858.3120   $   66,922,158
          Class S Shares..............          50,146.9590   $      651,409
          Class T Shares..............          14,047.7050   $      182,339
Perkins Mid Cap Value Fund
          Class A Shares..............      49,102,083.0710   $1,033,107,828
          Class C Shares..............       7,922,725.8000   $  166,060,333
          Class D Shares..............      42,165,619.4020   $  887,164,632
          Class I Shares..............      82,859,103.2300   $1,744,184,123
          Class L Shares..............      19,330,394.2710   $  409,417,751
          Class R Shares..............       4,931,367.5590   $  103,608,032
          Class S Shares..............      28,926,071.6200   $  608,315,286
          Class T Shares..............     357,458,442.1870   $7,520,925,624
Perkins Small Cap Value Fund
          Class A Shares..............       2,479,233.0720   $   55,757,952
          Class C Shares..............         795,255.8600   $   17,781,921
          Class D Shares..............       3,011,822.3100   $   67,705,766
          Class I Shares..............      19,586,747.1080   $  441,093,545
          Class L Shares..............      32,778,998.6030   $  746,705,588
          Class R Shares..............         367,978.4800   $    8,250,078
          Class S Shares..............       2,160,598.7750   $   48,527,048
          Class T Shares..............      45,229,761.7970   $1,016,765,045

                                                                      APPENDIX L


                   5% BENEFICIAL OWNERS OF OUTSTANDING SHARES




     As of March 17, 2010, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any class of the Funds is listed below. To the best knowledge of the Trust, as of March 17, 2010, no other person or entity owned beneficially more than 5% of the outstanding shares of any class of the Funds, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital's or JCGI's ownership in a Fund, no other person or entity beneficially owned 25% or more of the outstanding shares of any class of the Funds, except as shown. In certain circumstances, Janus Capital's or JCGI's ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding shares of a class of a Fund are not the beneficial owners of such shares, unless otherwise indicated.



Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
INTECH Risk-Managed Core Fund           Mercer Trust Company Tr                                       31.27%
  Class A Shares                        FBO Securitas Security Services USA
                                        Incentive Savings & Retirement Plan
                                        Norwood, MA

                                        Charles Schwab & Co., Inc.                                    31.18%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Deutz Corporation Executive Income                            11.02%
                                        Norcross, GA

INTECH Risk-Managed Growth              Pershing LLC                                                  39.07%
  Fund                                  Jersey City, NJ
  Class A Shares
                                        NFS LLC                                                       16.59%
                                        FEBO State Street Bank Trustco
                                        Trustee Various Retirement Plans
                                        Purchase, NY

                                        Charles Schwab & Co., Inc.                                     8.76%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        Attn: Mutual Funds
                                        San Francisco, CA

                                        T Rowe Price Trust Co.                                         8.29%
                                        FBO RPS Clients
                                        Baltimore, MD

                                        Mitra & Co. FBO 98                                             5.37%
                                        C/O M&I Trust Co., NA
                                        Milwaukee, WI

                                        UBS Financial Services Inc.                                    5.14%
                                        FBO San Jose State University
                                        San Jose, CA

INTECH Risk-Managed                     Janus Capital Group Inc.                                      97.88%*
  International Fund                    Denver, CO
  Class A Shares




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
INTECH Risk-Managed Value Fund          Wilmington Trust Company                                      83.06%
  Class A Shares                        Cust. FBO Blanchard Valley Health Assoc 403B
                                        A/C 069363-001 1
                                        Wilmington, DE

                                        Charles Schwab & Co., Inc.                                    11.36%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        Attn: Mutual Funds
                                        San Francisco, CA

Janus Balanced Fund                     Charles Schwab & Co., Inc.                                    28.37%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     14.01%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        American Enterprise Investment Svc.                            7.46%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Raymond James                                                  6.31%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        Pershing LLC                                                   5.14%
                                        Jersey City, NJ

Janus Contrarian Fund                   Charles Schwab & Co., Inc.                                    59.17%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Raymond James                                                  6.27%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Enterprise Fund                   Charles Schwab & Co., Inc.                                    19.66%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     11.50%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Merrill Lynch Life Ins. Co.                                   11.33%
                                        Cedar Rapids, IA

                                        NFS LLC                                                        9.92%
                                        FEBO Marshall & Ilsley Trust Co., NA
                                        FBO Bank 98 Dly. Rcrdkpg.
                                        Milwaukee, WI

Janus Flexible Bond Fund                Charles Schwab & Co., Inc.                                    42.69%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Merrill Lynch Pierce Fenner & Smith, Inc.                      8.94%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Raymond James                                                  5.34%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Forty Fund                        Charles Schwab & Co., Inc.                                    27.19%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     14.57%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Merrill Lynch Life Ins. Co.                                    6.16%
                                        Cedar Rapids, IA

Janus Fund                              American Enterprise Investment Svc.                           96.76%
  Class A Shares                        FBO 890000611
                                        Minneapolis, MN

Janus Global Life Sciences Fund         Morgan Stanley & Co.                                          61.01%
  Class A Shares                        Jersey City, NJ

                                        Wells Fargo Investments LLC                                    5.62%
                                        Account 7257-7562
                                        Minneapolis, MN

Janus Global Opportunities Fund         Charles Schwab & Co., Inc.                                    59.35%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Morgan Stanley & Co.                                          19.70%
                                        Jersey City, NJ

                                        American Enterprise Investment Svc.                            9.13%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Raymond James                                                  7.10%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Global Real Estate Fund           Raymond James                                                 34.75%
  Class A Shares                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        Charles Schwab & Co., Inc.                                    31.36%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Janus Capital Group Inc.                                      16.80%*
                                        Denver, CO
                                        Pershing LLC                                                   9.13%
                                        Jersey City, NJ





* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Global Research Fund              LPL Financial                                                 28.72%
  Class A Shares                        Account 2483-6286
                                        San Diego, CA

                                        LPL Financial                                                 19.75%
                                        Account 5468-8560
                                        San Diego, CA

                                        LPL Financial                                                 14.38%
                                        Account 3718-1018
                                        San Diego, CA

                                        LPL Financial                                                 14.38%
                                        Account 6112-7795
                                        San Diego, CA

                                        American Enterprise Investment Svc.                           13.96%
                                        FBO 890000611
                                        Minneapolis, MN

                                        LPL Financial                                                  6.52%
                                        Account 5604-6567
                                        San Diego, CA

Janus Global Technology Fund            Charles Schwab & Co., Inc.                                    25.02%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Pershing LLC                                                  23.27%
                                        Jersey City, NJ

                                        American Enterprise Investment Svc.                           16.62%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                      7.90%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Raymond James                                                  5.32%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Growth and Income Fund            Charles Schwab & Co., Inc.                                    78.17%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        American Enterprise Investment Svc.                            5.31%
                                        FBO 890000611
                                        Minneapolis, MN

Janus High-Yield Fund                   Charles Schwab & Co., Inc.                                    35.87%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Citigroup Global Markets                                       9.79%
                                        House Account
                                        Owings Mills, MD

                                        Pershing LLC                                                   6.26%
                                        Jersey City, NJ


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        UBS Financial Services Inc.                                    5.25%
                                        FBO First Hawaiian Bank
                                        Custodian for Hotel Industry
                                        Pension Fund Defined Benefit
                                        Honolulu, HI

                                        UBS Financial Services Inc.                                    5.04%
                                        FBO Steven Grossman
                                        Janus High Yield
                                        Smithtown, NY

Janus International Equity Fund         Charles Schwab & Co., Inc.                                    74.09%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Morgan Stanley & Co.                                           7.15%
                                        Jersey City, NJ

Janus International Forty Fund          Charles Schwab & Co., Inc.                                    39.76%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Janus Capital Group Inc.                                       8.60%*
                                        Denver, CO

                                        American Enterprise Investment Svc.                            7.70%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Pershing LLC                                                   6.51%
                                        Jersey City, NJ

Janus Long/Short Fund                   Charles Schwab & Co., Inc.                                    31.97%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Citigroup Global Markets                                      13.67%
                                        House Account
                                        Owings Mills, MD

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                      9.07%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Morgan Stanley & Co.                                           6.88%
                                        Jersey City, NJ

                                        American Enterprise Investment Svc.                            6.18%
                                        FBO 890000611
                                        Minneapolis, MN

Janus Modular Portfolio                 Pershing LLC                                                  26.99%
  Construction Fund                     Jersey City, NJ
  Class A Shares
                                        American Enterprise Investment Svc.                           25.74%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Janus Capital Group Inc.                                       7.17%*
                                        Denver, CO




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Raymond James                                                  5.25%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Orion Fund                        Charles Schwab & Co., Inc.                                    53.67%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Pershing LLC                                                   9.06%
                                        Jersey City, NJ

                                        Raymond James                                                  8.65%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Overseas Fund                     Charles Schwab & Co., Inc.                                    29.51%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     12.17%
                                        For the Sole Benefit of Customers
                                        Attn: Service Team
                                        Jacksonville, FL

                                        Morgan Stanley & Co.                                           9.00%
                                        Jersey City, NJ

Janus Research Core Fund                Charles Schwab & Co., Inc.                                    69.63%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

Janus Research Fund                     American Enterprise Investment Svc.                           46.90%
  Class A Shares                        FBO 890000611
                                        Minneapolis, MN

                                        Charles Schwab & Co., Inc.                                    40.89%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Raymond James                                                  5.82%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Short-Term Bond Fund              Charles Schwab & Co., Inc.                                    40.64%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     10.91%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Raymond James                                                  8.55%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        Morgan Stanley & Co.                                           5.03%
                                        Jersey City, NJ


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Smart Portfolio - Conservative    American Enterprise Investment Svc.                           28.38%
  Class A Shares                        FBO 890000611
                                        Minneapolis, MN

                                        Pershing LLC                                                  25.17%
                                        Jersey City, NJ 07399-0002

                                        Ridge Clearing and Outsourcing                                 7.17%
                                        FBO 421-06361-16
                                        Jersey City, NJ

                                        Edward D. Jones & Co, Custodian                                5.46%
                                        FBO Loretta Kramm IRA
                                        Lometa, TX

Janus Smart Portfolio - Growth          American Enterprise Investment Svc.                           87.11%
  Class A Shares                        FBO 890000611
                                        Minneapolis, MN

                                        NFS LLC                                                        5.14%
                                        FEBO Bea A. Allgood, TOD on File
                                        Fremont, NE

Janus Smart Portfolio - Moderate        Raymond James                                                 24.51%
  Class A Shares                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        American Enterprise Investment Svc.                           17.39%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Pershing LLC                                                  15.47%
                                        Jersey City, NJ

                                        LPL Financial                                                  5.01%
                                        Account 5619-6568
                                        San Diego, CA

Janus Triton Fund                       Charles Schwab & Co., Inc.                                    42.22%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Wells Fargo Bank NA, Trustee                                   6.73%
                                        FBO Chesterfield Cnty. DCP 457B
                                        Greenwood Village, CO

                                        American Enterprise Investment Svc.                            5.04%
                                        FBO 890000611
                                        Minneapolis, MN

Janus Worldwide Fund                    Charles Schwab & Co., Inc.                                    51.23%
  Class A Shares                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

Perkins Large Cap Value Fund            Raymond James                                                 53.83%
  Class A Shares                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        Janus Capital Group Inc.                                      28.73%*
                                        Denver, CO

                                        Pershing LLC                                                   6.42%
                                        Jersey City, NJ




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Charles Schwab & Co., Inc.                                     6.04%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

Perkins Mid Cap Value Fund              Raymond James                                                 37.81%
  Class A Shares                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        Charles Schwab & Co., Inc.                                    13.86%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     12.23%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Morgan Stanley & Co.                                           6.21%
                                        Jersey City, NJ

Perkins Small Cap Value Fund            Merrill Lynch Pierce Fenner & Smith, Inc.                     23.44%
  Class A Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Charles Schwab & Co., Inc.                                    17.33%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Vallee & Co FBO 75                                             8.19%
                                        C/O Marshall & Ilsley Tr. Co., NA
                                        Milwaukee, WI

                                        Raymond James                                                  7.98%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        Morgan Stanley & Co.                                           7.10%
                                        Jersey City, NJ

INTECH Risk-Managed Core Fund           Merrill Lynch Pierce Fenner & Smith, Inc.                     55.22%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Pershing LLC                                                  10.90%
                                        Jersey City, NJ

INTECH Risk-Managed Growth              Merrill Lynch Pierce Fenner & Smith, Inc.                     42.17%
  Fund                                  For the Sole Benefit of Customers
  Class C Shares                        Jacksonville, FL

                                        Pershing LLC                                                  11.99%
                                        Jersey City, NJ

INTECH Risk-Managed                     Janus Capital Group Inc.                                      99.42%*
  International Fund                    Denver, CO
  Class C Shares

INTECH Risk-Managed Value Fund          Janus Capital Group Inc.                                      65.84%*
  Class C Shares                        Denver, CO

                                        Pershing LLC                                                  12.99%
                                        Jersey City, NJ




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     10.70%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        UBS Financial Services Inc.                                    6.61%
                                        FBO Li-Fen C. Johnson Rollover IRA
                                        Danville, CA

Janus Balanced Fund                     Merrill Lynch Pierce Fenner & Smith, Inc.                     24.08%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets                                      14.29%
                                        House Account
                                        Owings Mills, MD

                                        American Enterprise Investment Svc.                           10.23%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Raymond James                                                  6.77%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Contrarian Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                     32.67%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets                                      22.93%
                                        House Account
                                        Owings Mills, MD

                                        American Enterprise Investment Svc.                            7.12%
                                        FBO 890000611
                                        Minneapolis, MN

Janus Enterprise Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                     21.28%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets                                      19.98%
                                        House Account
                                        Owings Mills, MD

Janus Flexible Bond Fund                Merrill Lynch Pierce Fenner & Smith, Inc.                     38.55%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets                                      14.59%
                                        House Account
                                        Owings Mills, MD

                                        American Enterprise Investment Svc.                            5.77%
                                        FBO 890000611
                                        Minneapolis, MN

Janus Forty Fund                        Merrill Lynch Pierce Fenner & Smith, Inc.                     49.44%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets                                      16.34%
                                        House Account
                                        Owings Mills, MD

Janus Fund                              Merrill Lynch Pierce Fenner & Smith, Inc.                     47.26%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Citigroup Global Markets                                       8.92%
                                        House Account
                                        Owings Mills, MD

Janus Global Life Sciences Fund         American Enterprise Investment Svc.                           66.22%
  Class C Shares                        FBO 890000611
                                        Minneapolis, MN

                                        Raymond James                                                 30.10%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Global Opportunities Fund         Janus Capital Group Inc.                                     100.00%*
  Class C Shares                        Denver, CO

Janus Global Real Estate Fund           Janus Capital Group Inc.                                      52.88%*
  Class C Shares                        Denver, CO

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     27.16%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Pershing LLC                                                  12.22%
                                        Jersey City, NJ

Janus Global Research Fund              NFS LLC                                                       41.84%
  Class C Shares                        FEBO Carole G. Howard-Crumley
                                        Dripping Springs, TX

                                        NFS LLC                                                       20.92%
                                        FEBO Carole G. Howard, Trustee
                                        Amanda G. Howard Education Trust, UA 12/30/92
                                        Dripping Springs, TX

                                        NFS LLC                                                       14.92%
                                        NFS/FMTC Sep. IRA
                                        FBO Carole G. Howard-Crumley
                                        Dripping Springs, TX

                                        Morgan Stanley & Co.                                          14.13%
                                        Jersey City, NJ

                                        NFS LLC                                                        6.36%
                                        NFS/FMTC Roll. IRA
                                        FBO Marcus R. Miller
                                        Brooklyn, NY

Janus Global Technology Fund            Citigroup Global Markets                                      32.60%
  Class C Shares                        House Account
                                        Owings Mills, MD

                                        American Enterprise Investment Svc.                           19.32%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Pershing LLC                                                  13.29%
                                        Jersey City, NJ

                                        First Clearing LLC                                             9.57%
                                        A/C 4052-8277
                                        Doria A. Trombetta
                                        Santa Rosa, CA




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Wells Fargo Investments LLC                                    6.09%
                                        Account 3002-0136
                                        Minneapolis, MN

Janus Growth and Income Fund            Citigroup Global Markets                                      28.08%
  Class C Shares                        House Account
                                        Owings Mills, MD

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     15.54%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Raymond James                                                  9.48%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        Charlie Prisendorf                                             6.26%
                                        FBO Ever Ready Oil Co., Inc.
                                        401K Profit Sharing Plan & Trust
                                        Hackensack, NJ

                                        American Enterprise Investment Svc.                            5.20%
                                        FBO 890000611
                                        Minneapolis, MN

Janus High-Yield Fund                   Citigroup Global Markets                                      28.13%
  Class C Shares                        House Account
                                        Owings Mills, MD

                                        American Enterprise Investment Svc.                            9.67%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                      9.41%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Pershing LLC                                                   8.54%
                                        Jersey City, NJ

Janus International Equity Fund         Merrill Lynch Pierce Fenner & Smith, Inc.                     27.74%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets                                      25.63%
                                        House Account
                                        Owings Mills, MD

                                        American Enterprise Investment Svc.                           16.48%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Morgan Stanley & Co.                                           9.42%
                                        Jersey City, NJ

Janus International Forty Fund          Merrill Lynch Pierce Fenner & Smith, Inc.                     42.56%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Janus Capital Group Inc.                                      16.32%*
                                        Denver, CO

                                        Pershing LLC                                                   8.90%
                                        Jersey City, NJ




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        American Enterprise Investment Svc.                            8.00%
                                        FBO 890000611
                                        Minneapolis, MN

Janus Long/Short Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                     40.95%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets                                      21.24%
                                        House Account
                                        Owings Mills, MD

Janus Modular Portfolio                 American Enterprise Investment Svc.                           53.02%
  Construction Fund                     FBO 890000611
  Class C Shares                        Minneapolis, MN

                                        Pershing LLC                                                  10.08%
                                        Jersey City, NJ

                                        Janus Capital Group Inc.                                       9.35%*
                                        Denver, CO

Janus Orion Fund                        Merrill Lynch Pierce Fenner & Smith, Inc.                     31.93%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        American Enterprise Investment Svc.                           12.28%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Citigroup Global Markets                                      11.70%
                                        House Account
                                        Owings Mills, MD

                                        Pershing LLC                                                   5.63%
                                        Jersey City, NJ

Janus Overseas Fund                     Merrill Lynch Pierce Fenner & Smith, Inc.                     30.46%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets                                      21.83%
                                        House Account
                                        Owings Mills, MD

                                        Morgan Stanley & Co.                                           6.07%
                                        Jersey City, NJ

                                        American Enterprise Investment Svc.                            5.86%
                                        FBO 890000611
                                        Minneapolis, MN

Janus Research Core Fund                Citigroup Global Markets                                      59.32%
  Class C Shares                        House Account
                                        Owings Mills, MD

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     12.44%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

Janus Research Fund                     American Enterprise Investment Svc.                           69.85%
  Class C Shares                        FBO 890000611
                                        Minneapolis, MN

                                        Pershing LLC                                                  18.07%
                                        Jersey City, NJ




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Short-Term Bond Fund              Merrill Lynch Pierce Fenner & Smith, Inc.                     28.21%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        American Enterprise Investment Svc.                           14.65%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Citigroup Global Markets                                      13.81%
                                        House Account
                                        Owings Mills, MD

Janus Smart Portfolio - Conservative    American Enterprise Investment Svc.                           39.53%
  Class C Shares                        FBO 890000611
                                        Minneapolis, MN

                                        Pershing LLC                                                  11.06%
                                        Jersey City, NJ

                                        Raymond James                                                  9.30%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                      5.84%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

Janus Smart Portfolio - Growth          Raymond James                                                 41.05%
  Class C Shares                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        American Enterprise Investment Svc.                           32.00%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Pershing LLC                                                  18.02%
                                        Jersey City, NJ

Janus Smart Portfolio - Moderate        Raymond James                                                 31.42%
  Class C Shares                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        American Enterprise Investment Svc.                           19.86%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Pershing LLC                                                  15.96%
                                        Jersey City, NJ

Janus Triton Fund                       Merrill Lynch Pierce Fenner & Smith, Inc.                     22.97%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        American Enterprise Investment Svc.                           11.72%
                                        FBO 890000611
                                        Minneapolis, MN

Janus Worldwide Fund                    Citigroup Global Markets                                      24.47%
  Class C Shares                        House Account
                                        Owings Mills, MD

                                        Merrill Lynch Pierce Fenner & Smith, Inc.                     20.65%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        American Enterprise Investment Svc.                           15.23%
                                        FBO 890000611
                                        Minneapolis, MN

                                        Wells Fargo Investments LLC                                    5.73%
                                        A/C 7054-9514
                                        Minneapolis, MN

Perkins Large Cap Value Fund            Janus Capital Group Inc.                                      56.09%*
  Class C Shares                        Denver, CO

Perkins Mid Cap Value Fund              Merrill Lynch Pierce Fenner & Smith, Inc.                     30.45%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Raymond James                                                 11.40%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

                                        Citigroup Global Markets                                       7.52%
                                        House Account
                                        Owings Mills, MD

                                        Morgan Stanley & Co.                                           5.57%
                                        Jersey City, NJ

Perkins Small Cap Value Fund            Merrill Lynch Pierce Fenner & Smith, Inc.                     25.05%
  Class C Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets                                       9.48%
                                        House Account
                                        Owings Mills, MD

                                        Morgan Stanley & Co.                                           7.57%
                                        Jersey City, NJ

                                        Pershing LLC                                                   6.01%
                                        Jersey City, NJ

                                        Raymond James                                                  5.71%
                                        House Acct. Firm #92500015
                                        Omnibus For Mutual Funds
                                        St. Petersburg, FL

Janus Global Real Estate Fund           Richard E. O'Neill                                             5.59%
  Class D Shares                        Saddlebrooke, AZ

Janus International Equity Fund         State St. Bank Cust. IRA                                      19.36%
  Class D Shares                        Christopher S. Swenson
                                        Greenfield, WI

                                        Sharon R. Knitter & Richard Knitter JT WROS                    9.67%
                                        Oak Brook, IL

                                        Karen Scott Wilson Tr.                                         9.02%
                                        Karen Scott Wilson Revocable Trust
                                        Winnetka, IL

                                        Jess L. Hall & Kathleen L. Hall JT WROS                        8.84%
                                        Palmer, AK

                                        Kenneth S. Foster                                              7.06%
                                        McKinney, TX




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus International Forty Fund          State Street Bank Cust.                                       21.49%
  Class D Shares                        Dallas Public Schools 403B 7 Plan
                                        A/C Karl Albert Clemons
                                        Dallas, TX

                                        State St. Bank Cust. IRA                                      14.90%
                                        A/C George Ann Fendley
                                        Paris, TX

                                        State St. Bank Cust. IRA                                       6.21%
                                        Cynthia M. Harms
                                        Denver, CO

Perkins Large Cap Value Fund            Richard E. O'Neill                                             6.38%
  Class D Shares                        Saddlebrooke, AZ

                                        State St. Bank Cust. IRA                                       5.64%
                                        A/C Gerald T. Moore
                                        The Hills, TX

                                        State St. Bank Cust. IRA                                       5.22%
                                        Gary D. Petitt
                                        Hereford, AZ

                                        State St. Bank Cust. IRA                                       5.20%
                                        James R. Spadaccini
                                        Plymouth, MN

INTECH Risk-Managed Core Fund           Charles Schwab & Co., Inc.                                    28.19%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Minnesota Life Insurance Company                              10.36%
                                        St. Paul, MN

                                        Chembaco                                                       8.17%
                                        C/O Chemical Bank & Trust
                                        Midland, MI

                                        Northern Trust, as Custodian                                   7.00%
                                        FBO The Libra Fdn. A/C# 26-20655
                                        Chicago, IL

                                        NFS LLC                                                        6.46%
                                        FEBO Bankers Trustco.
                                        Des Moines, IA

                                        Women's Foundation of Minnesota                                5.47%
                                        Minneapolis, MN

                                        Mercer Trust Company Ttee.                                     5.11%
                                        FBO IBEW Local Union
                                        No. 126 Retirement Plan
                                        Norwood, MA

INTECH Risk-Managed Growth              Charles Schwab & Co., Inc.                                     7.35%
  Fund                                  Exclusive Benefit of Our Customers
  Class I Shares                        Reinvest. Account
                                        San Francisco, CA

INTECH Risk-Managed                     Janus Capital Group Inc.                                      74.17%*
  International Fund                    Denver, CO
  Class I Shares




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Charles Schwab & Co., Inc.                                    17.91%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Janus MPC Fund                                                 6.87%
                                        INTECH Risk-Managed International
                                        Denver, CO

INTECH Risk-Managed Value Fund          Janus Smart Portfolio - Growth                                32.80%
  Class I Shares                        Risk-Managed Value Omnibus Account
                                        Denver, CO

                                        Janus Smart Portfolio - Moderate                              25.77%
                                        Risk-Managed Value Omnibus Account
                                        Denver, CO

                                        Janus Smart Portfolio - Conservative                          14.40%
                                        Risk-Managed Value Omnibus Account
                                        Denver, CO

                                        Wells Fargo Bank NA                                           12.89%
                                        FBO TC Hosp. Workers Pen. -
                                        Misc. Assets 22218705
                                        Minneapolis, MN

Janus Balanced Fund                     Merrill Lynch Pierce Fenner & Smith Inc.                      40.77%
  Class I Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        NFS LLC                                                       10.03%
                                        FEBO FIIOC Agent
                                        FBO Qualified Employee Plans 401K Finops-LC Funds
                                        Covington, KY

                                        Charles Schwab & Co., Inc.                                     9.16%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        FIIOC                                                          7.41%
                                        FBO Kao America Inc.
                                        Covington, KY

                                        Citigroup Global Markets Inc.                                  6.65%
                                        00109801250
                                        New York, NY

Janus Contrarian Fund                   Merrill Lynch Pierce Fenner & Smith Inc.                      32.72%
  Class I Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Charles Schwab & Co., Inc.                                    13.75%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Strafe & Co.                                                  12.70%
                                        FAO Everest Reinsurance Retire. Plan
                                        A/C 6800288900
                                        Westerville, OH

                                        Prudential Investment Mgmt. Service                            7.51%
                                        FBO Mutual Fund Clients/Pruchoice
                                        Newark, NJ


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Janus Smart Portfolio - Growth                                 6.54%
                                        Contrarian Fund Omnibus Account
                                        Denver, CO

                                        Wachovia Bank                                                  5.13%
                                        Charlotte, NC

Janus Enterprise Fund                   NFS LLC                                                       30.90%
  Class I Shares                        FEBO Bank of America NA
                                        Trustee F/B/O Our Clients
                                        Omnibus Cash
                                        Dallas, TX

                                        Cardinal Bank                                                  7.47%
                                        FBO Its Clients
                                        McLean, VA

Janus Flexible Bond Fund                Prudential Investment Mgmt. Service                           36.86%
  Class I Shares                        FBO Mutual Fund Clients/Pruchoice
                                        Newark, NJ

                                        Merrill Lynch Pierce Fenner & Smith Inc.                      15.05%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Janus Smart Port - Conservative                               10.40%
                                        Flexible Bond Omnibus Account
                                        Denver, CO

                                        Janus Smart Portfolio - Moderate                               9.55%
                                        Flexible Bond Fund Omnibus Account
                                        Denver, CO

                                        Citigroup Global Markets Inc.                                  6.35%
                                        00109801250
                                        New York, NY

                                        Janus Smart Portfolio - Growth                                 5.31%
                                        Flexible Bond Omnibus Account
                                        Denver, CO

Janus Forty Fund                        Merrill Lynch Pierce Fenner & Smith Inc.                      43.68%
  Class I Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Citigroup Global Markets Inc.                                 13.61%
                                        00109801250
                                        New York, NY

                                        Mori & Co                                                      8.52%
                                        Kansas City, MO

                                        Vanguard Fiduciary Trust Company                               8.06%
                                        Valley Forge, PA

Janus Fund                              JP Morgan Chase Bank, as Directed                             70.58%
  Class I Shares                        Trustee for the Super Saver
                                        Capital Accumulation Plan
                                        For Employees of Participating
                                        AMR Corp. Subsidiaries
                                        New York, NY

                                        Janus Smart Portfolio - Growth                                 5.16%
                                        Janus Fund Omnibus Account
                                        Denver, CO


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund         Charles Schwab & Co., Inc.                                    64.71%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith Inc.                      22.05%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Janus MPC Fund                                                12.93%
                                        Global Life Sciences Omnibus Acct.
                                        Denver, CO

Janus Global Opportunities Fund         Merrill Lynch Pierce Fenner & Smith Inc.                      68.05%
  Class I Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Janus Capital Group Inc.                                      31.95%*
                                        Denver, CO

Janus Global Real Estate Fund           Charles Schwab & Co., Inc.                                    46.31%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Janus Smart Portfolio - Growth                                28.24%
                                        Global Real Estate Omnibus Acct.
                                        Denver, CO

                                        Janus Smart Portfolio - Moderate                              17.88%
                                        Global Real Estate Omnibus Account
                                        Denver, CO

                                        Janus Smart Portfolio - Conservative                           6.45%
                                        Global Real Estate Omnibus Account
                                        Denver, CO

Janus Global Research Fund              Charles Schwab & Co., Inc.                                    99.07%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Global Technology Fund            Merrill Lynch Pierce Fenner & Smith Inc.                      87.37%
  Class I Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

Janus Growth and Income Fund            NFS LLC                                                       30.49%
  Class I Shares                        FEBO FIIOC Agent
                                        FBO Qualified Employee Plans 401K Finops-LC Funds
                                        Covington, KY

                                        Janus Smart Portfolio - Growth                                22.49%
                                        Growth & Inc. Omnibus Account
                                        Denver, CO

                                        Janus Smart Portfolio - Moderate                              20.53%
                                        Growth & Inc. Fund Omnibus Account
                                        Denver, CO

                                        Janus Smart Portfolio - Conservative                          12.30%
                                        Growth & Inc. Omnibus Account
                                        Denver, CO




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Merrill Lynch Pierce Fenner & Smith Inc.                       8.20%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

Janus High-Yield Fund                   Citigroup Global Markets Inc.                                 26.28%
  Class I Shares                        00109801250
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                    16.75%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Janus Smart Portfolio - Conservative                          12.95%
                                        High-Yield Fund Omnibus Account
                                        Denver, CO

                                        Merrill Lynch Pierce Fenner & Smith Inc.                      11.20%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Janus Smart Portfolio - Growth                                10.11%
                                        High-Yield Fund Omnibus Account
                                        Denver, CO

                                        Janus Smart Portfolio - Moderate                               9.14%
                                        High-Yield Fund Omnibus Account
                                        Denver, CO

                                        Northern Trustco Custodian                                     8.14%
                                        FBO Insurance of SE Account 2364844
                                        Chicago, IL

Janus International Equity Fund         Janus Smart Portfolio - Growth                                30.10%
  Class I Shares                        International Equity Omnibus Acct.
                                        Denver, CO

                                        Janus Smart Portfolio - Moderate                              15.62%
                                        International Equity Omnibus Acct.
                                        Denver, CO

                                        Merrill Lynch Pierce Fenner & Smith Inc.                      11.65%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Janus Smart Portfolio - Conservative                           7.46%
                                        International Equity Omnibus Acct.
                                        Denver, CO

Janus International Forty Fund          Charles Schwab & Co., Inc.                                    45.70%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith Inc.                      36.59%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

Janus Long/Short Fund                   Citigroup Global Markets Inc.                                 25.36%
  Class I Shares                        00109801250
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                    24.80%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Merrill Lynch Pierce Fenner & Smith Inc.                      22.50%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

Janus Modular Portfolio                 Charles Schwab & Co., Inc.                                    67.53%
  Construction Fund                     Exclusive Benefit of Our Customers
  Class I Shares                        Reinvest. Account
                                        San Francisco, CA

                                        Janus Capital Group Inc.                                      16.33%*
                                        Denver, CO

Janus Orion Fund                        Merrill Lynch Pierce Fenner & Smith Inc.                      28.68%
  Class I Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Janus Smart Portfolio - Moderate                              20.35%
                                        Orion Fund Omnibus Account
                                        Denver, CO

                                        Charles Schwab & Co., Inc.                                    16.36%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Janus Smart Portfolio - Conservative                          14.70%
                                        Orion Fund Omnibus Account
                                        Denver, CO

                                        Janus Smart Portfolio - Growth                                10.50%
                                        Orion Fund Omnibus Account
                                        Denver, CO

Janus Overseas Fund                     Minnesota Life Insurance Company                              19.76%
  Class I Shares                        St. Paul, MN

                                        Merrill Lynch Pierce Fenner & Smith Inc.                      15.97%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        NFS LLC                                                       11.92%
                                        FEBO Transamerica Life Ins. Company
                                        Los Angeles, CA

                                        Charles Schwab & Co., Inc.                                     6.90%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        NFS LLC                                                        5.37%
                                        FEBO FIIOC
                                        As Agent for Qualified Employee Benefit
                                        Plans 401K Finops-LC Funds
                                        Covington, KY

Janus Research Core Fund                Charles Schwab & Co., Inc.                                    51.12%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith Inc.                      30.63%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Citigroup Global Markets Inc.                                  9.30%
                                        00109801250
                                        New York, NY

Janus Research Fund                     Janus Smart Portfolio - Growth                                24.84%
  Class I Shares                        Research Fund Omnibus Account
                                        Denver, CO

                                        Charles Schwab & Co., Inc.                                    18.90%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Janus Smart Portfolio - Moderate                              16.67%
                                        Research Fund Omnibus Account
                                        Denver, CO

                                        James M. Andersen, Tr.                                        16.13%
                                        Mendocino County Employees Retirement
                                        Ukiah, CA

                                        Merrill Lynch Pierce Fenner & Smith Inc.                      14.50%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Janus Smart Port - Conservative                                8.53%
                                        Research Fund Omnibus Account
                                        Denver, CO

Janus Short-Term Bond Fund              Merrill Lynch Pierce Fenner & Smith Inc.                      68.52%
  Class I Shares                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Janus Smart Portfolio - Conservative                           6.59%
                                        Short Term Bond Omnibus Account
                                        Denver, CO

                                        Janus Smart Portfolio - Moderate                               6.13%
                                        Short Term Bond Omnibus Account
                                        Denver, CO

                                        Prudential Investment Mgmt. Service                            5.49%
                                        FBO Mutual Fund Clients/Pruchoice
                                        Newark, NJ

Janus Smart Portfolio - Conservative    Charles Schwab & Co., Inc.                                    97.96%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Smart Portfolio - Growth          Charles Schwab & Co., Inc.                                    99.30%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Smart Portfolio - Moderate        Charles Schwab & Co., Inc.                                    77.34%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Pershing LLC                                                  19.24%
                                        Jersey City, NJ

Janus Triton Fund                       Charles Schwab & Co., Inc.                                    59.09%
  Class I Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Merrill Lynch Pierce Fenner & Smith Inc.                      18.83%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        Wells Fargo Investments LLC                                    5.70%
                                        Account 7943-2740
                                        Minneapolis, MN

Janus Worldwide Fund                    NFS LLC                                                       89.47%
  Class I Shares                        FEBO FIIOC
                                        As Agent for Qualified Employee Benefit
                                        Plans 401K Finops-LC Funds
                                        Covington, KY

                                        Charles Schwab & Co., Inc.                                     5.06%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Merrill Lynch Pierce Fenner & Smith Inc.                       5.04%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

Perkins Large Cap Value Fund            Janus Smart Portfolio - Growth                                22.05%
  Class I Shares                        Large Cap Value Omnibus Acct.
                                        Denver, CO

                                        Janus Smart Portfolio - Moderate                              16.11%
                                        Large Cap Value Omnibus Acct.
                                        Denver, CO

                                        PWMCO, LLC                                                    10.62%
                                        FBO 101081
                                        Chicago, IL

                                        Janus Smart Port - Conservative                                8.99%
                                        Large Cap Value Omnibus Acct.
                                        Denver, CO

                                        PWMCO, LLC                                                     7.21%
                                        FBO 101326
                                        Chicago, IL

                                        Charles Schwab & Co., Inc.                                     7.17%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Perkins Mid Cap Value Fund              NFS LLC                                                       19.05%
  Class I Shares                        FEBO FIIOC
                                        As Agent for Qualified Employee Benefit
                                        Plans 401K Finops-LC Funds
                                        Covington, KY

                                        Edward D. Jones & Co.                                         13.36%
                                        Maryland Heights, MO

                                        Wachovia Bank NA                                              12.59%
                                        Omnibus Cash/Cash
                                        9999999980 NC-1151
                                        Charlotte, NC

                                        Merrill Lynch Pierce Fenner & Smith Inc.                       8.75%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Prudential Investment Mgmt. Service                            5.27%
                                        FBO Mutual Fund Clients/Pruchoice
                                        Newark, NJ

Perkins Small Cap Value Fund            SEI Private Trust Company                                     47.74%
  Class I Shares                        C/O Suntrust Bank, ID 866
                                        Oaks, PA

                                        SEI Private Trust Company                                     14.72%
                                        C/O Suntrust Bank, ID 866
                                        Oaks, PA

                                        Merrill Lynch Pierce Fenner & Smith Inc.                      10.23%
                                        For the Sole Benefit of Customers
                                        Jacksonville, FL

                                        SEI Private Trust Company                                      6.25%
                                        C/O Suntrust Bank, ID 866
                                        Oaks, PA

Perkins Mid Cap Value Fund              Prudential Investment Mgmt. Service                           84.88%
  Class L Shares                        FBO Mutual Fund Clients
                                        Newark, NJ

Perkins Small Cap Value Fund            JP Morgan Chase Bank, Cust.                                   25.43%
  Class L Shares                        Super Saver Capital Accumulation Plan for EE
                                        Of Participating AMR Co.
                                        For EE of Participating AMR Co. Subsidiaries
                                        New York, NY

                                        Vangard Fiduciary Trust Co.                                   23.13%
                                        Valley Forge, PA

                                        National Financial Svcs. Corp.                                17.18%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

Janus Balanced Fund                     JP Morgan Chase Bank, Ttee.                                   18.97%
  Class R Shares                        FBO ADP Access 401K Program
                                        New York, NY

                                        Merrill Lynch                                                 16.11%
                                        Jacksonville, FL

                                        Hartford Life Insurance Co.                                   12.49%
                                        Separate Account DC IV
                                        Hartford, CT

Janus Contrarian Fund                   EMJAYCO                                                       15.72%
  Class R Shares                        FBO Reinders Inc. 401K, #351898
                                        Greenwood Village, CO

                                        GPC Securities Inc.                                            8.54%
                                        As Agent for Reliance Trust Company
                                        FBO Security Packaging Inc. 401K PS Plan
                                        Atlanta, GA

                                        Orchard Trust Company, Ttee.                                   7.85%
                                        Employee Benefits Clients
                                        Greenwood Village, CO

                                        GPC Securities Inc.                                            6.60%
                                        As Agent for Reliance Trust Company
                                        FBO Springdale Family Dental 401K Plan
                                        Atlanta, GA


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        GPC Securities Inc.                                            5.40%
                                        As Agent for Reliance Trust Company
                                        FBO Schmaid Tool & Die, Inc. 401(K) PSP
                                        Atlanta, GA

Janus Enterprise Fund                   Hartford Life Insurance Co.                                   29.10%
  Class R Shares                        Separate Account DC IV
                                        Hartford, CT

                                        Merrill Lynch                                                 11.63%
                                        Jacksonville, FL

Janus Flexible Bond Fund                Merrill Lynch                                                 16.71%
  Class R Shares                        Jacksonville, FL

                                        Orchard Trust Co., Ttee.                                       9.15%
                                        Employee Benefits Clients
                                        Greenwood Village, CO

                                        Orchard Trust Co. LLC, Cust.                                   6.46%
                                        Opp. Funds Record Pro. Ret. Pl.
                                        Greenwood Village, CO

                                        Frontier Trust Company                                         6.33%
                                        FBO ABC School Equipment Inc. 401K Plan 209747
                                        Fargo, ND

                                        Counsel Trust dba MATC                                         5.89%
                                        FBO Universal Space Network Inc.
                                        401K Profit Sharing Plan & Trust
                                        Pittsburgh, PA

                                        Frontier Trust Company                                         5.32%
                                        FBO Jacinto Medical Group PA 401K Plan 208794
                                        Fargo, ND

                                        Wilmington Trust RISC, as Cust.                                5.00%
                                        FBO HSW Engineering Inc. 401K Plan
                                        Phoenix, AZ

Janus Forty Fund                        Hartford Life Insurance Co.                                   37.55%
  Class R Shares                        Separate Account DC IV
                                        Hartford, CT

                                        Merrill Lynch                                                 18.73%
                                        Jacksonville, FL

                                        American United Life Insurance Co.                             7.54%
                                        AUL American Group Retirement Annuity
                                        Indianapolis, IN

                                        JP Morgan Chase Bank, Ttee.                                    6.60%
                                        FBO ADP Access 401K Program
                                        New York, NY

Janus Fund                              JP Morgan Chase Bank, Ttee.                                   41.14%
  Class R Shares                        FBO ADP Access 401K Program
                                        New York, NY

                                        The Kenrich Group LLC, Ttee.                                  27.13%
                                        FBO The Kenrich Group LLC 401K
                                        Greenwood Village, CO

                                        Merrill Lynch                                                  9.13%
                                        Jacksonville, FL


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Chris Weddle                                                   6.13%
                                        FBO Weddle Industries 401K Profit Sharing Plan &
                                        Trust
                                        Goleta, CA

Janus Growth and Income Fund            American United Life Insurance Co.                            29.49%
  Class R Shares                        AUL American Unit Trust
                                        One American Square
                                        Indianapolis, IN

                                        GPC Securities Inc.                                           16.63%
                                        Agent for Reliance Trust Company
                                        FBO Rasmussen College 401K Plan
                                        Atlanta, GA

                                        Rolloversystems Inc.                                           9.95%
                                        Charlotte, NC

                                        Frontier Trust Company                                         9.57%
                                        FBO Human Management Services Inc. 401K 207210
                                        Fargo, ND

                                        American United Life Insurance Co.                             5.90%
                                        AUL American Group Retirement Annuity
                                        Indianapolis, IN

Janus High-Yield Fund                   Janus Capital Group Inc.                                      53.71%*
  Class R Shares                        Denver, CO

                                        Herbert Yentis & Company Inc., Ttee.                          10.46%
                                        FBO Herbert Yentis & Company Inc. 401K Plan
                                        Greenwood Village, CO

                                        DWS Trust Co., Ttee.                                           8.88%
                                        FBO Chander Chicco Agency 401K Savings Plan
                                        Salem, NH

                                        Counsel Trust dba MATC                                         6.70%
                                        FBO Engineering Surveys & Services 401K Plan
                                        Pittsburgh, PA

Janus International Equity Fund         Janus Capital Group Inc.                                      66.87%*
  Class R Shares                        Denver, CO

                                        Frontier Trust Company                                         5.20%
                                        FBO Wingfield Scale Inc. Profit Sharing 205984
                                        Fargo, ND

                                        Counsel Trust dba MATC                                         5.05%
                                        International Language Services Defined Benefit
                                        Plan
                                        Pittsburgh, PA

Janus Long/Short Fund                   Capital Bank & Trust Company, Ttee.                           44.45%
  Class R Shares                        Bernardin Lochmueller & Assoc., RPS
                                        Greenwood Village, CO

                                        Capital Bank & Trust Company, Ttee.                           33.15%
                                        Senior Market Sales Inc. 401K
                                        Greenwood Village, CO




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Reliance Trust Co., Custodian                                 16.46%
                                        FBO Molded Fiber Glass Companies
                                        Atlanta, GA

Janus Orion Fund                        Capital Bank & Trust Co., Trustee                             12.74%
  Class R Shares                        FBO City Financial Corp 401(K) & Profit Sharing
                                        Plan
                                        Greenwood Village, CO

                                        Mercer Trust Company, Ttee.                                   11.94%
                                        FBO NY Hotel Trades Council & Hotel Assoc. of NYC
                                        Health Ctr., Inc. EE BEN
                                        Norwood, MA

                                        Counsel Trust dba Mid Atlantic Trust Company                  10.23%
                                        FBO Centro Inc. 401K
                                        Profit Sharing Plan & Trust
                                        Pittsburgh, PA

                                        Capital Bank & Trust Company, Ttee.                           10.08%
                                        FBO Retirement Profit Sharing Plan 401K
                                        Greenwood Village, CO

                                        Merrill Lynch                                                  7.70%
                                        Jacksonville, FL

                                        MG Trust Company, Cust.                                        6.71%
                                        FBO Pride Neon Inc. 401K P/S Plan
                                        Denver, CO

Janus Overseas Fund                     Hartford Life Insurance Co.                                   40.65%
  Class R Shares                        Separate Account DC IV
                                        Hartford, CT

                                        Merrill Lynch                                                 25.83%
                                        Jacksonville, FL

                                        JP Morgan Chase Bank, Ttee.                                    5.92%
                                        FBO ADP Access 401K Program
                                        New York, NY

Janus Research Core Fund                DWS Trust Co., Ttee.                                          37.02%
  Class R Shares                        Seattle Metropolitan Credit Union 401K Plan
                                        Salem, NH

                                        MG Trust Company, Cust.                                       22.09%
                                        FBO Display Supply Inc. 401K
                                        Denver, CO

                                        MG Trust Company, Cust.                                        9.46%
                                        FBO Canlis Inc.
                                        Denver, CO

                                        MG Trust Company, Cust.                                        9.46%
                                        FBO Deeny Construction Co., Inc.
                                        Denver, CO

                                        MG Trust Company, Cust.                                        5.71%
                                        FBO Emerald Paving Inc.
                                        Denver, CO

Janus Triton Fund                       Janus Capital Group Inc.                                      13.30%*
  Class R Shares                        Denver, CO




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Capital Bank & Trust Company, Ttee.                           12.23%
                                        FBO BJK Industries 401K
                                        Greenwood Village, CO

                                        MG Trust Company, Cust.                                        7.07%
                                        FBO R L Midgett Inc. 401K Plan
                                        Denver, CO

                                        Select Sales Inc., Ttee.                                       6.86%
                                        FBO Select Sales Inc. & Assoc. COS EES PS
                                        Greenwood Village, CO

Janus Worldwide Fund                    Capital Bank & Trust Co., Ttee.                               38.55%
  Class R Shares                        FBO Alcan Rolled Products-Ravenswood LLC
                                        Savings Pl. for USW Represented Employees
                                        Greenwood Village, CO

                                        MG Trust Company, Cust.                                       14.50%
                                        FBO Meyer Engineers Ltd.
                                        Denver, CO

                                        MG Trust Company, Cust.                                       12.27%
                                        FBO Midship Marine Inc.
                                        Denver, CO

                                        Frontier Trust Company                                         9.42%
                                        FBO Glacier Interactive Solutions 401 K 204009
                                        Fargo, ND

                                        Frontier Trust Company                                         7.47%
                                        FBO NDP LLC 401K Plan 209674
                                        Fargo, ND

                                        GPC Securities Inc.                                            7.32%
                                        Agent for Reliance Trust Company
                                        FBO Alpha Solutions Corporation EE Plan
                                        Atlanta, GA

Perkins Mid Cap Value Fund              Merrill Lynch                                                 13.92%
  Class R Shares                        Jacksonville, FL

                                        JP Morgan Chase Bank, Ttee.                                    6.60%
                                        FBO ADP Access 401K Program
                                        New York, NY

                                        EMJAY Corporation, Custodian                                   6.35%
                                        FBO Plans of RPSA Customers
                                        Greenwood Village, CO

                                        AUL Group Retirement Account                                   5.34%
                                        Separate Accounts Administration
                                        Indianapolis, IN

Perkins Small Cap Value Fund            Merrill Lynch                                                 25.69%
  Class R Shares                        Jacksonville, FL

INTECH Risk-Managed Core Fund           Nationwide Trust Company FSB                                  47.52%
  Class S Shares                        C/O IPO Portfolio Accounting
                                        Columbus, OH

                                        Prudential Investment Mgmt. Service                           10.49%
                                        FBO Mutual Fund Clients
                                        Newark, NJ

                                        Saxon & Co.                                                    7.16%
                                        FBO 20-01-302-9912426
                                        Philadelphia, PA


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        UMB Bank NA                                                    6.55%
                                        FBO Fiduciary for Tax Deferred Accounts
                                        Topeka, KS

                                        UMB Bank NA                                                    6.08%
                                        FBO Fiduciary for Tax Deferred Accounts
                                        Topeka, KS

INTECH Risk-Managed Growth              American United Life Insurance Co.                            30.48%
  Fund                                  Unit Investment Trust
  Class S Shares                        Separate Account Administration
                                        Indianapolis, IN

                                        Wachovia Bank                                                 26.26%
                                        FBO Various Retirement Plans
                                        9888888836 NC 1076
                                        Charlotte, NC

                                        Charles Schwab & Co., Inc.                                    22.90%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        New York Life Trust Company                                    5.81%
                                        Parsippany, NJ

INTECH Risk-Managed                     Janus Capital Group Inc.                                     100.00%*
  International Fund                    Denver, CO
  Class S Shares

INTECH Risk-Managed Value Fund          Janus Capital Group Inc.                                     100.00%*
  Class S Shares                        Denver, CO

Janus Balanced Fund                     National Financial Services LLC, Tr.                          15.22%
  Class S Shares                        For Exclusive Benefit of Our Customers
                                        New York, NY

                                        Nationwide Trust Company FSB                                   6.51%
                                        C/O IPO Portfolio Accounting
                                        Columbus, OH

                                        Nationwide Life Ins. Company QPVA                              5.70%
                                        C/O IPO Portfolio Accounting
                                        Columbus, OH

                                        Saxon & Co.                                                    5.31%
                                        FBO 91 Vested Interest
                                        Omnibus Asset
                                        A/C #20-01-302-9912426
                                        Philadelphia, PA

Janus Contrarian Fund                   New York Life Trust Company                                   13.49%
  Class S Shares                        Parsippany, NJ

                                        Wachovia Bank                                                  6.04%
                                        FBO Various Retirement Plans
                                        9888888836 NC 1076
                                        Charlotte, NC

Janus Enterprise Fund                   National Financial Services LLC, Tr.                          15.73%
  Class S Shares                        For Exclusive Benefit of Our Customers
                                        New York, NY




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Benefit Trust Co.                                             10.49%
                                        FBO PHH Investments LLC
                                        Overland Park, KS

                                        Nationwide Trust Company FSB                                   6.85%
                                        C/O IPO Portfolio Accounting
                                        Columbus, OH

                                        Charles Schwab & Co., Inc.                                     6.07%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

Janus Flexible Bond Fund                National Financial Services LLC, Tr.                          14.88%
  Class S Shares                        For Exclusive Benefit of Our Customers
                                        New York, NY

                                        Hartford Life Insurance Co.                                   10.78%
                                        Separate Account DC IV
                                        Hartford, CT

                                        Prudential Investment Mgmt. Service                            9.21%
                                        FBO Mutual Fund Clients
                                        Newark, NJ

                                        Saxon & Co.                                                    8.58%
                                        FBO 91 Vested Interest
                                        Omnibus Asset
                                        A/C #20-01-302-9912426
                                        Philadelphia, PA

                                        Reliance Trust Company                                         6.55%
                                        Sisters of Mercy of The Americas 401(K)
                                        Atlanta, GA

Janus Forty Fund                        Citigroup Global Markets Inc.                                 25.41%
  Class S Shares                        00109801250
                                        New York, NY

                                        National Financial Services LLC, Tr.                          18.01%
                                        For Exclusive Benefit of Our Customers
                                        New York, NY

Janus Fund                              Citigroup Global Markets Inc.                                 15.05%
  Class S Shares                        00109801250
                                        New York, NY

                                        Saxon & Co.                                                   12.00%
                                        FBO 91 Vested Interest
                                        Omnibus Asset
                                        A/C #20-01-302-9912426
                                        Philadelphia, PA

                                        Ohio National Life Insurance Co.                               8.96%
                                        FBO Its Separate Accounts
                                        Cincinnati, OH

                                        Prudential Retirement-Alliance                                 8.35%
                                        Separate Acct. Investment Products &
                                        Advisory Services
                                        Chicago, IL

                                        Charles Schwab & Co., Inc.                                     8.20%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Nationwide Trust Company FSB                                   6.30%
                                        C/O IPO Portfolio Accounting
                                        Columbus, OH

                                        Orchard Trust Company LLC, Trustee                             5.40%
                                        FBO Retirement Plans
                                        Greenwood Village, CO

Janus Global Life Sciences Fund         FIIOC                                                         88.85%
  Class S Shares                        FBO Foam Supplies Inc. Profit Sharing 401K Plan
                                        Covington, KY

                                        Janus Capital Group Inc.                                       6.65%*
                                        Denver, CO

Janus Global Opportunities Fund         LPL Financial Services                                        12.99%
  Class S Shares                        A/C 4884-5690
                                        San Diego, CA

                                        LPL Financial                                                 11.00%
                                        Account 2166-9019
                                        San Diego, CA

                                        LPL Financial Services                                         9.53%
                                        A/C 7981-7819
                                        San Diego, CA

                                        LPL Financial Services                                         8.93%
                                        A/C 8450-2089
                                        San Diego, CA

                                        LPL Financial                                                  5.97%
                                        Account 1029-4063
                                        San Diego, CA

                                        LPL Financial                                                  5.52%
                                        Account 7007-7733
                                        San Diego, CA

Janus Global Real Estate Fund           Janus Capital Group Inc.                                      87.91%*
  Class S Shares                        Denver, CO

                                        Wells Fargo Investments LLC                                    8.29%
                                        Account 2377-3750
                                        Minneapolis, MN

Janus Global Research Fund              Janus Capital Group Inc.                                     100.00%*
  Class S Shares                        Denver, CO

Janus Global Technology Fund            Saxon & Co.                                                   37.81%
  Class S Shares                        FBO 20-01-302-9912426
                                        Philadelphia, PA

                                        National Financial Services LLC, Tr.                          11.96%
                                        For Exclusive Benefit of Our Customers
                                        New York, NY

                                        LPL Financial                                                 11.40%
                                        Account 7052-6169
                                        San Diego, CA

                                        LPL Financial                                                 10.65%
                                        A/C 1699-2792
                                        San Diego, CA




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund            Saxon & Co.                                                   23.04%
  Class S Shares                        FBO 91 Vested Interest
                                        Omnibus Asset
                                        A/C #20-01-302-9912426
                                        Philadelphia, PA

                                        Nationwide Trust Company FSB                                  17.75%
                                        C/O IPO Portfolio Accounting
                                        Columbus, OH

                                        Charles Schwab & Co., Inc.                                    10.59%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

                                        Prudential Investment Mgmt. Service                            7.30%
                                        FBO Mutual Fund Clients
                                        Jersey City, NJ

Janus High-Yield Fund                   Wachovia Bank                                                  6.59%
  Class S Shares                        FBO Various Retirement Plans
                                        9888888836 NC 1076
                                        Charlotte, NC

Janus International Forty Fund          Janus Capital Group Inc.                                      31.79%*
  Class S Shares                        Denver, CO

Janus Long/Short Fund                   Orchard Trust Co. LLC/Ttee.                                   17.35%
  Class S Shares                        FBO CT Charlton & Assoc., Inc. EE SP 401K
                                        Greenwood Village, CO

                                        FIIOC                                                         16.02%
                                        FBO Orthopedic Associates Inc.
                                        Covington, KY

                                        National Financial Services LLC, Tr.                          13.71%
                                        For Exclusive Benefit of Our Customers
                                        New York, NY

                                        FIIOC                                                          9.74%
                                        FBO McLanahan Corporation, Non-Union
                                        Covington, KY

Janus Modular Portfolio                 Janus Capital Group Inc.                                      81.71%*
  Construction Fund                     Denver, CO
  Class S Shares

                                        Charles Schwab & Co., Inc.                                    14.61%
                                        Special Custody Account
                                        FBO Institutional Client Accounts
                                        San Francisco, CA

Janus Orion Fund                        National Financial Services LLC, Tr.                          50.85%
  Class S Shares                        For Exclusive Benefit of Our Customers
                                        New York, NY

                                        Capital Bank And Trust Company, Tr.                           28.39%
                                        FBO Cherokee Pharmaceuticals LLC 401K PS Plan
                                        Greenwood Village, CO

Janus Overseas Fund                     National Financial Services LLC, Tr.                          14.45%
  Class S Shares                        For Exclusive Benefit of Our Customers
                                        New York, NY




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        State Street Bank & Trust                                     11.79%
                                        FBO ADP Daily Valuation B 401K Product
                                        North Quincy, MA

                                        Hartford Life Insurance Co.                                   10.68%
                                        Separate Account DC IV
                                        Hartford, CT

                                        Nationwide Trust Company FSB                                   6.71%
                                        C/O IPO Portfolio Accounting
                                        Columbus, OH

Janus Research Core Fund                Nationwide Trust Company FSB                                  20.17%
  Class S Shares                        C/O IPO Portfolio Accounting
                                        Columbus, OH

                                        National Financial Services LLC, Tr.                          11.94%
                                        For Exclusive Benefit of Our Customers
                                        New York, NY

                                        Saxon & Co.                                                    8.02%
                                        FBO 91 Vested Interest
                                        Omnibus Asset
                                        A/C #20-01-302-9912426
                                        Philadelphia, PA

                                        DWS Trust Company, Ttee.                                       5.73%
                                        FBO Medegen 401(K) Plan
                                        # 063144
                                        Salem, NH

                                        GPC Securities Inc.                                            5.21%
                                        As Agent For Bank Of America
                                        FBO Cambridge Valve & Fitting Inc. PS Plan
                                        Atlanta, GA

Janus Research Fund                     Janus Capital Group Inc.                                      98.58%*
  Class S Shares                        Denver, CO

Janus Short-Term Bond Fund              National Financial Services LLC, Tr.                          13.53%
  Class S Shares                        For Exclusive Benefit of Our Customers
                                        New York, NY

                                        Pershing LLC                                                  10.30%
                                        Jersey City, NJ

                                        LPL Financial                                                  7.98%
                                        Account 7891-5495
                                        San Diego, CA

                                        LPL Financial                                                  5.88%
                                        Account 5453-7460
                                        San Diego, CA

Janus Smart Portfolio - Conservative    Ameritrade Inc.                                               62.61%
  Class S Shares                        FBO 9399171901
                                        Omaha, NE

                                        Ameritrade Inc.                                               10.20%
                                        FBO 9029141301
                                        Omaha, NE

                                        Ameritrade Inc.                                                9.69%
                                        FBO 9399417201
                                        Omaha, NE




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        LPL Financial                                                  8.80%
                                        Account 6662-6408
                                        San Diego, CA

                                        Ameritrade Inc.                                                5.87%
                                        FBO 9349075401
                                        Omaha, NE

Janus Smart Portfolio - Growth          Janus Capital Group Inc.                                      52.79%*
  Class S Shares                        Denver, CO

                                        LPL Financial                                                 47.21%
                                        Account 8005-5296
                                        San Diego, CA

Janus Smart Portfolio - Moderate        Janus Capital Group Inc.                                     100.00%*
  Class S Shares                        Denver, CO

Janus Worldwide Fund                    Nationwide Trust Company FSB                                  16.64%
  Class S Shares                        C/O IPO Portfolio Accounting
                                        Columbus, OH

                                        Guardian Insurance & Annuity Co.                              13.05%
                                        Sep-Acct. L
                                        C/O Paul Iannelli
                                        Equity Acct. 3S
                                        New York, NY

                                        Prudential Retirement-Alliance                                11.08%
                                        Separate Acct Investment Products &
                                        Advisory Services
                                        Chicago, IL

                                        Ohio National Life Insurance Co.                               9.83%
                                        FBO Its Separate Accounts
                                        Cincinnati, OH

                                        Nationwide Life Ins. Company QPVA                              6.40%
                                        C/O IPO Portfolio Accounting
                                        Columbus, OH

Perkins Large Cap Value Fund            Janus Capital Group Inc.                                     100.00%*
  Class S Shares                        Denver, CO

Perkins Mid Cap Value Fund              Massachusetts Mutual Life Insurance Company                    9.11%
  Class S Shares                        Springfield, MA

                                        Orchard Trust Company LLC, Trustee                             6.90%
                                        FBO Employee Benefits Clients
                                        C O Jeff Wayland
                                        Greenwood Village, CO

                                        Wachovia Bank                                                  5.80%
                                        FBO Various Retirement Plans
                                        9888888836 NC 1076
                                        Charlotte, NC

                                        Taynik & Co.                                                   5.09%
                                        C/O Investors Bank & Trust
                                        Boston, MA

Perkins Small Cap Value Fund            ING National Trust, Trustee                                   13.68%
  Class S Shares                        Core Market Retirement Plans
                                        North Quincy, MA




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Prudential Investment Mgmt. Service                           10.07%
                                        FBO Mutual Fund Clients
                                        Newark, NJ

                                        Wachovia Bank                                                  8.32%
                                        FBO Various Retirement Plans
                                        9888888836 NC 1151
                                        Charlotte, NC

                                        American United Life Insurance Co.                             7.02%
                                        Group Retirement Annuity
                                        Indianapolis, IN

                                        PWMCO, LLC                                                     5.40%
                                        FBO 101081
                                        Chicago, IL

INTECH Risk-Managed Core Fund           Charles Schwab & Co., Inc.                                    43.03%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                               42.07%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

INTECH Risk-Managed Growth Fund         Janus Capital Group Inc.                                      80.83%*
  Class T Shares                        Denver, CO

                                        Charles Schwab & Co., Inc.                                    19.17%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

INTECH Risk-Managed                     Janus Capital Group Inc.                                     100.00%*
  International Fund                    Denver, CO
  Class T Shares

INTECH Risk-Managed Value Fund          Charles Schwab & Co., Inc.                                    53.76%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Janus Capital Group Inc.                                      46.24%*
                                        Denver, CO

Janus Balanced Fund                     Charles Schwab & Co., Inc.                                    39.41%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                               28.79%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

Janus Contrarian Fund                   National Financial Services Co.                               37.61%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                    36.30%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                   National Financial Services Co.                                38.96%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                     33.17%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Flexible Bond Fund                National Financial Services Co.                                39.14%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                     32.93%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Ameritrade Inc.                                                 5.63%
                                        FEBO Our Customers
                                        Omaha, NE

                                        Prudential Investment Mgmt. Service                             5.40%
                                        FBO Mutual Fund Clients
                                        Newark, NJ

                                        Pershing LLC                                                    5.19%
                                        Jersey City, NJ

Janus Forty Fund                        National Financial Services Co.                                72.72%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                     21.45%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Fund                              National Financial Services Co.                                54.57%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                     18.32%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        MAC & Co.                                                       8.44%
                                        A/C NYPF3002002
                                        FBO NY State Deferred Comp. Plan
                                        Pittsburgh, PA

Janus Global Life Sciences Fund         Charles Schwab & Co., Inc.                                     46.18%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                                26.48%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Ameritrade Inc.                                                 8.84%
                                        FEBO Our Customers
                                        Omaha, NE


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Global Opportunities Fund         Charles Schwab & Co., Inc.                                     64.68%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                                16.33%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

Janus Global Real Estate Fund           Charles Schwab & Co., Inc.                                     99.39%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Global Research Fund              Charles Schwab & Co., Inc.                                    61.11%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                                24.29%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

Janus Global Technology Fund            Charles Schwab & Co., Inc.                                     42.28%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                                28.42%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Ameritrade Inc.                                                 5.81%
                                        FEBO Our Customers
                                        Omaha, NE

                                        Pershing LLC                                                    5.10%
                                        Jersey City, NJ

Janus Government Money Market           Charles Schwab & Co., Inc.                                     43.85%
  Fund                                  Exclusive Benefit of Our Customers
  Class T Shares                        Reinvest. Account
                                        San Francisco, CA

                                        Ameritrade Inc.                                                12.47%
                                        FEBO Our Customers
                                        Omaha, NE

Janus Growth and Income Fund            Charles Schwab & Co., Inc.                                     52.68%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                                17.43%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

Janus High-Yield Fund                   Charles Schwab & Co., Inc.                                     49.77%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                                27.77%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Citigroup Global Markets Inc.                                   7.50%
                                        00109801250
                                        New York, NY

Janus International Equity Fund         Charles Schwab & Co., Inc.                                     98.89%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus International Forty Fund          Charles Schwab & Co., Inc.                                     93.93%**
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Long/Short Fund                   Charles Schwab & Co., Inc.                                     99.04%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Modular Portfolio                 Charles Schwab & Co., Inc.                                     65.43%
  Construction Fund                     Exclusive Benefit of Our Customers
  Class T Shares                        Reinvest. Account
                                        San Francisco, CA

                                        Janus Capital Group Inc.                                       34.57%*
                                        Denver, CO

Janus Money Market Fund                 Bank of New York                                               29.44%
  Class T Shares                        As Cust. For Mass Mutual Life Insurance Co.
                                        New York, NY

                                        Bank of New York Mellon, Cust.                                 29.44%
                                        For NY Life Ins. Co., as Depositor
                                        New York, NY

                                        PFPC Inc., as Agent for PFPC Trust                             17.08%
                                        FBO Morningstar Wrap Program Customers
                                        King of Prussia, PA

                                        Charles Schwab & Co., Inc.                                     13.01%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Orion Fund                        Charles Schwab & Co., Inc.                                     36.98%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                                33.33%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Ameritrade Inc.                                                 6.26%
                                        FEBO Our Customers
                                        Omaha, NE

Janus Overseas Fund                     National Financial Services Co.                                36.43%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                     34.73%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA




 * This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.


** The Fund's portfolio manager owns approximately 81.5% of Class T Shares of the Fund.

Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
Janus Research Core Fund                Charles Schwab & Co., Inc.                                    51.57%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                               26.50%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

Janus Research Fund                     Charles Schwab & Co., Inc.                                    41.28%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                               28.03%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

Janus Short-Term Bond Fund              Charles Schwab & Co., Inc.                                    40.92%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                               40.63%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

Janus Smart Portfolio - Conservative    Charles Schwab & Co., Inc.                                    27.00%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                               20.89%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Brown Brothers, Harriman and Company                          11.77%
                                        As Custodian for 2700037
                                        Jersey City, NJ

                                        Ameritrade Inc.                                               10.71%
                                        FEBO Our Customers
                                        Omaha, NE

                                        Pershing LLC                                                   5.13%
                                        Jersey City, NJ

Janus Smart Portfolio - Growth          National Financial Services Co.                               35.51%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                    30.67%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Ameritrade Inc.                                               11.65%
                                        FEBO Our Customers
                                        Omaha, NE

Janus Smart Portfolio - Moderate        Charles Schwab & Co., Inc.                                    33.92%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                               28.45%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Pershing LLC                                                  11.11%
                                        Jersey City, NJ

                                        Ameritrade Inc.                                                6.97%
                                        FEBO Our Customers
                                        Omaha, NE

Janus Triton Fund                       National Financial Services Co.                               47.66%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                    35.83%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

Janus Twenty Fund                       National Financial Services Co.                               18.96%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                    18.02%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Minnesota State Retirement System                              9.92%
                                        Defined Contribution Plans
                                        St. Paul, MN

                                        Ohio Public Employee Deferred Compensation Program             6.70%
                                        Columbus, OH

                                        Nationwide Life Ins. Company QPVA                              5.95%
                                        C/O IPO Portfolio Accounting
                                        Columbus, OH

                                        Hartford Life Insurance Company                                5.34%
                                        DC III Separate Account
                                        Hartford, CT

Janus Venture Fund                      Charles Schwab & Co., Inc.                                    44.23%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                               25.46%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Ameritrade Inc.                                                5.17%
                                        FEBO Our Customers
                                        Omaha, NE

Janus Worldwide Fund                    Charles Schwab & Co., Inc.                                    36.82%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        National Financial Services Co.                               30.91%
                                        For the Exclusive Benefit of Our Customers
                                        New York, NY

Perkins Large Cap Value Fund            Charles Schwab & Co., Inc.                                    87.36%
  Class T Shares                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA


Name of Fund and Class                  Shareholder and Address of Record                    Percentage of Ownership
--------------------------------------------------------------------------------------------------------------------
                                        Janus Capital Group Inc.                                       6.94%*
                                        Denver, CO

Perkins Mid Cap Value Fund              National Financial Services Corp.                             40.79%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                    26.63%
                                        Reinvest. Account
                                        San Francisco, CA

                                        Pershing LLC                                                   5.66%
                                        Jersey City, NJ

Perkins Small Cap Value Fund            National Financial Services Co.                               27.43%
  Class T Shares                        For the Exclusive Benefit of Our Customers
                                        New York, NY

                                        Charles Schwab & Co., Inc.                                    26.05%
                                        Exclusive Benefit of Our Customers
                                        Reinvest. Account
                                        San Francisco, CA

                                        Prudential Investment Mgmt. Service                            8.11%
                                        FBO Mutual Fund Clients
                                        Newark, NJ




* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

                                                                      APPENDIX M


                                  LEGAL MATTERS

     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, two of which still remain: (i) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders against JCGI and Janus Capital (First Derivative Traders et al. v. Janus Capital Group Inc. et al., U.S. District Court, District of Maryland, MDL 1586, formerly referred to as Wiggins, et al.
v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818); and (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518).



     In the First Derivative Traders case (action (i) above), a Motion to Dismiss was previously granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit ("Fourth Circuit"). In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings. In October 2009, JCGI and Janus Capital filed a petition for a writ of certiorari with the United States Supreme Court to review the judgment of the Fourth Circuit. On January 11, 2010, the Supreme Court asked the United States Solicitor General to file a brief on the question of whether the petition should be granted. As a result of these developments at the Supreme Court, the Court has stayed all further proceedings until the Supreme Court rules on the petition for a writ of certiorari. In the Steinberg case (action (ii) above), the Court entered an order on January 20, 2010, granting Janus Capital's Motion for Summary Judgment and dismissing the remaining claims asserted against the company. However, on February 17, 2010, Plaintiffs filed a Notice of Appeal with the Fourth Circuit.

     In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. On July 31, 2009, Janus filed a "Notice that Matter is Deemed Concluded." At this time, no further proceedings are scheduled in this matter.

     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                                                        FORM OF PROXY CARD

[Janus Logo]
                                                            PLEASE VOTE THIS PROXY CARD TODAY!
PROXY TABULATOR                                         YOUR PROMPT RESPONSE WILL SAVE THE EXPENSE
P.O. BOX 859232                                                   OF ADDITIONAL MAILINGS
BRAINTREE, MA 02185-9232

                       VOTE VIA THE TELEPHONE                  VOTE VIA THE INTERNET                      VOTE BY MAIL

               1. Read the Proxy Statement and have    1. Read the Proxy Statement and have   1. Read the Proxy Statement
                  this card at hand                       this card at hand
                                                                                              2. Mark the appropriate box(es) on
               2. Call toll-free at 1-800-825-0898     2. Log on to WWW.KINGPROXY.COM/JANUS      this proxy card
                  and follow the recorded                 and follow the on-screen
                  instructions                            instructions                        3. Sign and date this proxy card

               3. If you vote via the telephone, you   3. If you vote via the Internet, you   4. Mail your completed proxy card in
                  do not need to mail this proxy          do not need to mail this proxy         the enclosed envelope
                  card                                    card

                                                                                                             JANUS INVESTMENT FUND
                                                                                                   SPECIAL MEETING OF SHAREHOLDERS
   (FUND NAME PRINTS HERE)                                                                                TO BE HELD JUNE 10, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND. The undersigned, revoking any previous proxies, hereby appoints Robin C. Beery,  Jesper Nergaard,  and Stephanie  Grauerholz-Lofton  or any of them, as attorneys and proxies,  with full power of  substitution  to each,  to vote the  shares  which the  undersigned  is  entitled  to vote at the  Special  Meetings  of
Shareholders  ("Meetings") of the Fund listed above to be held at the JW Marriott Hotel, 150 Clayton Lane,  Denver, CO on June 10,
2010 at 9:30 a.m. and 10:00 a.m. Mountain Time and at any  adjournment(s)  or  postponement(s)  of such Meetings.  As to any other matter that properly comes before the Meetings or any adjournment(s) or postponement(s)  thereof,  the persons appointed above may vote in accordance with their best judgment.  The undersigned hereby acknowledges  receipt of the accompanying Proxy Statement and
Notice of Special Meetings.

                                                       NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a  corporation,  estate,  trust or in other fiduciary  capacity,  for  example,  as a trustee,  please  state that capacity or title along with your signature.



                                                       --------------------------------------------   ------------------
                                                       Signature                                      Date


                                                       --------------------------------------------   ------------------
                                                       Signature (Joint Owners)                       Date
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

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE,
THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL(S) SET FORTH BELOW.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

                                                                                       FOR all nominees listed        WITHHOLD
1.   Election of ten Trustees:                                                         (except as noted on the   authority to vote
     (all funds)                                                                             line at left)       for all nominees

     01. Jerome S. Contro      02. William F. McCalpin    03. John W. McCarter, Jr.

     04. Dennis B. Mullen      05. James T. Rothe         06. William D. Stewart                  [ ]                    [ ]

     07. Martin H. Waldinger   08. Linda S. Wolf          09. John H. Cammack

     10. John P. McGonigle

--------------------------------------------------------------------------------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S)
ON THE LINE ABOVE).

2.   Approve an amended and restated  investment  advisory agreement to change the investment  advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.

                                                          FOR   AGAINST   ABSTAIN

     (applicable fund)                                    [ ]     [ ]        [ ]

3.   Approve an amended and  restated  investment  advisory  agreement to change the Fund's  benchmark  index for purposes of calculating the performance-based investment advisory fee.

                                                          FOR   AGAINST   ABSTAIN

     Janus Global Real Estate Fund                        [ ]     [ ]        [ ]

4.   Approve an amended and restated  investment  advisory  agreement to allow Janus  Capital to engage a subadviser  for the
     Fund.

                                                          FOR   AGAINST   ABSTAIN

     Janus Global Opportunities Fund                      [ ]     [ ]        [ ]

5.   Approve a subadvisory agreement between Janus Capital Management LLC and Perkins Investment Management LLC.

                                                          FOR   AGAINST   ABSTAIN

     Janus Global Opportunities Fund                      [ ]     [ ]        [ ]

                                           PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD
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